UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(513) 520-5925

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2024

Date of reporting period: February 29, 2024

Item 1. Reports to Stockholders.

(a)

PMC Funds

PMC Core Fixed Income Fund

Advisor Class Shares: (PMFIX)

Institutional Class Shares: (PMFQX)

PMC Diversified Equity Fund

Advisor Class Shares: (PMDEX)

Institutional Class Shares: (PMDQX)

ActivePassive ETFs

ActivePassive Core Bond ETF (APCB)

ActivePassive Intermediate Municipal Bond ETF (APMU)

ActivePassive International Equity ETF (APIE)

ActivePassive U.S. Equity ETF (APUE)

Semi-Annual Report

February 29, 2024

PMC Funds

Letter to Shareholders

(Unaudited)

To our Shareholders:

We are pleased to present you with the Semi-Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and six-month period ended February 29, 2024.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. The US economy exhibited resilience during the six-month period ending February 29, 2024, supported by robust consumer spending, business investment, and government stimulus measures. According to data from the Bureau of Economic Analysis (BEA), the US real GDP1 experienced steady growth, expanding by approximately 2.7% on an annualized basis as of January 31, 2024, the most recent data available. This growth was driven by strong domestic demand, with consumer spending remaining a primary engine of economic activity. Additionally, business investments continued to grow, fueled by favorable corporate earnings and low-interest rates. Government expenditures, including infrastructure investments and pandemic relief measures, also contributed to economic expansion.

Total Returns as of February 29, 2024*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	One Year	Five Year	Ten Year	Since Inception		Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund – Adv. Class	10.54%	11.66%	19.53%	8.95%	7.02%	9.18%		8-26-09	0.96	%**
PMC Diversified Equity Fund – Inst. Class	10.64%	11.84%	19.83%	NA	NA	9.11	%***	7-1-19	0.71	%**
MSCI World Index Net Return	10.67%	12.46%	24.96%	11.66%	9.06%	10.09%

PMC Core Fixed Income Fund – Adv. Class	2.52%	3.08%	4.21%	0.99%	1.35%	3.30%		9-28-07	1.16	%**
PMC Core Fixed Income Fund – Inst. Class	2.55%	3.18%	4.47%	NA	NA	0.29	%***	7-1-19	0.91	%**
Bloomberg U.S. Aggregate Bond Index	2.08%	2.35%	3.33%	0.56%	1.43%	2.84%

*	Periods of Less than 1-Year Are Unannualized
**	Gross expense ratio as disclosed in the prospectus dated December 29, 2023. Please see the Financial Highlights in this report for the most recent expense ratio.
***	Performance shown as of Institutional Class inception date of 7-1-19.

The S&P 500 represents a broad cross-section of the U.S. equity market, including common stocks traded on U.S. exchanges. The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million. An investor cannot invest directly in an index.

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 866-762-7338.

[1]	Gross Domestic Product (“GDP”) is the total monetary value of all the finished goods and services produced within a country’s borders in a specific period.

In terms of the employment situation, the US labor market continued to show signs of improvement, with steady job gains and declining unemployment rates. According to the Bureau of Labor Statistics (BLS), non-farm payrolls increased by an average of 231,000 jobs per month during the period, with the gains slightly higher in recent months. The unemployment rate rose modestly during the period from 3.8% to 3.9%, reflecting increased labor force participation and job creation across various sectors. Wage growth remained moderate but steady, supported by tightening labor market conditions and rising inflationary pressures.

Inflationary pressures persisted, driven by factors such as supply chain disruptions, rising energy prices, and strong consumer demand. The Consumer Price Index (CPI) increased by an annualized rate of around 3.2%. Core inflation, which excludes volatile food and energy prices, also rose moderately during the period, reflecting broad-based price pressures across goods and services. The Federal Reserve is closely monitoring inflation dynamics in order to determine its next step with respect to the target fed funds rate.

US monetary policy remained in a neutral posture, aimed at supporting economic growth while addressing inflationary pressures. The Federal Reserve maintained its benchmark interest rate, the fed funds rate, within the range of 5.25% to 5.50% throughout the period, signaling a cautious approach to further rate adjustments. Many economists believe that the Federal Open Market Committee’s (FOMC) next move will be to begin to lower the fed funds rate sometime in 2024. The FOMC has emphasized a data-dependent approach to policy decisions, taking into account factors such as inflation dynamics, labor market conditions, and global economic developments. The Federal Reserve also continued its balance sheet management, gradually reducing its holdings of Treasury securities and mortgage-backed securities. This so-called “quantitative tightening” is aimed to normalize the Fed’s balance sheet following years of expansionary monetary policies implemented in response to the global financial crisis.

Equity markets in the US exhibited resilience during the six-month period, posting positive total returns across major indices. The S&P 500, a measure of US large company performance, recorded a total return of approximately 13.9%. Similarly, the Dow Jones Industrial Average (DJIA)2, comprising 30 blue-chip US stocks, delivered a total return of 13.4%. The Nasdaq Composite Index3, heavily weighted towards technology and growth stocks, outperformed other indices with a total return of approximately 15.1%. Despite facing challenges such as inflationary pressures and geopolitical uncertainties, the US stock market demonstrated strength, driven by factors including robust corporate earnings, favorable economic indicators, and a monetary policy that has not become overly restrictive. Overall, the positive total returns observed across broad market indices during this period underscored the resilience and underlying strength of the US stock market amidst evolving market dynamics. The yield on the 10-year U.S. Treasury edged higher from 4.09% to 4.25% over the six months ended February 29, 2024.

PMC Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure, diversified globally. The Fund’s investment objective is long-term capital appreciation.

One of the primary drivers of the Fund’s performance is its exposure to the well-known value, momentum and quality asset pricing factors. Over the past six months asset pricing factors have continued to struggle in terms of performance. The one exception was the momentum factor, which is the tendency for stocks that have performed well on a relative basis over the past year to continue to perform relatively well over the ensuing few months. The poor factor performance translated into Fund performance that, while strong in absolute terms, lagged that of the benchmark over the six-month period ending February 29, 2024. For the most recent three-month period, the Advisor Class of the Fund generated a return of 10.54%, slightly underperforming the 10.67% return of the MSCI World Index Net Return. For the six months ended February 29, 2024, the Fund generated a total return of 11.66%, underperforming the 12.46% return of the benchmark. The primary driver of the Fund’s performance during the period was the aggregate performance of the asset pricing factors toward which the portfolio is tilted. The Fund has maintained positive tilts to the size, value, momentum and quality factors. The Fund’s orientations

[2]	Dow Jones Industrial Average (DJIA) is a stock market index that tracks the daily movements of 30 publicly-traded companies in the United States.
[3]	The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. Today the NASDAQ Composite includes over 2,500 companies, more than most other stock market indexes. Because it is so broad-based, the Composite is one of the most widely followed and quoted major market indexes toward value and quality stocks were key detractors from the performance relative to the benchmark, and its exposure to the momentum factor was modestly additive to relative performance. However, performance was negatively impacted by having a lower weighted average market capitalization than the index, as stocks of smaller companies significantly underperformed stocks of larger companies. Relative performance was also disadvantaged during both the most recent three-and six-month periods from a slight underweight to domestic equities relative to European equities. Among the positive contributors to performance during the year were limited underweights to the financials, industrials, and consumer discretionary sectors. Security selection in the consumer discretionary, energy, and utilities sectors also contributed positively to performance during the year. Among the detractors from performance was an underweight to the information technology sector, and security selection in the financials, communications services, and information technology and sectors. As is typically the case, the strategy’s factor orientation resulted in over-or underweights to specific stocks that have a meaningful impact on performance. Over the past six months underweights to well-known companies such as Microsoft (MSFT), Amazon.com, Inc. (AMZN), and NVIDIA Corp. (NVDA) resulted in underperformance. However, overweights to PulteGroup, Inc. (PHM), Lennar Corp. (LEN), and Dell Technologies (DELL) benefited performance.

In addition to the risk that the investment strategy employed in the Fund will underperform the benchmark indices generally, the primary risks continue to primarily involve systematic risk. Because Envestnet Asset Management, Inc. (the “Adviser”) controls the risk of the portfolio relative to the benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund

The PMC Core Fixed Income Fund provides broad exposure to the core segments of the domestic fixed income market. The Fund’s investment objective is to provide current income consistent with low volatility of principal, and in addition to the Adviser, one sub-adviser manages a portion of the Fund assets: Neuberger Berman Investment Advisers LLC.

Over the past six months the environment for fixed income securities has been marked by relative uncertainty on the future direction of interest rates. The FOMC was on pause during the period, and did not alter the target range of the fed funds rate from 5.25%-5.50%. There is much anticipation that the FOMC’s next significant move will be to lower the target range in 2024, as it perceives that inflation has been brought under control. Against this backdrop, the Fund generated positive returns for the three-month and six-month periods ending February 29, 2024. For the most recent three-month period, the Advisor Class of the Fund generated a return of 2.52%, slightly outperforming the benchmark Bloomberg U.S. Aggregate Bond Index return of 2.08%. For the six months ended February 29, 2024, the Advisor Class of the Fund posted a return of 3.08%, outperforming the benchmark return of 2.35%. The primary factors positively impacting performance over the past 12-month period were an underweight to US Treasury securities and security selection in the corporate bond segment. The primary detractors from performance included the Fund’s aggregate underweight to securitized bonds, and security selection in the US Treasury and government-related securities areas.

The primary risks to the strategies employed by the Fund’s sub-advisers remain in place and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep, and Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates continues to rise rapidly, the Fund will not be immune to further losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Co-Founder and Co-Chief Investment Officer

Envestnet

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and the PMC Core Fixed Income Fund’s sub-advisers as of the date of this report and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Diversification neither assures a profit nor guarantees against loss in a declining market.

Holdings are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of holdings for a full list of fund holdings.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates.

This material must be preceded or accompanied by a prospectus. Please see the prospectus

(https://www.investpmc.com/sites/default/files/documents/PMC-Funds-Statutory-Prospectus-12.29.23.pdf) for a complete description of the risks associated with investing in the PMC Funds.

PMC Funds are distributed by Foreside Fund Services, LLC. Foreside Fund Services, LLC is not an affiliate of Envestnet Asset Management, Inc./Envestnet PMC.

ActivePassive ETFs

Letter to Shareholders

(Unaudited)

To our Shareholders:

We are pleased to present you with the Semi-Annual Report for the ActivePassive ETF fund family. This report covers both the fiscal quarter and six-month period ended February 29, 2024.

The table below presents the standardized performance of the ActivePassive ETFs relative to their respective benchmarks. The ActivePassive ETFs commenced operations on May 2 of 2023, and during the 10 months of operation has seen a diverse environment. The US economy exhibited resilience during the six-month period ending February 29, 2024, supported by robust consumer spending, business investment, and government stimulus measures. According to data from the Bureau of Economic Analysis (BEA), the US real GDP1 experienced steady growth, expanding by approximately 2.7% on an annualized basis as of January 31, 2024, the most recent data available. This growth was driven by strong domestic demand, with consumer spending remaining a primary engine of economic activity. Additionally, business investments continued to grow, fueled by favorable corporate earnings and low-interest rates. Government expenditures, including infrastructure investments and pandemic relief measures, also contributed to economic expansion.

In terms of the employment situation, the US labor market continued to show signs of improvement, with steady job gains and declining unemployment rates. According to the Bureau of Labor Statistics (BLS), non-farm payrolls increased by an average of 231,000 jobs per month during the period, with the gains slightly higher in recent months. The unemployment rate rose modestly during the period from 3.8% to 3.9%, reflecting increased labor force participation and job creation across various sectors. Wage growth remained moderate but steady, supported by tightening labor market conditions and rising inflationary pressures.

Inflationary pressures persisted, driven by factors such as supply chain disruptions, rising energy prices, and strong consumer demand. The Consumer Price Index (CPI) increased by an annualized rate of around 3.2%. Core inflation, which excludes volatile food and energy prices, also rose moderately during the period, reflecting broad-based price pressures across goods and services. The Federal Reserve is closely monitoring inflation dynamics in order to determine its next step with respect to the target fed funds rate.

US monetary policy remained in a neutral posture, aimed at supporting economic growth while addressing inflationary pressures. The Federal Reserve maintained its benchmark interest rate, the fed funds rate, within the range of 5.25% to 5.50% throughout the period, signaling a cautious approach to further rate adjustments. Many economists believe that the Federal Open Market Committee’s (FOMC) next move will be to begin to lower the fed funds rate sometime in 2024. The FOMC has emphasized a data-dependent approach to policy decisions, taking into account factors such as inflation dynamics, labor market conditions, and global economic developments. The Federal Reserve also continued its balance sheet management, gradually reducing its holdings of Treasury securities and mortgage-backed securities. This so-called “quantitative tightening” is aimed to normalize the Fed’s balance sheet following years of expansionary monetary policies implemented in response to the global financial crisis.

Equity markets in the US exhibited resilience during the six-month period, posting positive total returns across major indices. The S&P 500, a measure of US large company performance, recorded a total return of approximately 13.9%. Similarly, the Dow Jones Industrial Average (DJIA)2, comprising 30 blue-chip US stocks, delivered a total return of 13.4%. The Nasdaq Composite Index3, heavily weighted towards technology and growth stocks, outperformed other indices with a total return of approximately 15.1%. Despite facing challenges such as inflationary pressures and geopolitical uncertainties, the US stock market demonstrated strength, driven by factors including robust corporate

[1]	Gross Domestic Product (“GDP”) is the total monetary value of all the finished goods and services produced within a country’s borders in a specific period.
[2]	The Dow Jones Industrial Average (DJIA) is a stock market index that tracks the daily movements of 30 publicly-traded companies in the United States.
[3]	The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. Today the NASDAQ Composite includes over 2,500 companies, more than most other stock market indexes. Because it is so broad-based, the Composite is one of the most widely followed and quoted major market indexes.

This material must be preceded or accompanied by a prospectus.

earnings, favorable economic indicators, and a monetary policy that has not become overly restrictive. Overall, the positive total returns observed across broad market indices during this period underscored the resilience and underlying strength of the US stock market amidst evolving market dynamics. The yield on the 10-year U.S. Treasury edged higher from 4.09% to 4.25% over the six months ended February 29, 2024.

Total Returns as of February 29, 2024*

*Periods of Less than 1-Year Are Unannualized

Fund		Three Months	Six Months	Nine Months	Since Inception	Inception Date	Gross Expense Ratio**
ActivePassive U.S. Equity ETF (ticker: APUE)	@Market	12.84%	14.12%	24.01%	26.61%	5/2/2023	0.33%
	@NAV	12.61%	14.09%	23.85%	26.40%
CRSP U.S. Total Market Index		12.25%	13.80%	23.49%	25.60%

ActivePassive International Equity ETF (ticker: APIE)	@Market	8.05%	9.06%	13.97%	11.42%	5/2/2023	0.45%
	@NAV	7.48%	8.93%	14.05%	11.24%
S&P Classic ADR Composite Index (USD) NTR		6.84%	7.99%	12.21%	9.12%

ActivePassive Core Bond ETF (ticker: APCB)	@Market	2.07%	2.39%	1.57%	0.55%	5/2/2023	0.36%
	@NAV	1.97%	2.40%	1.54%	0.39%
Bloomberg U.S. Aggregate Bond Index		2.08%	2.35%	1.26%	0.18%

ActivePassive Intermediate Municipal Bond ETF (ticker: APMU)	@Market	1.73%	3.36%	3.21%	1.36%	5/2/2023	0.36%
	@NAV	1.37%	2.96%	2.95%	0.96%
Bloomberg Muni 1-10 Year Blend Total Return Index		1.37%	3.28%	3.53%	2.62%

*	Periods of Less than 1-Year Are Unannualized
**	Gross expense ratio as disclosed in the prospectus dated December 29, 2023, includes Acquired Fund Fees and Expenses. Please see the Financial Highlights in this report for the most recent expense ratio.

An investor cannot invest directly in an index. Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Short term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made based solely on returns. For the most recent month-end performance, please visit the Funds’ website at www.activepassive.com or by calling 800-617-0004.

Market Price: The current price at which shares are bought and sold. Market returns are based upon the last trade price.

NAV: The dollar value of a single share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. Calculated at the end of each business day.

The S&P 500 represents a broad cross-section of the U.S. equity market, including common stocks traded on U.S. exchanges. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The CRSP U.S. Total Market Index captures broad U.S. equity market coverage and includes securities traded on NYSE, NYSE American, NYSE ARCA, NASDAQ, Bats Global Markets, and the Investors Exchange, including nearly 4,000 constituents across mega, large, small and micro capitalizations, representing nearly 100 percent of the U.S. investable equity market. The S&P Classic ADR Composite Index seeks to track all American depositary receipts trading on the NYSE, NYSE American, NASDAQ, and over the counter (OTC) in the United States, subject to size and liquidity requirements. The Bloomberg 1-10 Year Municipal Blend Total Return Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Municipal Bond Index—an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market.

This material must be preceded or accompanied by a prospectus.

ActivePassive US Equity ETF

The ActivePassive US Equity ETF was launched on May 2, 2023, and provides broad U.S. equity exposure. The Fund’s investment objective is long-term capital appreciation.

The Fund is an actively managed exchange-traded fund that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the CRSP U.S. Total Market Index (the “Benchmark Index”). The Fund also employs a factor active strategy for a portion of the investment portfolio. Passive exposure within the large cap sleeve of the portfolio contributed to results and was a driver of the overall performance in the past six months. Passive strategies in Large Cap U.S. equities have been rewarded in this up-trending market. The exposure to well-known value, momentum, and quality asset pricing factors was mixed in its relative contribution to performance. The momentum factor within the large cap sleeve benefited the Fund, whereas value factor exposure detracted from results. The Fund generated results of 14.09%, outpacing the Benchmark Index return of 13.80% by 29 basis points*, for the six-month period ending February 29, 2024.

In the trailing six months, contributors to performance include exposure to the Information Technology, Communication Services, and Financial Services sectors, all of which outperformed the Benchmark Index. Detracting from performance was exposure to the weaker performing Utilities, Consumer Defensive, and Energy sectors, all of which lagged the Benchmark Index in the trailing six months. The small cap sleeve was a detractor as large cap stocks, in general, outpaced small cap stocks for the six-month period.

In addition to the risk that the investment strategies employed in the Fund may underperform the benchmark indices, the primary risks continue to involve systematic risk. Because the Adviser controls the risk of the portfolio relative to the benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

ActivePassive International Equity ETF

The ActivePassive International Equity ETF was launched on May 2, 2023, and provides broad international equity asset class exposure. The Fund’s investment objective is long-term capital appreciation and in addition to the Adviser, two sub-advisers manage a portion of the Fund’s assets: AllianceBernstein L.P. and Causeway Capital Management LLC.

The Fund is an actively managed exchange-traded fund that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the S&P Classic ADR Composite Index (the “Benchmark Index”). The Fund also employs a factor active strategy for a portion of the investment portfolio. Strong relative outperformance from the factor exposures in the quantitative active strategy was a driver of outperformance over the prior six-month period. The foreign large value, foreign large growth, and the emerging market equity sleeves underperformed and were the main detractors from performance. Chinese equities generally posted weaker relative performance, whereas Japanese equities were one of the stronger relative performers. Stock selection within Germany and United Kingdom contributed to relative outperformance while negative stock selection in India and Switzerland detracted from results. For the six-month period ending February 29, 2024, the Fund generated performance of 8.93%, which outpaced the Benchmark Index return of 7.99% by 94 basis points.

In addition to the risk that the investment strategies employed in the Fund may underperform the Benchmark Index, the primary risks continue to involve systematic risk. Because the Adviser and Sub-advisers control the risk of the portfolio relative to the Benchmark Index, the overall portfolio should track the Fund’s Benchmark Index fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the Benchmark Index.

*	A basis point is a standard measure for interest rates and other percentages in finance. One basis point equals 1/100th of 1%, or 0.01% (and .0001 in decimal form).

This material must be preceded or accompanied by a prospectus.

ActivePassive Core Bond ETF

The ActivePassive Core Bond ETF was launched on May 2, 2023, and provides broad fixed income asset class exposure. The Fund’s investment objective is current income consistent with low volatility of principal, and in addition to the Adviser, two sub-advisers manage a portion of the Fund’s assets: Neuberger Berman Investment Advisers LLC and Sage Advisory Services, Ltd. Co.

The Fund is an actively managed exchange-traded fund that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark Index”). Strong relative performance from the active manager sleeves as well as the international bond sleeve, with each outperforming the Benchmark Index over the past 6 months, contributed to portfolio results. We have seen a shift in the environment for fixed income as the longer trend in rising yields has abated. Fixed income yields have come down at the long end and the Federal Reserve is projecting rate cuts this year which has kept downward pressure on yields. Within this environment, the Fund generated results of 2.40%, slightly outpacing the Benchmark Index return of 2.35% by 5 basis points, for the six-month period ending February 29, 2024. The passively managed sleeve trailed active manager performance as active credit selection and sector positioning proved additive within fixed income. The primary contributor to fund performance was corporate credit exposure while Treasury securities were the primary detractor from results. Slightly shorter duration positioning within the fund relative to the benchmark detracted from performance as longer duration securities outperformed amid the lower rate environment.

The primary risks to the strategies employed by the Fund remain in place and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep, and Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates reverse trend and rise rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

ActivePassive Intermediate Municipal Bond ETF

The ActivePassive Intermediate Municipal Bond ETF was launched on May 2, 2023, and provides broad municipal fixed income asset class exposure. The Fund’s investment objective is current income that is exempt from federal income taxes consistent with low volatility of principal, and in addition to the Adviser, one sub-adviser manages a portion of the Fund’s assets: GW&K Investment Management, LLC.

The Fund is an actively managed exchange-traded fund that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the Bloomberg Municipal 1-10 Year Blend Total Return Index (the “Benchmark Index”). Over the past 6 months the environment for municipal fixed income securities has been marked by falling yields. While the Federal Reserves’ positioning to cut rates over the next few years will continue to have a factor on municipal yields, the long-term trend in lower supply also continues to influence the direction of the municipal markets. The actively managed sleeve contributed to performance as it slightly outpaced the Benchmark Index over the trailing six months. The passively managed sleeve was a detractor as it trailed the Benchmark Index. Lower quality municipal bonds generally outperformed leading to some relative weakness for the higher quality issues in the portfolio. Longer duration municipals outpaced shorter duration municipals as yields pushed lower, and the Fund’s slightly shorter positioning detracted from performance. The Fund generated results of 2.96%, trailing the Benchmark Index return of 3.28% by 32 basis points, for the six-month period ending February 29, 2024.

The primary risks to the strategies employed by the Fund remain in place and exist at both the macro level and in individual security selection. Due to the Fund’s exposure to municipal securities, the Fund remains likely to underperform the Benchmark Index somewhat if the Federal Reserve makes a policy misstep and rates move against positioning in the Fund. In addition, if the general level of interest rates reverse trend and rise rapidly, the Fund will not be immune to further losses. Similarly, if certain of the individual securities currently owned by the Fund are adversely affected by economic or municipal-specific events, the Fund itself will also be affected.

This material must be preceded or accompanied by a prospectus.

As always, we appreciate your continued trust and confidence in the ActivePassive ETFs. We will continue to do all we can to ensure that such trust and confidence are well placed and will manage the ActivePassive ETFs with that goal clearly in mind.

Brandon R. Thomas Co-Founder and Co-Chief Investment Officer Envestnet	Gregory A. Classen Principal Director, Portfolio Management Envestnet

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and each Fund’s sub-advisers, as applicable, as of the date of this report and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Quantitative easing is a monetary policy strategy used by central banks to keep credit flowing to the economy.

Diversification neither assures a profit nor guarantees against loss in a declining market. Holdings are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of holdings for a full list of fund holdings. Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates.

ActivePassive ETFs are distributed by Foreside Fund Services, LLC. Foreside Fund Services, LLC is not an affiliate of Envestnet Asset Management, Inc.

This material must be preceded or accompanied by a prospectus.

ENVESTNET FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid or purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution (12b-1) fees (Advisor Class shares only) and other Fund expenses. As a shareholder of the ActivePassive ETFs (together with the PMC Funds, the “Funds”), you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Fund. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 - February 29, 2024).

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, shareholders of the PMC Funds will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the PMC Funds’ transfer agent. Shareholders of the PMC Funds who hold their shares through Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. For the PMC Funds, the Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. For the ActivePassive ETFs, the Example includes, but is not limited to, each ActivePassive ETF’s unitary management fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During Period 9/1/23-2/29/24*
PMC Core Fixed Income Fund–Advisor Class
Actual	$1,000.00	$1,030.80	$4.29
Hypothetical (5% return before expenses)	1,000.00	1,020.64	4.27
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During Period 9/1/23-2/29/24*
PMC Core Fixed Income Fund–Institutional Class
Actual	$1,000.00	$1,031.80	$3.03
Hypothetical (5% return before expenses)	1,000.00	1,021.88	3.02
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During Period 9/1/23-2/29/24*
PMC Diversified Equity Fund–Advisor Class
Actual	$1,000.00	$1,116.60	$4.95
Hypothetical (5% return before expenses)	1,000.00	1,020.19	4.72
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During Period 9/1/23-2/29/24*
PMC Diversified Equity Fund–Institutional Class
Actual	$1,000.00	$1,118.40	$3.69
Hypothetical (5% return before expenses)	1,000.00	1,021.38	3.52
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During Period 9/1/23-2/29/24*
ActivePassive Core Bond ETF
Actual	$1,000.00	$1,024.00	$1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.12	1.76
*	Expenses are equal to the Fund’s annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During Period 9/1/23-2/29/24*
ActivePassive Intermediate Municipal Bond ETF
Actual	$1,000.00	$1,029.60	$1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.12	1.76
*	Expenses are equal to the Fund’s annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During Period 9/1/23-2/29/24*
ActivePassive International Equity ETF
Actual	$1,000.00	$1,089.30	$2.34
Hypothetical (5% return before expenses)	1,000.00	1,022.63	2.26
*	Expenses are equal to the Fund’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During Period 9/1/23-2/29/24*
ActivePassive U.S. Equity ETF
Actual	$1,000.00	$1,140.90	$1.60
Hypothetical (5% return before expenses)	1,000.00	1,023.37	1.51
*	Expenses are equal to the Fund’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX, PMFQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of February 29, 2024 is shown below.

Allocation of Portfolio Holdings

% of Net assets

^	Excludes securities lending collateral.

PMC CORE FIXED INCOME FUND–ADVISOR CLASS (PMFIX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2024

	PMC Core Fixed Income Fund–Advisor Class	Bloomberg U.S. Aggregate Bond Index
One Year	4.21%	3.33%
Five Year	0.99%	0.56%
Ten Year	1.35%	1.43%
Since Inception (9/28/07)	3.30%	2.84%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on February 28, 2013. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

PMC CORE FIXED INCOME FUND–INSTITUTIONAL CLASS (PMFQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2024

	PMC Core Fixed Income Fund–Institutional Class	Bloomberg U.S. Aggregate Bond Index
One Year	4.47%	3.33%
Since Inception (7/1/19)	0.29%	-0.43%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND (PMDEX, PMDQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of February 29, 2024 is shown below.

^	Excludes securities lending collateral.

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2024

	PMC Diversified Equity Fund– Advisor Class	MSCI World Index Net Return
One Year	19.53%	24.96%
Five Year	8.95%	11.66%
Ten Year	7.02%	9.06%
Since Inception (8/26/09)	9.18%	10.09%

On May 25, 2018, Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on February 28, 2013. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Continued

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

PMC DIVERSIFIED EQUITY FUND–INSTITUTIONAL CLASS (PMDQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2024

	PMC Diversified Equity Fund– Institutional Class	MSCI World Index Net Return
One Year	19.83%	24.96%
Since Inception (7/1/19)	9.11%	11.14%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

ActivePassive Core Bond ETF (APCB)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of February 29, 2024 is shown below.

Allocation of Portfolio Holdings

% of Net assets

ActivePassive Core Bond ETF (APCB)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2024

	ActivePassive Core Bond ETF (NAV)	ActivePassive Core Bond ETF (Market Price)	Bloomberg U.S. Aggregate Bond Index
Since Inception (5/2/23)	0.39%	0.55%	0.18%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at 800-617-0004.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on May 2, 2023, the inception date of the Fund. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

ActivePassive Intermediate Municipal Bond ETF (APMU)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income that is exempt from federal income taxes consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of February 29, 2024 is shown below.

Allocation of Portfolio Holdings

% of Net assets

ActivePassive Intermediate Municipal Bond ETF (APMU)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2024

	ActivePassive Intermediate Municipal Bond ETF (NAV)	ActivePassive Intermediate Municipal Bond ETF (Market Price)	Bloomberg Municipal 1-10 Year Blend Total Return Index
Since Inception (5/2/23)	0.96%	1.36%	2.62%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at 800-617-0004.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on May 2, 2023, the inception date of the Fund. The graph does not reflect any future performance.

The Bloomberg Municipal 1-10 Year Blend Total Return Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Municipal Bond Index–an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market.

One cannot invest directly in an index.

*	Inception Date

ActivePassive International Equity ETF (APIE)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of February 29, 2024 is shown below.

ActivePassive International Equity ETF (APIE)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2024

	ActivePassive International Equity ETF (NAV)	ActivePassive International Equity ETF (Market Price)	S&P Classic ADR Composite Index NTR
Since Inception (5/2/23)	11.24%	11.42%	9.12%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at 800-617-0004.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on May 2, 2023, the inception date of the Fund. The graph does not reflect any future performance.

The S&P Classic ADR Composite Index seeks to track all American depositary receipts trading on the NYSE, NYSE American, NASDAQ, and over the counter (OTC) in the United States, subject to size and liquidity requirements.

One cannot invest directly in an index.

*	Inception Date

ActivePassive U.S. Equity ETF (APUE)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of February 29, 2024 is shown below.

ActivePassive U.S. Equity ETF (APUE)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2024

	ActivePassive U.S. Equity ETF (NAV)	ActivePassive U.S. Equity ETF (Market Price)	CRSP U.S. Total Market Index
Since Inception (5/2/23)	26.40%	26.61%	25.60%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at 800-617-0004.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on May 2, 2023, the inception date of the Fund. The graph does not reflect any future performance.

The CRSP U.S. Total Market Index captures broad U.S. equity market coverage and include securities traded on NYSE, NYSE American, NYSE ARCA, NASDAQ, Bats Global Markets, and the Investors Exchange. Nearly 4,000 constituents across mega, large, small and micro capitalizations, representing nearly 100 percent of the U.S. investable equity market.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited)

	Par	Value
CORPORATE BONDS—35.5%
Automobiles & Components—0.5%
Ford Motor Co.,
4.75%, 01/15/2043	$215,000	$174,107
General Motors Co.,
6.13%, 10/01/2025	1,073,000	1,082,051
Goodyear Tire & Rubber Co.,
5.25%, 04/30/2031	110,000	99,739

		1,355,897

Banks—3.6%
Bank of America Corp.,
3.88%, 08/01/2025(a)	480,000	472,632
Citigroup, Inc.
3.20%, 10/21/2026	1,121,000	1,064,842
3.89% to 01/10/2027 then 3 mo. Term SOFR + 1.82%, 01/10/2028	405,000	389,379
Fifth Third Bancorp
5.63% to 01/29/2031 then SOFR + 1.84%, 01/29/2032	251,000	248,923
4.34% to 04/25/2032 then SOFR + 1.66%, 04/25/2033(a)	870,000	789,150
Ford Motor Credit Co. LLC,
5.11%, 05/03/2029	310,000	298,893
JPMorgan Chase & Co.
2.95%, 10/01/2026	1,667,000	1,585,165
6.25% to 10/23/2033 then SOFR + 1.81%, 10/23/2034	640,000	679,169
5.34% to 01/23/2034 then SOFR + 1.62%, 01/23/2035	540,000	537,304
PNC Financial Services Group, Inc.
6.88% to 10/20/2033 then SOFR + 2.28%, 10/20/2034	670,000	726,177
5.68% to 01/22/2034 then SOFR + 1.90%, 01/22/2035	530,000	531,729
Truist Financial Corp.,
5.71% to 01/24/2034 then SOFR + 1.92%, 01/24/2035	645,000	639,031
US Bancorp,
5.38% to 01/23/2029 then SOFR + 1.56%, 01/23/2030	240,000	238,780
Wells Fargo & Co.
4.15%, 01/24/2029	1,581,000	1,514,305
5.50% to 01/23/2034 then SOFR + 1.78%, 01/23/2035	795,000	790,047

		10,505,526

Capital Goods—3.2%
Boeing Co.,
5.81%, 05/01/2050	1,943,000	1,874,838
Boeing Co/The,
5.04%, 05/01/2027	1,106,000	1,095,980
Carrier Global Corp.,
5.90%, 03/15/2034	905,000	939,308
Cummins, Inc.
5.15%, 02/20/2034	133,000	132,888
5.45%, 02/20/2054	250,000	251,570
Deere & Co.,
5.38%, 10/16/2029(a)	999,000	1,032,500
Honeywell International, Inc.,
5.00%, 02/15/2033(a)	905,000	906,939
Regal Rexnord Corp.
6.05%, 04/15/2028(b)	370,000	372,433
6.40%, 04/15/2033(b)	1,315,000	1,350,942

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
RTX Corp.
7.50%, 09/15/2029	$467,000	$518,369
6.40%, 03/15/2054	810,000	897,296

		9,373,063

Commercial & Professional Services—1.2%
ASGN, Inc.,
4.63%, 05/15/2028(b)	415,000	387,441
CDW LLC / CDW Finance Corp.
2.67%, 12/01/2026	243,000	225,324
4.25%, 04/01/2028(a)	705,000	671,188
Enviri Corp.,
5.75%, 07/31/2027(b)	430,000	402,204
EquipmentShare.com, Inc.,
9.00%, 05/15/2028(a)(b)	165,000	169,286
Harvest Midstream I LP,
7.50%, 09/01/2028(b)	170,000	171,532
Imola Merger Corp.,
4.75%, 05/15/2029(a)(b)	280,000	259,713
Korn Ferry,
4.63%, 12/15/2027(b)	85,000	80,406
Medline Borrower LP,
3.88%, 04/01/2029(b)	240,000	215,399
Presidio Holdings, Inc.,
4.88%, 02/01/2027(b)	160,000	153,916
United Rentals North America, Inc.,
5.25%, 01/15/2030	270,000	261,668
Waste Management, Inc.,
4.15%, 04/15/2032	503,000	474,138

		3,472,215

Consumer Discretionary Distribution & Retail—0.7%
Amazon.com, Inc.,
3.80%, 12/05/2024	1,038,000	1,027,079
eBay, Inc.,
2.60%, 05/10/2031(a)	790,000	670,335
Macy’s Retail Holdings LLC,
5.88%, 03/15/2030(b)	245,000	229,943

		1,927,357

Consumer Services—1.4%
Booking Holdings, Inc.,
3.55%, 03/15/2028	1,100,000	1,047,772
Churchill Downs, Inc.,
6.75%, 05/01/2031(b)	315,000	315,582
Marriott International, Inc./MD,
5.30%, 05/15/2034(a)	495,000	487,388
McDonald’s Corp.,
3.50%, 07/01/2027	1,623,000	1,554,912
Wyndham Hotels & Resorts, Inc.,
4.38%, 08/15/2028(b)	145,000	134,940
Yum! Brands, Inc.,
5.38%, 04/01/2032(a)	465,000	446,930

		3,987,524

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Consumer Staples Distribution & Retail—0.1%
Walmart, Inc.,
4.15%, 09/09/2032	$392,000	$378,325

Energy—3.3%
BP Capital Markets America, Inc.,
4.81%, 02/13/2033(a)	510,000	497,727
Buckeye Partners LP,
3.95%, 12/01/2026	65,000	61,529
Civitas Resources, Inc.,
8.63%, 11/01/2030(b)	295,000	315,913
Comstock Resources, Inc.,
6.75%, 03/01/2029(a)(b)	365,000	337,174
CQP Holdco LP / BIP-V Chinook Holdco LLC,
5.50%, 06/15/2031(b)	410,000	382,362
Diamondback Energy, Inc.,
6.25%, 03/15/2053	1,005,000	1,064,119
DT Midstream, Inc.,
4.13%, 06/15/2029(b)	110,000	100,616
Energy Transfer LP
5.55%, 05/15/2034(a)	520,000	514,825
5.95%, 05/15/2054(a)	545,000	532,245
EQM Midstream Partners LP,
5.50%, 07/15/2028(a)	620,000	608,653
Exxon Mobil Corp.,
3.10%, 08/16/2049	510,000	357,279
Genesis Energy LP / Genesis Energy Finance Corp.,
8.88%, 04/15/2030(a)	330,000	342,467
Hilcorp Energy I LP / Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	445,000	442,131
Marathon Petroleum Corp.,
4.70%, 05/01/2025	570,000	564,767
New Fortress Energy, Inc.,
6.50%, 09/30/2026(a)(b)	515,000	497,806
Occidental Petroleum Corp.
6.13%, 01/01/2031	398,000	408,529
6.45%, 09/15/2036	370,000	389,845
4.30%, 08/15/2039	260,000	209,826
6.60%, 03/15/2046(a)	810,000	860,880
Phillips 66,
1.30%, 02/15/2026	955,000	884,292
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.,
6.00%, 09/01/2031(b)	95,000	87,100

		9,460,085

Equity Real Estate Investment Trusts (REITs)—1.1%
Iron Mountain, Inc.
5.25%, 03/15/2028(b)	40,000	38,594
4.88%, 09/15/2029(b)	210,000	195,486
5.25%, 07/15/2030(a)(b)	410,000	384,043
Public Storage Operating Co.,
2.30%, 05/01/2031(a)	3,068,000	2,582,079

		3,200,202

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Financial Services—2.8%
American Express Co.,
6.49% to 10/30/2030 then SOFR + 1.94%, 10/30/2031	$490,000	$522,279
Capital One Financial Corp.
7.62% to 10/30/2030 then SOFR + 3.07%, 10/30/2031	360,000	394,206
6.05% to 02/01/2034 then SOFR + 2.26%, 02/01/2035(a)	1,435,000	1,450,443
CommScope, Inc.,
8.25%, 03/01/2027(b)	637,000	279,605
Corebridge Financial, Inc.,
5.75%, 01/15/2034	735,000	733,771
Goldman Sachs Group, Inc.,
3.80%, 03/15/2030	1,459,000	1,357,207
Morgan Stanley
6.25%, 08/09/2026	449,000	459,741
3.59% (3 mo. LIBOR US + 134.00%), 07/22/2028(c)	1,395,000	1,320,906
5.42% to 07/21/2033 then SOFR + 1.88%, 07/21/2034	710,000	706,059
MPH Acquisition Holdings LLC,
5.50%, 09/01/2028(b)	70,000	61,153
OneMain Finance Corp.,
3.50%, 01/15/2027(a)	570,000	525,394
Prime Security Services Borrower LLC / Prime Finance, Inc.,
5.75%, 04/15/2026(b)	405,000	402,279

		8,213,043

Food, Beverage & Tobacco—2.2%
Anheuser-Busch InBev Worldwide, Inc.
4.35%, 06/01/2040	741,000	664,021
4.60%, 04/15/2048	73,000	65,651
4.75%, 04/15/2058	375,000	340,811
Aramark Services, Inc.,
5.00%, 02/01/2028(a)(b)	470,000	450,896
Campbell Soup Co.,
4.80%, 03/15/2048	885,000	777,638
Constellation Brands, Inc.,
4.90%, 05/01/2033	1,175,000	1,140,094
Molson Coors Beverage Co.,
4.20%, 07/15/2046(a)	745,000	609,117
Performance Food Group, Inc.,
5.50%, 10/15/2027(b)	80,000	78,437
Philip Morris International, Inc.
3.13%, 08/17/2027	407,000	383,569
5.13%, 02/15/2030	1,075,000	1,070,371
5.75%, 11/17/2032	770,000	785,748

		6,366,353

Health Care Equipment & Services—0.4%
Acadia Healthcare Co., Inc.,
5.00%, 04/15/2029(b)	280,000	264,860
CVS Health Corp.,
4.13%, 04/01/2040	415,000	341,681
Tenet Healthcare Corp.,
6.13%, 10/01/2028(a)	420,000	415,596

		1,022,137

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Household & Personal Products—0.3%
Energizer Holdings, Inc.,
4.38%, 03/31/2029(a)(b)	$580,000	$514,483
Procter & Gamble Co.,
2.30%, 02/01/2032(a)	297,000	253,869

		768,352

Insurance—1.8%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer,
6.75%, 04/15/2028(b)	85,000	84,495
American International Group, Inc.,
5.13%, 03/27/2033(a)	565,000	557,666
Aon North America, Inc.
5.15%, 03/01/2029	570,000	570,577
5.30%, 03/01/2031	390,000	389,741
5.45%, 03/01/2034	845,000	846,503
5.75%, 03/01/2054	145,000	145,879
Marsh & McLennan Cos., Inc.
5.15%, 03/15/2034	265,000	264,248
5.45%, 03/15/2054	250,000	248,737
MetLife, Inc.,
6.50%, 12/15/2032(a)	1,755,000	1,922,600
Travelers Cos, Inc.,
5.45%, 05/25/2053	265,000	270,715

		5,301,161

Management of Companies and Enterprises—0.3%
Camelot Return Merger Sub, Inc.,
8.75%, 08/01/2028(b)	170,000	174,608
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer,
5.88%, 10/01/2028(b)	445,000	432,945
Windsor Holdings III LLC,
8.50%, 06/15/2030(b)	245,000	253,801

		861,354

Materials—0.2%
Ball Corp.,
2.88%, 08/15/2030	425,000	360,215
Standard Industries, Inc./NJ,
4.75%, 01/15/2028(a)(b)	220,000	207,819

		568,034

Media & Entertainment—1.6%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90%, 06/01/2052	815,000	512,863
5.25%, 04/01/2053	1,085,000	843,211
Comcast Corp.,
4.15%, 10/15/2028	1,727,000	1,676,037
CSC Holdings LLC
4.13%, 12/01/2030(b)	465,000	346,618
4.63%, 12/01/2030(a)(b)	235,000	130,918
DISH DBS Corp.,
5.88%, 11/15/2024	95,000	89,867
Live Nation Entertainment, Inc.,
4.75%, 10/15/2027(a)(b)	345,000	330,610

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Sirius XM Radio, Inc.,
4.13%, 07/01/2030(a)(b)	$275,000	$236,864
Ziff Davis, Inc.,
4.63%, 10/15/2030(a)(b)	515,000	462,294

		4,629,282

Pharmaceuticals, Biotechnology & Life Sciences—0.7%
AbbVie, Inc.
4.95%, 03/15/2031	470,000	470,233
4.05%, 11/21/2039	422,000	370,188
4.25%, 11/21/2049	360,000	309,071
5.40%, 03/15/2054	135,000	137,143
5.50%, 03/15/2064	420,000	425,176
Biogen, Inc.,
2.25%, 05/01/2030	276,000	231,077

		1,942,888

Real Estate Management & Development—0.4%
RHP Hotel Properties LP / RHP Finance Corp.,
4.75%, 10/15/2027	180,000	172,061
Shea Homes LP / Shea Homes Funding Corp.,
4.75%, 02/15/2028	65,000	62,068
Simon Property Group LP,
6.25%, 01/15/2034	500,000	527,186
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC,
10.50%, 02/15/2028(b)	280,000	290,117

		1,051,432

Semiconductors & Semiconductor Equipment—1.6%
Intel Corp.
3.75%, 03/25/2027	1,157,000	1,120,284
5.00%, 02/21/2031	400,000	397,605
5.15%, 02/21/2034	795,000	787,212
5.70%, 02/10/2053(a)	250,000	253,601
5.60%, 02/21/2054	290,000	290,040
5.90%, 02/10/2063	150,000	156,411
Marvell Technology, Inc.
2.95%, 04/15/2031	430,000	368,744
5.95%, 09/15/2033	960,000	992,126
QUALCOMM, Inc.,
5.40%, 05/20/2033(a)	226,000	234,660

		4,600,683

Software & Services—1.5%
Microsoft Corp.,
3.13%, 11/03/2025(a)	2,684,000	2,609,934
Oracle Corp.,
3.60%, 04/01/2050	325,000	229,047
ServiceNow, Inc.,
1.40%, 09/01/2030	1,894,000	1,519,944

		4,358,925

Technology Hardware & Equipment—1.9%
Apple, Inc.,
1.80%, 09/11/2024	2,818,000	2,768,448

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Cisco Systems, Inc.
4.85%, 02/26/2029	$890,000	$891,624
4.95%, 02/26/2031	750,000	750,591
5.05%, 02/26/2034(a)	765,000	770,344
5.30%, 02/26/2054	260,000	263,356

		5,444,363

Telecommunication Services—2.0%
AT&T, Inc.,
3.50%, 09/15/2053	565,000	388,750
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031(b)	258,000	207,751
4.50%, 05/01/2032(a)	375,000	296,615
Frontier Communications Holdings LLC
5.88%, 10/15/2027(b)	420,000	406,267
5.00%, 05/01/2028(a)(b)	95,000	88,018
Sprint Capital Corp.,
8.75%, 03/15/2032	1,465,000	1,770,493
T-Mobile USA, Inc.
3.00%, 02/15/2041	871,000	629,488
4.50%, 04/15/2050	480,000	406,471
3.30%, 02/15/2051	260,000	178,916
6.00%, 06/15/2054(a)	610,000	639,313
Verizon Communications, Inc.
4.33%, 09/21/2028	359,000	348,600
5.05%, 05/09/2033(a)	495,000	490,367

		5,851,049

Transportation—0.3%
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.,
6.50%, 06/20/2027(b)	126,000	126,135
United Airlines Pass Through Trust,
Series 2020-1, 5.88%, 10/15/2027	601,966	608,393

		734,528

Utilities—2.4%
Calpine Corp.,
4.50%, 02/15/2028(b)	545,000	513,892
DTE Energy Co.,
3.40%, 06/15/2029	452,000	414,119
Eversource Energy,
5.50%, 01/01/2034	450,000	445,669
NextEra Energy Capital Holdings, Inc.,
5.25%, 02/28/2053	535,000	499,300
Northern Natural Gas Co.,
5.63%, 02/01/2054(b)	165,000	167,279
NRG Energy, Inc.
3.63%, 02/15/2031(a)(b)	395,000	332,566
10.25% to 03/15/2028 then 5 yr. CMT Rate + 5.92%, Perpetual(b)	165,000	175,211
Pacific Gas and Electric Co.
6.40%, 06/15/2033	390,000	405,791
6.95%, 03/15/2034	595,000	643,700
4.95%, 07/01/2050	455,000	386,843
PPL Electric Utilities Corp.,
4.85%, 02/15/2034	245,000	238,722

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Southern Co.,
5.20%, 06/15/2033	$1,915,000	$1,886,885
Tampa Electric Co.,
4.90%, 03/01/2029	516,000	513,585
Vistra Operations Co. LLC,
4.38%, 05/01/2029(a)(b)	230,000	210,049

		6,833,611

TOTAL CORPORATE BONDS (Cost $106,062,345)		102,207,389

AGENCY COMMERCIAL MORTGAGE BACKED SECURITIES—31.5%
Fannie Mae Connecticut Avenue Securities
Series 2021-R03, Class 1M2, 6.97% (30 day avg SOFR US + 1.65%), 12/25/2041(b)	1,201,000	1,206,944
Series 2022-R01, Class 1M2, 7.22% (30 day avg SOFR US + 1.90%), 12/25/2041(b)	915,000	922,522
Series 2022-R02, Class 2M2, 8.32% (30 day avg SOFR US + 3.00%), 01/25/2042(b)	555,000	569,992
Series 2022-R03, Class 1M2, 8.82% (30 day avg SOFR US + 3.50%), 03/25/2042(b)	1,065,000	1,119,826
Series 2022-R07, Class 1M2, 9.97% (30 day avg SOFR US + 4.65%), 06/25/2042(b)	1,005,000	1,093,647
Series 2023-R02, Class 1M1, 7.62% (30 day avg SOFR US + 2.30%), 01/25/2043(b)	117,653	120,310
Federal Home Loan Mortgage Corp.
Pool A86315, 4.50%, 05/01/2039	12,652	12,363
Pool A86521, 4.50%, 05/01/2039	25,794	25,205
Pool A93617, 4.50%, 08/01/2040	2,259	2,207
Pool G07459, 3.50%, 08/01/2043	12,027	11,006
Pool G07961, 3.50%, 03/01/2045	16,098	14,678
Pool G08541, 3.50%, 08/01/2043	20,996	19,200
Pool G08636, 3.50%, 04/01/2045	18,892	17,168
Pool G08659, 3.50%, 08/01/2045	51,438	46,697
Pool G08676, 3.50%, 11/01/2045	22,558	20,478
Pool G08681, 3.50%, 12/01/2045	16,720	15,179
Pool G08693, 3.50%, 03/01/2046	3,730	3,386
Pool G08702, 3.50%, 04/01/2046	38,045	34,538
Pool G08706, 3.50%, 05/01/2046	17,555	15,937
Pool G08708, 4.50%, 05/01/2046	23,772	23,111
Pool G08735, 4.50%, 10/01/2046	33,394	32,418
Pool G08741, 3.00%, 01/01/2047	697,048	609,833
Pool G08743, 4.00%, 01/01/2047	30,063	28,336
Pool G08759, 4.50%, 04/01/2047	11,447	11,103
Pool G08779, 3.50%, 09/01/2047	151,597	137,531
Pool G08785, 4.00%, 10/01/2047	78,288	73,102
Pool G08800, 3.50%, 02/01/2048	89,680	81,411
Pool G14953, 3.50%, 01/01/2029	10,701	10,408
Pool G60030, 3.50%, 07/01/2043	56,642	51,864
Pool G60480, 4.50%, 11/01/2045	8,946	8,699
Pool G61228, 4.00%, 08/01/2047	99,125	93,529
Pool G61281, 3.50%, 01/01/2048	65,721	59,661
Pool G61467, 4.00%, 11/01/2047	98,728	92,184
Pool G61631, 3.50%, 11/01/2047	136,620	124,030
Pool G67710, 3.50%, 03/01/2048	124,979	113,921
Pool Q00285, 4.50%, 04/01/2041	3,268	3,193
Pool Q00876, 4.50%, 05/01/2041	20,723	20,249
Pool Q02173, 4.50%, 07/01/2041	15,307	14,957
Pool Q11348, 3.50%, 09/01/2042	27,714	25,379
Pool Q18305, 3.50%, 05/01/2043	10,905	9,975
Pool Q19475, 3.50%, 06/01/2043	18,553	16,966
Pool Q20780, 3.50%, 08/01/2043	22,649	20,723

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Pool Q20857, 3.50%, 08/01/2043	$14,572	$13,376
Pool Q26513, 4.50%, 06/01/2044	11,207	10,951
Pool Q35225, 3.50%, 08/01/2045	9,172	8,326
Pool Q39434, 3.50%, 03/01/2046	3,534	3,212
Pool Q39644, 3.50%, 03/01/2046	77,736	70,572
Pool Q40375, 3.50%, 05/01/2046	25,809	23,430
Pool Q40718, 3.50%, 05/01/2046	108,550	98,545
Pool Q41208, 3.50%, 06/01/2046	54,803	49,853
Pool Q45219, 3.50%, 01/01/2045	76,036	69,289
Pool Q46279, 3.50%, 02/01/2047	41,884	38,023
Pool Q46539, 4.50%, 03/01/2047	3,349	3,224
Pool Q49100, 4.00%, 07/01/2047	65,756	61,536
Pool Q49394, 4.50%, 07/01/2047	46,665	45,280
Pool Q50035, 3.50%, 08/01/2047	53,281	48,369
Pool Q52319, 3.50%, 11/01/2047	117,641	106,795
Pool Q54463, 4.00%, 02/01/2048	47,472	44,626
Pool QA8311, 3.00%, 03/01/2050	176,005	153,687
Pool QB2682, 2.50%, 08/01/2050	123,510	102,354
Pool QB4785, 2.50%, 10/01/2050	175,432	145,309
Pool QB6037, 2.50%, 11/01/2050	130,618	108,163
Pool QC0945, 2.50%, 04/01/2051	750,395	620,492
Pool QC3907, 2.50%, 07/01/2051	398,731	331,861
Pool QC4235, 2.50%, 07/01/2051	643,476	535,564
Pool QC5978, 2.50%, 08/01/2051	567,697	469,735
Pool QC6209, 2.50%, 08/01/2051	346,978	288,360
Pool QC8520, 2.50%, 10/01/2051	257,251	212,037
Pool QE6058, 4.50%, 07/01/2052	809,569	766,818
Pool QF4848, 6.00%, 12/01/2052	586,276	590,035
Pool QF6551, 5.50%, 01/01/2053	578,755	573,165
Pool QF7085, 5.50%, 02/01/2053	926,734	918,444
Pool RA2970, 2.50%, 07/01/2050	162,390	134,443
Pool RA3484, 3.00%, 09/01/2050	241,552	208,748
Pool RA4527, 2.50%, 02/01/2051	258,350	213,945
Pool RA5855, 2.50%, 09/01/2051	481,811	397,601
Pool RA6686, 4.00%, 01/01/2052	204,869	188,725
Pool SD0035, 3.00%, 04/01/2047	415,272	365,219
Pool SD0298, 3.00%, 11/01/2048	294,781	259,238
Pool SD0780, 2.50%, 12/01/2051	454,985	378,050
Pool SD1117, 4.50%, 06/01/2052	273,033	259,292
Pool SD1576, 5.00%, 08/01/2052	834,295	810,172
Pool SD1709, 5.50%, 09/01/2052	709,417	703,768
Pool SD1719, 5.50%, 10/01/2052	816,135	808,991
Pool SD1803, 5.50%, 09/01/2052	291,862	289,805
Pool SD1883, 4.00%, 06/01/2052	601,414	554,297
Pool SD1913, 5.00%, 11/01/2052	382,419	372,160
Pool SD2174, 6.00%, 01/01/2053	528,784	531,820
Pool SD2913, 5.50%, 05/01/2053	630,558	625,597
Pool SD3010, 5.50%, 06/01/2053	451,923	448,367
Pool SD3136, 5.50%, 06/01/2053	124,851	124,127
Pool SD3392, 5.50%, 07/01/2053	315,887	313,515
Pool SD4712, 4.50%, 12/01/2052	242,100	229,324
Pool SD8005, 3.50%, 08/01/2049	528,837	477,331
Pool SD8013, 4.50%, 09/01/2049	72,868	69,868
Pool SD8068, 3.00%, 06/01/2050	487,393	422,574
Pool SD8074, 3.00%, 07/01/2050	71,527	61,924

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Pool SD8084, 3.00%, 08/01/2050	$209,098	$180,766
Pool SD8086, 4.00%, 08/01/2050	144,609	134,261
Pool SD8098, 2.00%, 10/01/2050	2,176,828	1,725,664
Pool SD8122, 2.50%, 01/01/2051	374,520	310,134
Pool SD8129, 2.50%, 02/01/2051	504,163	417,533
Pool SD8135, 2.50%, 03/01/2051	180,221	149,359
Pool SD8147, 2.50%, 05/01/2051	423,915	350,353
Pool SD8167, 2.50%, 09/01/2051	537,911	444,120
Pool SD8233, 5.00%, 07/01/2052	614,673	597,043
Pool SD8258, 5.00%, 10/01/2052	634,844	616,161
Pool SD8268, 5.50%, 11/01/2052	360,961	358,527
Pool SD8289, 5.50%, 01/01/2053	599,384	594,086
Pool SD8290, 6.00%, 01/01/2053	363,685	365,796
Pool SD8300, 5.50%, 02/01/2053	864,271	856,231
Pool SD8309, 6.00%, 03/01/2053	552,292	555,330
Pool SD8316, 5.50%, 04/01/2053	301,444	298,441
Pool SD8329, 5.00%, 06/01/2053	620,921	602,517
Pool SD8368, 6.00%, 10/01/2053	366,516	368,229
Pool SI2009, 3.00%, 10/01/2049	350,979	304,593
Pool V83204, 4.50%, 05/01/2047	27,177	26,177
Pool ZA5250, 4.00%, 01/01/2048	162,896	152,148
Pool ZA7141, 3.00%, 06/01/2049	55,720	48,338
Pool ZM1590, 3.00%, 08/01/2046	470,865	410,731
Pool ZM4908, 3.50%, 11/01/2047	188,225	170,623
Pool ZM6197, 4.00%, 04/01/2048	407,992	384,135
Pool ZN2103, 4.50%, 12/01/2048	29,732	28,581
Pool ZS9972, 3.00%, 03/01/2042	645,799	577,810
Series 4121, Class DS, 0.76% (-1 x 30 day avg SOFR US + 6.09%), 10/15/2042(d)(e)	786,568	81,726
Series 4122, Class IO, 4.00%, 10/15/2042(d)	847,461	150,341
Series 4159, Class KS, 0.71% (-1 x 30 day avg SOFR US + 6.04%), 01/15/2043(d)(e)	1,593,621	190,848
Series 4385, Class IA, 4.50%, 09/15/2044(d)	167,058	33,572
Series 4459, Class IB, 4.00%, 08/15/2043(d)	1,753,352	303,061
Series 4572, Class SA, 0.61% (-1 x 30 day avg SOFR US + 5.94%), 04/15/2046(d)(e)	371,849	39,923
Series 4583, Class ST, 0.56% (-1 x 30 day avg SOFR US + 5.89%), 05/15/2046(d)(e)	387,021	36,295
Series 4616, Class MS, 0.56% (-1 x 30 day avg SOFR US + 5.89%), 09/15/2046(d)(e)	920,697	104,620
Series 4623, Class MS, 0.56% (-1 x 30 day avg SOFR US + 5.89%), 10/15/2046(d)(e)	824,933	85,149
Series 4648, Class SA, 0.56% (-1 x 30 day avg SOFR US + 5.89%), 01/15/2047(d)(e)	346,319	40,061
Series 5013, Class ID, 3.00%, 09/25/2050(d)	2,269,661	284,617
Series K098, Class XAM, 1.39%, 08/25/2029(d)(f)	1,985,000	127,842
Federal National Mortgage Association
0.00%, 07/15/2037(g)	1,370,000	721,022
Pool 890310, 4.50%, 12/01/2040	5,243	5,116
Pool AB1389, 4.50%, 08/01/2040	22,616	22,068
Pool AB3000, 4.50%, 05/01/2031	6,726	6,635
Pool AB3194, 4.50%, 06/01/2041	5,991	5,846
Pool AB9046, 3.50%, 04/01/2043	34,470	31,512
Pool AE0954, 4.50%, 02/01/2041	18,426	17,979
Pool AE8714, 3.50%, 11/01/2040	8,755	8,043
Pool AH7395, 4.50%, 06/01/2041	719	702
Pool AJ6346, 3.50%, 12/01/2041	14,287	13,101
Pool AJ9278, 3.50%, 12/01/2041	4,385	4,019
Pool AK6568, 3.50%, 04/01/2042	17,505	16,026
Pool AK9393, 3.50%, 04/01/2042	8,816	8,076
Pool AL0065, 4.50%, 04/01/2041	8,825	8,611

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Pool AL1547, 4.50%, 11/01/2041	$3,613	$3,526
Pool AL3714, 3.50%, 01/01/2043	12,593	11,511
Pool AL4029, 4.50%, 04/01/2042	25,006	24,400
Pool AL4450, 4.50%, 12/01/2043	10,353	10,051
Pool AL6223, 4.50%, 08/01/2044	12,583	12,216
Pool AL7306, 4.50%, 09/01/2042	14,468	13,974
Pool AL8219, 4.00%, 02/01/2046	161,349	153,130
Pool AL8387, 4.00%, 03/01/2046	419,702	395,449
Pool AL9879, 3.50%, 02/01/2047	1,292,612	1,171,856
Pool AO1214, 3.50%, 04/01/2042	47,232	43,293
Pool AS1333, 4.50%, 12/01/2043	9,008	8,745
Pool AS2516, 4.50%, 05/01/2044	11,012	10,690
Pool AS2751, 4.50%, 06/01/2044	13,982	13,573
Pool AS6311, 3.50%, 12/01/2045	14,494	13,141
Pool AS6464, 3.50%, 01/01/2046	20,070	18,284
Pool AS7001, 3.00%, 04/01/2041	448,514	401,363
Pool AS7200, 4.50%, 05/01/2046	6,257	6,066
Pool AS7388, 3.50%, 06/01/2046	406,596	370,180
Pool AS8056, 3.00%, 10/01/2046	52,112	45,553
Pool AS8269, 3.00%, 11/01/2046	66,708	58,615
Pool AS8700, 4.50%, 01/01/2047	21,093	20,455
Pool AS8982, 4.50%, 03/01/2047	6,958	6,733
Pool AS9536, 3.50%, 05/01/2047	36,491	33,081
Pool AS9829, 3.50%, 06/01/2047	31,407	28,473
Pool AS9831, 4.00%, 06/01/2047	48,139	45,268
Pool AT1001, 3.50%, 04/01/2043	13,635	12,492
Pool AU0949, 3.50%, 08/01/2043	26,998	24,717
Pool AU4658, 4.50%, 09/01/2043	5,305	5,117
Pool AZ0814, 3.50%, 07/01/2045	23,379	21,224
Pool AZ0862, 3.50%, 07/01/2045	40,429	36,690
Pool AZ4775, 3.50%, 10/01/2045	10,039	9,104
Pool BE3702, 4.00%, 06/01/2047	42,507	39,850
Pool BJ0648, 3.50%, 03/01/2048	40,591	36,798
Pool BK3044, 2.50%, 09/01/2050	301,296	249,737
Pool BM1953, 3.50%, 08/01/2045	50,047	45,798
Pool BM3590, 3.50%, 03/01/2048	75,502	68,446
Pool BM3900, 4.00%, 04/01/2048	79,852	74,898
Pool BM3932, 3.50%, 10/01/2046	73,378	66,523
Pool BM5024, 3.00%, 11/01/2048	49,943	43,542
Pool BM5179, 3.00%, 07/01/2047	60,904	53,264
Pool BO8947, 3.00%, 01/01/2050	73,622	63,926
Pool BP6466, 3.00%, 07/01/2050	171,781	148,481
Pool BP6481, 4.50%, 07/01/2050	29,229	27,978
Pool BP6716, 2.50%, 09/01/2050	310,878	257,550
Pool BQ0239, 2.50%, 08/01/2050	169,009	141,477
Pool BR1269, 2.50%, 01/01/2051	636,367	532,110
Pool BR7795, 2.50%, 04/01/2051	636,586	526,199
Pool BT0417, 2.50%, 06/01/2051	270,301	223,260
Pool BT3273, 2.50%, 08/01/2051	693,361	577,054
Pool BV2558, 5.00%, 06/01/2052	575,461	558,952
Pool BV2623, 4.50%, 07/01/2052	197,086	186,690
Pool BV4139, 2.50%, 03/01/2052	194,122	160,800
Pool BV7959, 5.00%, 08/01/2052	655,679	636,924
Pool BW0036, 4.50%, 07/01/2052	364,416	348,291

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Pool BW1201, 5.00%, 09/01/2052	$716,901	$696,228
Pool BW6232, 5.00%, 09/01/2052	842,436	818,012
Pool CA0062, 4.00%, 07/01/2047	33,649	31,618
Pool CA0559, 4.50%, 10/01/2047	44,996	43,454
Pool CA1218, 4.50%, 02/01/2048	31,209	30,097
Pool CA1535, 3.50%, 02/01/2048	20,316	18,418
Pool CA1710, 4.50%, 05/01/2048	54,626	52,551
Pool CA2922, 3.00%, 12/01/2048	165,794	144,493
Pool CA2929, 3.50%, 12/01/2045	77,466	70,231
Pool CA3683, 4.50%, 06/01/2049	43,793	42,052
Pool CA4140, 3.00%, 02/01/2048	56,986	49,706
Pool CA4571, 4.00%, 11/01/2049	334,587	310,432
Pool CA5519, 3.00%, 04/01/2050	67,674	58,558
Pool CA5559, 3.50%, 04/01/2050	526,870	475,988
Pool CA5843, 3.00%, 04/01/2047	105,111	92,827
Pool CA6086, 3.00%, 06/01/2050	1,012,387	875,382
Pool CB1027, 2.50%, 07/01/2051	243,710	201,246
Pool CB1038, 2.50%, 07/01/2051	292,972	242,650
Pool CB4404, 5.00%, 08/01/2052	654,212	635,346
Pool CB6201, 6.00%, 05/01/2053	788,459	793,225
Pool FM1000, 3.00%, 04/01/2047	188,378	164,668
Pool FM1051, 4.50%, 05/01/2049	126,181	121,378
Pool FM1370, 3.00%, 04/01/2046	29,320	26,012
Pool FM1467, 3.00%, 12/01/2047	59,427	52,335
Pool FM1572, 3.00%, 09/01/2048	188,328	164,585
Pool FM2239, 3.00%, 12/01/2048	101,449	88,617
Pool FM2385, 3.00%, 09/01/2048	113,866	99,295
Pool FM2897, 3.00%, 02/01/2048	186,328	163,658
Pool FM2915, 3.00%, 11/01/2048	409,976	359,140
Pool FM3619, 4.50%, 01/01/2050	81,353	77,491
Pool FM4019, 3.50%, 10/01/2047	378,145	341,847
Pool FM4334, 3.00%, 04/01/2050	159,850	138,666
Pool FM4894, 4.00%, 03/01/2047	403,692	380,209
Pool FM4895, 4.00%, 06/01/2049	333,945	313,756
Pool FM5108, 3.50%, 11/01/2048	531,760	482,080
Pool FM5316, 2.00%, 12/01/2050	172,501	136,894
Pool FM7189, 2.50%, 05/01/2051	458,938	382,600
Pool FM7475, 4.50%, 10/01/2050	19,272	18,533
Pool FM7592, 3.50%, 03/01/2050	512,031	462,944
Pool FM7738, 2.50%, 06/01/2051	453,498	375,520
Pool FM8178, 2.50%, 07/01/2051	761,476	628,640
Pool FM8360, 2.50%, 08/01/2051	328,905	274,041
Pool FM9143, 4.50%, 09/01/2050	117,064	112,428
Pool FS0121, 2.00%, 01/01/2052	533,529	423,381
Pool FS1550, 2.50%, 07/01/2051	320,410	265,513
Pool FS2603, 4.50%, 08/01/2052	259,107	245,440
Pool FS3642, 5.00%, 11/01/2052	322,086	312,674
Pool FS4357, 5.50%, 04/01/2053	516,666	512,545
Pool FS6288, 5.50%, 10/01/2053	59,395	58,977
Pool MA0096, 4.50%, 06/01/2029	2,098	2,067
Pool MA0510, 4.50%, 09/01/2040	231	225
Pool MA1926, 4.50%, 06/01/2044	10,720	10,406
Pool MA2872, 4.50%, 01/01/2047	56,360	54,598
Pool MA2959, 3.50%, 04/01/2047	71,118	64,330

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Pool MA3008, 4.50%, 05/01/2047	$14,061	$13,509
Pool MA3121, 4.00%, 09/01/2047	447,775	419,804
Pool MA3210, 3.50%, 12/01/2047	97,207	87,944
Pool MA3278, 4.50%, 02/01/2048	186,374	179,177
Pool MA4121, 3.00%, 09/01/2050	501,887	433,812
Pool MA4160, 3.00%, 10/01/2050	422,064	364,553
Pool MA4170, 4.50%, 10/01/2050	242,157	232,892
Pool MA4208, 2.00%, 12/01/2050	2,241,117	1,773,330
Pool MA4256, 2.50%, 02/01/2051	625,407	517,864
Pool MA4282, 2.50%, 03/01/2051	396,642	328,411
Pool MA4306, 2.50%, 04/01/2051	257,289	212,875
Pool MA4325, 2.00%, 05/01/2051	653,035	515,808
Pool MA4356, 2.50%, 06/01/2051	851,049	703,294
Pool MA4378, 2.00%, 07/01/2051	616,778	486,143
Pool MA4399, 2.50%, 08/01/2051	2,211,487	1,826,615
Pool MA4626, 4.00%, 06/01/2052	653,417	601,801
Pool MA4785, 5.00%, 10/01/2052	674,282	654,838
Pool MA4842, 5.50%, 12/01/2052	1,047,157	1,038,621
Pool MA4918, 5.00%, 02/01/2053	1,277,130	1,239,971
Pool MA4919, 5.50%, 02/01/2053	594,252	588,509
Pool MA5073, 6.00%, 07/01/2053	514,553	517,143
Pool MA5108, 6.00%, 08/01/2053	505,993	508,553
Pool MA5138, 5.50%, 09/01/2053	361,541	357,820
Pool MA5217, 6.50%, 12/01/2053	313,527	319,225
Series 2012-68, Class SL, 0.61% (-1 x 30 day avg SOFR US + 5.94%), 07/25/2042(d)(e)	1,263,398	142,298
Series 2012-70, Class HS, 0.56% (-1 x 30 day avg SOFR US + 5.89%), 07/25/2042(d)(e)	790,290	92,971
Series 2013-18, Class PS, 0.66% (-1 x 30 day avg SOFR US + 5.99%), 03/25/2043(d)(e)	960,343	100,130
Series 2013-6, Class SB, 0.66% (-1 x 30 day avg SOFR US + 5.99%), 02/25/2043(d)(e)	855,953	101,452
Series 2014-90, Class SA, 0.71% (-1 x 30 day avg SOFR US + 6.04%), 01/25/2045(d)(e)	1,439,944	174,887
Series 2015-32, Class SA, 0.76% (-1 x 30 day avg SOFR US + 6.09%), 05/25/2045(d)(e)	855,453	97,394
Series 2016-40, Class SA, 0.41% (-1 x 30 day avg SOFR US + 5.74%), 07/25/2046(d)(e)	559,780	55,674
Series 2017-C06, Class 2M2, 8.24% (30 day avg SOFR US + 2.91%), 02/25/2030	873,306	906,757
Series 2017-C07, Class 1M2, 7.84% (30 day avg SOFR US + 2.51%), 05/25/2030	407,745	417,281
Series 2018-7, Class CI, 4.00%, 02/25/2048(d)	1,043,293	202,324
Series 2018-C04, Class 2M2, 7.99% (30 day avg SOFR US + 2.66%), 12/25/2030	764,370	793,179
Series 2020-52, Class GI, 4.50%, 08/25/2050(d)	939,947	210,740
Series 418, Class C24, 4.00%, 08/25/2043(d)	1,140,180	208,858
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-HQA3, Class M2, 7.79% (30 day avg SOFR US + 2.46%), 04/25/2030	571,609	588,613
Series 2018-DNA1, Class M2, 7.24% (30 day avg SOFR US + 1.91%), 07/25/2030	247,068	249,940
Series 2021-DNA7, Class M2, 7.12% (30 day avg SOFR US + 1.80%), 11/25/2041(b)	473,000	476,930
Series 2021-HQA2, Class M2, 7.37% (30 day avg SOFR US + 2.05%), 12/25/2033(b)	385,000	389,958
Series 2022-DNA2, Class M1B, 7.72% (30 day avg SOFR US + 2.40%), 02/25/2042(b)	990,000	1,012,011
Series 2022-DNA3, Class M1B, 8.22% (30 day avg SOFR US + 2.90%), 04/25/2042(b)	1,162,000	1,204,428
Series 2022-HQA1, Class M1B, 8.82% (30 day avg SOFR US + 3.50%), 03/25/2042(b)	309,000	323,513
Ginnie Mae II Pool
Pool MA0699, 3.50%, 01/20/2043	21,342	19,716
Pool MA0783, 3.50%, 02/20/2043	29,182	26,965
Pool MA0934, 3.50%, 04/20/2043	20,668	19,100
Pool MA3663, 3.50%, 05/20/2046	35,465	32,523
Pool MA3803, 3.50%, 07/20/2046	13,827	12,677
Pool MA4510, 3.50%, 06/20/2047	55,964	51,277
Pool MA4586, 3.50%, 07/20/2047	77,214	70,785
Pool MA4652, 3.50%, 08/20/2047	52,095	47,720

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Pool MA4900, 3.50%, 12/20/2047	$39,184	$35,881
Pool MA6542, 3.50%, 03/20/2050	208,232	190,326
Pool MA6600, 3.50%, 04/20/2050	15,607	14,260
Pool MA7193, 2.50%, 02/20/2051	262,751	222,963
Pool MA7254, 2.00%, 03/20/2051	268,871	219,117
Pool MA7255, 2.50%, 03/20/2051	654,279	555,067
Pool MA7311, 2.00%, 04/20/2051	572,688	466,600
Pool MA7312, 2.50%, 04/20/2051	723,672	613,710
Pool MA7472, 2.50%, 07/20/2051	367,479	311,543
Pool MA8099, 3.50%, 06/20/2052	90,097	81,531
Pool MA8269, 5.00%, 09/20/2052	594,526	581,504
Pool MA8428, 5.00%, 11/20/2052	420,513	411,111
Pool MA8429, 5.50%, 11/20/2052	481,893	479,507
Pool MA8492, 6.00%, 12/20/2052	393,043	395,388
Pool MA8569, 5.00%, 01/20/2053	449,651	439,618
Pool MA8570, 5.50%, 01/20/2053	326,904	325,121
Pool MA8725, 5.00%, 03/20/2053	335,823	328,409
Pool MA8801, 5.50%, 04/20/2053	429,573	427,034
Pool MA8946, 4.50%, 06/20/2053	417,002	398,510
Pool MA8948, 5.50%, 06/20/2053	488,122	485,275
Pool MA9018, 6.00%, 07/20/2053	415,417	417,804
Pool MA9107, 6.00%, 08/20/2053	1,294,443	1,301,882
Pool MA9242, 6.00%, 10/20/2053	163,499	164,439
HUD Office of the Secretary
Series 2013-23, Class IT, 3.50%, 02/20/2043(d)	959,541	137,747
Series 2015-162, Class SA, 1.32% (-1 x 1 mo. Term SOFR + 6.64%), 11/20/2045(d)(e)	797,238	111,747
Series 2018-7, Class SA, 0.77% (-1 x 1 mo. Term SOFR + 6.09%), 01/20/2048(d)(e)	854,469	92,243
Series 2020-107, Class AB, 1.00%, 07/20/2050	937,203	702,888
Series 2020-112, Class KA, 1.00%, 08/20/2050	817,354	612,077
Series 2020-173, Class MI, 2.50%, 11/20/2050(d)	2,077,561	282,567
Series 2021-103, Class HE, 2.00%, 06/20/2051	700,639	572,849
Series 2021-116, Class IA, 2.50%, 06/20/2051(d)	2,307,647	310,204

TOTAL AGENCY COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $99,182,292)		90,805,756

ASSET-BACKED SECURITIES—11.8%
37 Capital CLO I,
Series 2021-1A, Class A, 6.78% (3 mo. Term SOFR + 1.46%), 10/15/2034(b)	1,000,000	1,002,283
Amur Equipment Finance Receivables LLC,
Series 2022-2A, Class A2, 5.30%, 06/21/2028(b)	172,379	172,119
Angel Oak Mortgage Trust LLC,
Series 2022-5, Class A1, 4.50%, 05/25/2067(b)(h)	465,486	450,964
Aqua Finance Trust,
Series 2021-A, Class A, 1.54%, 07/17/2046(b)	369,413	329,483
Avis Budget Car Rental LLC
Series 2020-2A, Class B, 2.96%, 02/20/2027(b)	601,000	569,410
Series B, Class B, 5.85%, 06/20/2030(b)	424,000	423,941
Series C, Class C, 6.24%, 04/20/2027(b)	390,000	390,333
Blackstone, Inc.,
Series 2017-1A, Class A1R, 6.62% (3 mo. Term SOFR + 1.30%), 04/20/2034(b)	500,000	500,607
BlueMountain CLO Ltd.,
Series 2013-2A, Class A1R, 6.76% (3 mo. Term SOFR + 1.44%), 10/22/2030(b)	211,723	212,221
CC Towers Guarantor LLC,
4.24%, 07/15/2028(b)	439,000	418,408

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Cedar Funding Ltd.,
Series 2016-6A, Class ARR, 6.63% (3 mo. Term SOFR + 1.31%), 04/20/2034(b)	$1,480,000	$1,479,763
Compass Datacenters LLC
Series 2024-1A, Class A1, 5.25%, 02/25/2049(b)	460,000	446,998
Series 2024-1A, Class A2, 5.75%, 02/25/2049(b)(i)	290,000	285,967
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2, 4.30%, 04/20/2048(b)	332,000	308,051
Series 2023-2A, Class A2, 5.56%, 11/20/2048(b)	496,000	472,629
Dryden Senior Loan Fund,
Series 2019-75A, Class AR2, 6.62% (3 mo. Term SOFR + 1.30%), 04/15/2034(b)	850,000	848,810
Fort Washington CLO,
Series 2021-2A, Class A, 6.80% (3 mo. Term SOFR + 1.48%), 10/20/2034(b)	2,000,000	2,004,068
Frontier Issuer LLC,
Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	691,000	697,049
GCAT
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059(b)(j)	91,493	86,359
Series 2021-NQM5, Class A1, 1.26%, 07/25/2066(b)(j)	456,796	363,772
IPFS Corp.,
Series 2022-C, Class A, 3.89%, 05/15/2027(b)	525,000	515,377
JP Morgan Mortgage Trust
Series 2024-HE1, Class A1, 6.82% (30 day avg SOFR US + 1.50%), 08/25/2054(b)	606,000	607,515
Series A-1, Class A1, 6.92% (30 day avg SOFR US + 1.60%), 05/25/2054(b)	391,231	393,615
Series FLT, Class A6A, 6.00%, 08/25/2054(b)(j)	593,000	590,753
JPMorgan Chase Bank NA,
Series 2021-3, Class B, 0.76%, 02/26/2029(b)	425,547	412,199
Kubota Credit Owner Trust
Series 2023-2A, Class A3, 5.28%, 01/18/2028(b)	332,000	333,341
Series A-3, Class A3, 5.19%, 07/17/2028(b)(i)	616,000	615,988
Magnetite CLO Ltd.,
Series 2019-23A, Class AR, 6.72% (3 mo. Term SOFR + 1.39%), 01/25/2035(b)	1,000,000	1,000,497
Metronet Systems Holdings LLC,
Series 2022-1A, Class A2, 6.35%, 10/20/2052(b)	960,000	959,531
MMAF Equipment Finance LLC,
Series 2023-A, Class A3, 5.54%, 12/13/2029(b)	594,000	600,033
MVW Owner Trust
Series 2021-1WA, Class B, 1.44%, 01/22/2041(b)	205,815	191,128
Series 2021-2A, Class A, 1.43%, 05/20/2039(b)	498,747	460,595
Series 2021-2A, Class B, 1.83%, 05/20/2039(b)	406,922	376,540
Series 2022-1A, Class B, 4.40%, 11/21/2039(b)	189,623	183,660
Series 2023-1A, Class B, 5.42%, 10/20/2040(b)	436,586	432,308
Navient Student Loan Trust
Series 2021-BA, Class A, 0.94%, 07/15/2069(b)	882,326	767,745
Series 2021-CA, Class A, 1.06%, 10/15/2069(b)	663,769	577,318
Series 2021-EA, Class A, 0.97%, 12/16/2069(b)	1,176,770	1,010,807
Series 2021-FA, Class A, 1.11%, 02/18/2070(b)	429,377	364,847
OneMain Financial Issuance Trust
Series 2018-2A, Class A, 3.57%, 03/14/2033(b)	346,755	344,947
Series 2023-2A, Class A1, 5.84%, 09/15/2036(b)	820,000	833,708
RASC Trust,
Series 2005-KS12, Class M2, 6.13% (1 mo. Term SOFR + 0.57%), 01/25/2036	12,320	12,305
Santander Consumer USA Holdings, Inc.,
Series 2024-1, Class C, 5.45%, 03/15/2030	154,000	153,900
SBA Depositor LLC,
Series 2020-1-2, 2.33%, 01/15/2028(b)	618,000	542,439

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
SFS Auto Receivables Securitization Trust,
Series 2024-1, Class C, 5.51%, 01/20/2032(b)	$182,000	$182,257
Sierra Timeshare Conduit Receivables Funding LLC
Series 2019-2A, Class A, 2.59%, 05/20/2036(b)	189,711	187,761
Series 2020-2A, Class C, 3.51%, 07/20/2037(b)	228,880	221,681
Series 2021-2A, Class A, 1.35%, 09/20/2038(b)	163,314	153,041
Series 2023-3A, Class B, 6.44%, 09/20/2040(b)	767,897	777,475
SoFi Consumer Loan Program Trust,
Series 2023-1S, Class A, 5.81%, 05/15/2031(b)	121,311	121,243
Stack Infrastructure Issuer LLC,
Series 2023-3A, Class A2, 5.90%, 10/25/2048(b)	658,000	652,024
Starwood Mortgage Residential Trust
Series 2021-3, Class A1, 1.13%, 06/25/2056(b)(j)	520,605	423,972
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(j)	807,634	671,562
Towd Point Mortgage Trust
Series 2017-2, Class A2, 3.25%, 04/25/2057(b)(j)	325,523	318,914
Series 2017-3, Class A1, 2.75%, 07/25/2057(b)(j)	50,233	49,369
Series 2017-4, Class A1, 2.75%, 06/25/2057(b)(j)	75,685	72,774
Series 2017-5, Class A1, 5.91% (1 mo. Term SOFR + 0.71%), 02/25/2057(b)	89,314	90,733
Series 2022-4, Class A1, 3.75%, 09/25/2062(b)	1,345,005	1,249,689
Series 2024-CES2, Class A1A, 6.13%, 02/25/2064(b)(j)	648,000	646,801
TRESTLES CLO Ltd.
Series 2017-1A, Class A1R, 6.58% (3 mo. Term SOFR + 1.25%), 04/25/2032(b)	500,000	494,528
Series 2021-5A, Class A1, 6.75% (3 mo. Term SOFR + 1.43%), 10/20/2034(b)	1,000,000	1,000,300
Trinitas CLO Ltd.,
Series 2023-25A, Class A1, 7.18% (3 mo. Term SOFR + 1.85%), 01/23/2037(b)	2,000,000	2,017,388
Verus Securitization Trust
Series 2019-4, Class A1, 3.64%, 11/25/2059(b)(h)	31,571	30,645
Series 2021-3, Class A1, 1.05%, 06/25/2066(b)(j)	157,948	131,518
Series 2021-6, Class A1, 1.63%, 10/25/2066(b)(j)	548,685	461,132
Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(h)	403,378	400,489

TOTAL ASSET-BACKED SECURITIES (Cost $35,016,215)		34,099,627

NON-AGENCY COMMERCIAL MORTGAGE BACKED SECURITIES—6.2%
American Tower Depositor Sub LLC,
Series 2023-1, 5.49%, 03/15/2028(b)	924,000	933,109
Angel Oak Mortgage Trust LLC,
Series 2019-6, Class A1, 2.62%, 11/25/2059(b)(f)	56,204	54,463
BANK-2021,
Series 2021-BN31, Class ASB, 1.74%, 02/15/2054	454,000	402,826
BANK-2022,
Series 2022-BNK39, Class A4, 2.93%, 02/15/2055(f)	179,000	153,581
BANK-2023
Series 2023-BNK45 B, Class B, 6.15%, 02/15/2056(f)	483,000	489,094
Series 2023-BNK45 C, Class C, 6.28%, 02/15/2056(f)	522,000	526,069
BBCMS Trust,
Series 2021-C11, Class XA, 1.37%, 09/15/2054(d)(f)	7,908,807	537,384
BB-UBS Trust,
Series 2012-SHOW, Class A, 3.43%, 11/05/2036(b)	900,000	867,824
Benchmark Mortgage Trust
Series 2020-B17, Class C, 3.37%, 03/15/2053(f)	470,000	351,410
Series 2021-B23, Class AAB, 1.77%, 02/15/2054	412,000	358,818
Series 2021-B26, Class XA, 0.88%, 06/15/2054(d)(f)	9,526,140	408,809
Series 2021-B31 C, Class C, 3.20%, 12/15/2054(f)	415,000	306,518
Series 2023-B40, Class A5, 6.05%, 12/15/2056	438,967	469,539

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Series 2023-B40, Class AS, 6.59%, 12/15/2056	$403,000	$435,688
Series 2023-B40, Class C, 7.39%, 12/15/2056(f)	269,000	280,361
BMO Mortgage Trust
Series 2023-C5, Class C, 6.63%, 06/15/2056(f)	180,000	184,249
Series 2023-C7, Class A5, 6.16%, 12/15/2056	280,000	301,447
Series 2024-5C3, Class B, 6.56%, 02/15/2057(f)	135,000	138,411
Series 2024-5C3, Class D, 4.00%, 02/15/2057(b)	127,000	102,987
BX Trust,
Series 2021-VOLT, Class D, 7.08% (1 mo. Term SOFR + 1.76%), 09/15/2036(b)	1,085,000	1,068,199
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class B, 6.87% (1 mo. Term SOFR + 1.55%), 12/15/2037(b)	533,913	533,117
Chase Home Lending Mortgage Trust 2023-1,
Series 2024-2, Class A6A, 6.00%, 02/25/2055(b)(f)(i)	380,000	377,861
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class XA, 0.94%, 10/10/2047(d)(f)	1,242,955	2,157
Series 2015-GC27, Class XA, 1.30%, 02/10/2048(d)(f)	873,952	6,137
Series 2023-PRM3, Class C, 6.36%, 07/10/2028(b)(f)	244,000	240,551
Series 2023-SMRT, Class C, 5.85%, 10/12/2040(b)(f)	298,000	291,814
Commercial Mortgage Pass Through Certificates
Series 2012-CR4, Class AM, 3.25%, 10/15/2045	476,000	414,615
Series 2014-CR16, Class XA, 0.84%, 04/10/2047(d)(f)	754,929	36
Series 2014-CR17, Class XA, 0.81%, 05/10/2047(d)(f)	592,754	27
Series 2014-CR21, Class AM, 3.99%, 12/10/2047	281,514	269,483
Series 2014-LC15, Class XA, 0.60%, 04/10/2047(d)(f)	22,194	1
Series 2014-UBS3, Class XA, 1.03%, 06/10/2047(d)(f)	662,530	39
Series 2014-UBS6, Class XA, 0.82%, 12/10/2047(d)(f)	1,302,991	3,377
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class B, 4.04%, 04/15/2050(f)	450,000	429,743
Series 2015-C2, Class XA, 0.71%, 06/15/2057(d)(f)	1,368,009	6,298
FIVE Mortgage Trust,
Series 2023-V1, Class C, 6.30%, 02/10/2056(f)	315,000	296,403
Great Wolf Trust 2024-WOLF,
Series 2024-WOLF, Class D, 8.19% (1 mo. Term SOFR + 2.89%), 03/15/2039(b)	305,000	305,894
GS Mortgage Securities Corp. II
Series 2014-GC26, Class XA, 0.90%, 11/10/2047(d)(f)	1,615,081	5,095
Series 2015-GC34, Class AAB, 3.28%, 10/10/2048	42,921	42,058
Series 2019-GC42, Class C, 3.69%, 09/10/2052(f)	449,000	366,412
Hilton USA Trust,
Series 2016-HHV, Class A, 3.72%, 11/05/2038(b)	283,000	268,434
JP Morgan Chase Commercial Mortgage Securities,
Series 2022-OPO, Class B, 3.38%, 01/05/2039(b)	501,000	422,488
MCR 2024-HTL MORTGAGE TRUST,
Series 2024-HTL, Class B, 7.71% (1 mo. Term SOFR + 2.41%), 02/15/2037(b)(i)	388,000	387,263
Morgan Stanley Capital I, Inc.
Series 2018-H4, Class C, 5.05%, 12/15/2051(f)	293,000	258,738
Series 2018-L1, Class B, 4.71%, 10/15/2051(f)	325,000	297,276
ONE Mortgage Trust,
Series TR, Class A, 6.13% (1 mo. Term SOFR + 0.81%), 03/15/2036(b)	500,000	487,375
Onslow Bay Mortgage Loan Trust,
Series 2021-NQM3, Class A1, 1.05%, 07/25/2061(b)(f)	699,513	544,394
ORL Trust,
Series 2023-GLKS, Class C, 8.97% (1 mo. Term SOFR + 3.65%), 10/19/2036(b)	619,000	621,966
Rithm Capital Corp.,
Series 2019-NQM5, Class A1, 2.71%, 11/25/2059(b)(f)	129,485	118,722

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Taubman Centers Commercial Mortgage Trust,
Series 2022-DPM, Class B, 8.25% (1 mo. Term SOFR + 2.93%), 05/15/2037(b)	$1,045,000	$1,047,104
UBS Commercial Mortgage Trust,
Series 2017-C4 AS, Class AS, 3.84%, 10/15/2050(f)	200,000	183,810
Wells Fargo Commercial Mortgage Trust
Series 2015-C29, Class A4, 3.64%, 06/15/2048	130,000	126,399
Series 2016-NXS6, Class C, 4.39%, 11/15/2049(f)	625,000	565,264
Series 2018-C48, Class A5, 4.30%, 01/15/2052	333,945	320,946
WFRBS Commercial Mortgage Trust
Series 2014-C22 AS, Class AS, 4.07%, 09/15/2057(f)	290,000	264,071
Series 2014-C22 XA, Class XA, 0.76%, 09/15/2057(d)(f)	2,639,692	4,546

TOTAL NON-AGENCY COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $19,880,194)		17,880,700

U.S. TREASURY OBLIGATIONS—5.8%
United States Treasury Inflation Indexed Bonds,
1.50%, 02/15/2053	1,377,627	1,204,560
United States Treasury Note/Bond
3.38%, 05/15/2033	1,180,000	1,101,018
4.00%, 02/15/2034	1,990,000	1,951,288
2.38%, 02/15/2042	2,005,000	1,473,988
4.75%, 11/15/2043	530,000	545,569
3.75%, 11/15/2043	395,000	354,266
3.38%, 05/15/2044	1,810,000	1,530,793
1.88%, 02/15/2051	960,000	574,950
2.00%, 08/15/2051	1,465,000	902,635
3.00%, 08/15/2052	1,855,000	1,434,509
3.63%, 05/15/2053	4,540,000	3,973,298
4.13%, 08/15/2053	975,000	933,715
4.75%, 11/15/2053	795,000	846,054

TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,571,186)		16,826,643

FOREIGN CORPORATE BONDS—4.4%
Automobiles & Components—0.0%(k)
Jaguar Land Rover Automotive PLC,
5.50%, 07/15/2029(b)	85,000	81,800

Banks—1.5%
Banco Santander SA,
6.92%, 08/08/2033	1,000,000	1,039,274
HSBC Holdings PLC,
6.00% to 05/22/2027 then 5 Year Mid Swap Rate USD + 3.75%, Perpetual	710,000	673,563
Lloyds Banking Group PLC
4.98% to 08/11/2032 then 1 yr. CMT Rate + 2.30%, 08/11/2033	1,020,000	971,417
5.68% to 01/05/2034 then 1 yr. CMT Rate + 1.75%, 01/05/2035(a)	1,110,000	1,098,537
UBS AG/London,
5.65%, 09/11/2028	585,000	596,333

		4,379,124

Consumer Services—0.3%
Carnival Corp.,
7.63%, 03/01/2026(a)(b)	495,000	501,801
Royal Caribbean Cruises Ltd.,
5.50%, 04/01/2028(b)	450,000	443,273

		945,074

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Energy—0.1%
Enbridge, Inc.,
5.70%, 03/08/2033	$440,000	$445,139

Financial Services—0.7%
Credit Suisse Group AG,
6.54% to 08/12/2032 then SOFR + 3.92%, 08/12/2033(b)	1,885,000	1,966,713

Management of Companies and Enterprises—0.2%
Enel Finance International NV,
7.75%, 10/14/2052(b)	525,000	629,310

Materials—0.1%
Hudbay Minerals, Inc.,
6.13%, 04/01/2029(a)(b)	215,000	211,194

Pharmaceuticals, Biotechnology & Life Sciences—0.3%
Pfizer Investment Enterprises Pte Ltd.,
5.34%, 05/19/2063	900,000	867,621

Telecommunication Services—0.2%
Vodafone Group PLC,
4.38%, 02/19/2043	610,000	513,861

Transportation—0.8%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(b)	157,500	156,221
Delta Air Lines, Inc. / SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	2,042,416	2,017,438

		2,173,659

Utilities—0.2%
National Grid PLC,
5.42%, 01/11/2034	600,000	585,902

TOTAL FOREIGN CORPORATE BONDS (Cost $12,732,723)		12,799,397

FOREIGN GOVERNMENT AGENCY ISSUES—1.6%
Asian Development Bank,
4.38%, 03/06/2029	1,205,000	1,206,845
European Investment Bank
4.00%, 02/15/2029	605,000	595,492
4.13%, 02/13/2034	575,000	564,272
Inter-American Development Bank,
4.13%, 02/15/2029	550,000	544,176
International Bank for Reconstruction & Development,
4.00%, 01/10/2031	1,025,000	999,391
Province of Manitoba Canada,
4.30%, 07/27/2033	645,000	627,017

TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $4,585,275)		4,537,193

	Shares
EXCHANGE TRADED FUNDS—1.5%
iShares Core U.S. Aggregate Bond ETF(a)	43,734	4,257,505

TOTAL EXCHANGE TRADED FUNDS (Cost $4,367,739)		4,257,505

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
FOREIGN GOVERNMENT NOTE/BOND—1.4%
Colombia Government International Bond,
3.00%, 01/30/2030	$570,000	$468,083
Dominican Republic International Bond,
6.88%, 01/29/2026(b)	330,000	334,127
Hungary Government International Bond,
7.63%, 03/29/2041	360,000	412,415
Indonesia Government International Bond,
4.35%, 01/08/2027(b)	550,000	540,415
Mexico Government International Bond,
4.35%, 01/15/2047(a)	740,000	570,363
Province of Quebec,
4.50%, 09/08/2033	1,135,000	1,121,058
Republic of South Africa Government International Bond,
5.00%, 10/12/2046	150,000	102,042
Romanian Government International Bond,
6.13%, 01/22/2044(b)	505,000	481,190

TOTAL FOREIGN GOVERNMENT NOTE/BOND (Cost $4,531,710)		4,029,693

U.S. GOVERNMENT AGENCY ISSUES—0.1%
Tennessee Valley Authority,
5.25%, 09/15/2039	290,000	300,626

TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $347,783)		300,626

	Shares
SHORT-TERM INVESTMENTS—9.4%
Investments Purchased with Collateral from Securities Lending—8.6%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93%(l)	24,644,555	24,644,555

Money Market Funds—0.8%
First American Government Obligations Fund—Class X, 5.29%(l)	2,241,861	2,241,861

TOTAL SHORT-TERM INVESTMENTS (Cost $26,886,416)		26,886,416

Total Investments—109.2% (Cost $330,163,878)		314,630,945
Liabilities in Excess of Other Assets—(9.2)%		(26,581,948)

TOTAL NET ASSETS—100.0%		$288,048,997

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG	Aktiengesellschaft
CMT	Constant Maturity Treasury Rate
LIBOR	London Interbank Offered Rate
NV	Naamloze Vennootschap
PLC	Public Limited Company
SA	Sociedad Anónima
SOFR	Secured Overnight Financing Rate

(a)	All or a portion of this security is on loan as of February 29, 2024. The total market value of these securities was $24,137,545 which represented 8.4% of net assets.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

(b)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of February 29, 2024, the value of these securities total $72,665,482 or 25.2% of the Fund’s net assets.
(c)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(d)	Interest only security.
(e)	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
(f)	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of February 29, 2024.
(g)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.
(h)	Step coupon bond. The rate disclosed is as of February 29, 2024.
(i)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $1,667,079 or 0.5% of net assets as of February 29, 2024.
(j)	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of February 29, 2024.
(k)	Represents less than 0.05% of net assets.
(l)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS—74.2%
Automobiles & Components—3.2%
Aisin Corp.—ADR	27,908	$1,051,155
Aston Martin Lagonda Global Holdings PLC—ADR(a)(b)	37,174	81,039
Bayerische Motoren Werke AG—ADR(b)	69,225	2,733,003
Bridgestone Corp.—ADR	18,241	390,175
BYD Co. Ltd.—ADR	4,243	209,519
Cie Generale des Etablissements Michelin SCA—ADR	33,866	625,505
Ford Motor Co.(b)	21,368	265,818
General Motors Co.(b)	13,661	559,828
Honda Motor Co. Ltd.—ADR(b)	112,687	4,010,531
Isuzu Motors Ltd.—ADR	24,418	349,177
Mazda Motor Corp.—ADR	267,647	1,547,000
Mercedes-Benz Group AG—ADR	86,180	1,714,982
Renault SA—ADR	96,599	805,636
Subaru Corp.—ADR(b)	135,236	1,517,348
Sumitomo Electric Industries Ltd.—ADR	25,477	376,805
Suzuki Motor Corp.—ADR	3,383	590,266
Tesla, Inc.(a)	7,353	1,484,424
Thor Industries, Inc.(b)	5,668	726,524
Toyota Motor Corp.—ADR(b)	14,421	3,468,972
Valeo SE—ADR	4,426	27,131

		22,534,838

Banks—3.3%
Akbank TAS—ADR	1	3
Banco Bilbao Vizcaya Argentaria SA—ADR	373,729	3,718,603
Banco de Chile—ADR	1,197	27,687
Banco do Brasil SA—ADR	58,086	674,378
Banco Macro SA—ADR	2	80
Banco Santander SA—ADR	703,824	2,892,717
Bank Hapoalim BM—ADR	6,906	329,762
Bank Mandiri Persero Tbk PT—ADR	19,720	352,495
Bank of East Asia Ltd.—ADR(b)	197,670	249,064
China Construction Bank Corp.—ADR	3,665	45,226
Credit Agricole SA—ADR	33,235	222,675
Erste Group Bank AG—ADR	23,923	477,503
First Citizens BancShares, Inc./NC—Class A	209	328,926
FNB Corp./PA(b)	5,793	77,279
Grupo Financiero Banorte SAB de CV—ADR	1,349	69,811
Grupo Financiero Galicia SA—ADR(b)	5,200	114,452
HSBC Holdings PLC—ADR(b)	118,938	4,659,991
Intesa Sanpaolo SpA—ADR(b)	28,251	539,594
JPMorgan Chase & Co.	24,285	4,518,467
KB Financial Group, Inc.—ADR	1,954	92,522
Mediobanca Banca di Credito Finanziario SpA—ADR	68,265	922,533
New York Community Bancorp, Inc.(b)	26,137	125,196
OFG Bancorp	7,117	257,778
Piraeus Financial Holdings SA—ADR(a)(b)	52,036	227,397
Sberbank of Russia PJSC—ADR(a)(c)	119,989	0
Shinhan Financial Group Co. Ltd.—ADR(b)	7,849	255,720
Sumitomo Mitsui Financial Group, Inc.—ADR	12,161	135,474
Turkiye Garanti Bankasi AS—ADR	90,424	189,890
UniCredit SpA—ADR(b)	102,689	1,712,852

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Woori Financial Group, Inc.—ADR(b)	3,159	$107,374

		23,325,449

Capital Goods—8.0%
ACS Actividades de Construccion y Servicios SA—ADR(a)	218,122	1,795,145
Allison Transmission Holdings, Inc.	6,587	496,199
American Woodmark Corp.(a)	6,690	670,606
Apogee Enterprises, Inc.	5,813	332,562
Applied Industrial Technologies, Inc.	81	15,381
Astra International, Tbk PT—ADR	22,191	147,015
BAE Systems PLC—ADR(b)	8,218	524,637
Balfour Beatty PLC—ADR	56,705	489,648
Beacon Roofing Supply, Inc.(a)	6,054	519,978
Bidvest Group Ltd.—ADR	173	4,196
Boise Cascade Co.	4,349	591,073
Bouygues SA—ADR	95,432	750,668
Builders FirstSource, Inc.(a)	5,637	1,100,230
Bunzl PLC—ADR	853	34,036
Caterpillar, Inc.	6,253	2,088,252
Cie de Saint-Gobain SA—ADR	105,578	1,628,013
Comfort Systems USA, Inc.(b)	102	31,184
Core & Main, Inc.—Class A(a)	4,113	196,313
Daimler Truck Holding AG—ADR	4,283	87,459
Deere & Co.	109	39,790
EHang Holdings Ltd.—ADR(a)	2,552	27,536
Embraer SA—ADR(a)	13,932	271,535
EMCOR Group, Inc.	3,559	1,115,818
Emerson Electric Co.	8,746	934,511
Encore Wire Corp.	1,451	349,691
EnerSys	2,141	196,715
Esab Corp.	1,209	119,836
Ferguson PLC	8,731	1,846,170
General Electric Co.	17,406	2,730,827
Gibraltar Industries, Inc.(a)	2,040	157,998
GMS, Inc.(a)	8,112	724,483
Hitachi Ltd.—ADR	18,655	3,141,688
Hubbell, Inc.	3,042	1,157,998
Hyster-Yale Materials Handling, Inc.(b)	2,958	174,167
ITOCHU Corp.—ADR	15,398	1,335,315
JELD-WEN Holding, Inc.(a)(b)	10,961	199,490
Keppel Ltd.—ADR	50,166	532,954
Kingspan Group PLC—ADR	619	56,041
KOC Holding AS—ADR	4,880	128,566
Komatsu Ltd.—ADR	46,325	1,342,962
Legrand SA—ADR	1,920	38,803
Leonardo SpA—ADR(b)	94,859	1,007,403
Marubeni Corp.—ADR	6,985	1,147,286
Masco Corp.	11,450	878,902
Mitsubishi Electric Corp.—ADR	35,731	1,132,398
Mitsui & Co. Ltd.—ADR	1,983	1,726,221
Mueller Industries, Inc.	16,736	859,896
Owens Corning	6,134	918,751
PACCAR, Inc.	29,247	3,243,201
Parker Hannifin Corp.	101	54,080
Primoris Services Corp.	4,821	190,478

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Prysmian SpA—ADR	27,480	$684,252
Quanex Building Products Corp.	8,445	292,028
Rexel SA—ADR	34,750	895,160
Rheinmetall AG—ADR	4,312	398,041
Rolls-Royce Holdings PLC—ADR(a)	89,717	416,287
Rush Enterprises, Inc.—Class A(b)	12,621	614,643
Rush Enterprises, Inc.—Class B	3,310	166,923
Siemens AG—ADR	14,066	1,390,565
SKF AB—ADR	2,506	54,706
Snap-on, Inc.	10,785	2,972,993
Standex International Corp.	82	14,186
Sumitomo Corp.—ADR(b)	89,353	2,089,072
Symbotic, Inc.(a)(b)	4,981	196,251
Terex Corp.	7,241	415,271
Textron, Inc.	637	56,738
Thermon Group Holdings, Inc.(a)(b)	3,617	98,708
Trane Technologies PLC	248	69,929
Travis Perkins PLC—ADR	13,474	125,443
UFP Industries, Inc.	8,145	933,661
United Rentals, Inc.	2,857	1,980,672
Volvo AB—ADR	4,214	115,927
Wabash National Corp.	7,566	206,400
WESCO International, Inc.(b)	297	44,399
Westinghouse Air Brake Technologies Corp.	2,962	418,501
WW Grainger, Inc.(b)	1,161	1,130,187

		55,065,048

Commercial & Professional Services—0.4%
Brady Corp.—Class A	238	13,871
Brambles Ltd.—ADR	29,079	569,075
Cimpress PLC(a)	266	26,071
Clean Harbors, Inc.(a)	87	15,843
Copart, Inc.(a)	970	51,556
Dai Nippon Printing Co. Ltd.—ADR	12,175	176,659
HeadHunter Group PLC—ADR(a)(c)	3,254	0
Mitie Group PLC—ADR	103,235	559,534
Randstad NV—ADR	14,748	405,865
Science Applications International Corp.	1,390	194,543
Steelcase, Inc.—Class A(b)	8,804	120,967
TOPPAN Holdings, Inc.—ADR(b)	37,403	443,600

		2,577,584

Consumer Discretionary Distribution & Retail—2.9%
Abercrombie & Fitch Co.—Class A(a)	1,455	185,891
Academy Sports & Outdoors, Inc.(b)	3,842	287,074
Alibaba Group Holding Ltd.—ADR(b)	14,277	1,056,926
Amazon.com, Inc.(a)	28,869	5,102,885
American Eagle Outfitters, Inc.	9,871	234,436
AutoNation, Inc.(a)(b)	2,630	393,974
B&M European Value Retail SA—ADR	32,955	875,614
Baozun, Inc.—ADR(a)	1,493	3,523
Best Buy Co., Inc.	7,654	619,056
Carvana Co.(a)(b)	3,237	245,785
Dillard’s, Inc.—Class A(b)	367	152,206
D-MARKET Elektronik Hizmetler ve Ticaret AS—ADR(a)	14,431	22,368

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
eBay, Inc.	10,225	$483,438
Group 1 Automotive, Inc.(b)	2,124	574,861
Guess?, Inc.(b)	7,320	185,782
Industria de Diseno Textil SA—ADR	94,788	2,103,347
JD.com, Inc.—ADR	8,863	200,481
Kingfisher PLC—ADR	80,095	472,561
Lithia Motors, Inc.—Class A(b)	853	255,098
Lojas Renner SA—ADR	34,450	104,556
Lowe’s Cos., Inc.	1,416	340,789
MINISO Group Holding Ltd.—ADR	6,024	110,420
Naspers Ltd.—ADR	4,707	153,872
PDD Holdings, Inc.—ADR(a)	5,708	710,874
Penske Automotive Group, Inc.(b)	2,208	338,928
Ross Stores, Inc.	3,780	563,069
Ryohin Keikaku Co. Ltd.—ADR	39,959	612,571
Signet Jewelers Ltd.	2,529	257,351
TJX Cos., Inc.	15,040	1,491,065
Ulta Beauty, Inc.(a)	1,580	866,724
Upbound Group, Inc.(b)	1,708	57,662
Urban Outfitters, Inc.(a)(b)	6,451	268,039
Vibra Energia SA—ADR	23,229	242,743
Vipshop Holdings Ltd.—ADR(a)	26,048	501,424
Wayfair, Inc.—Class A(a)	917	54,653
Williams-Sonoma, Inc.(b)	1,279	301,243
Woolworths Holdings Ltd./South Africa—GDR(b)	25,206	85,448

		20,516,737

Consumer Durables & Apparel—3.6%
Barratt Developments PLC—ADR	74,725	876,524
Deckers Outdoor Corp.(a)	38	34,032
DR Horton, Inc.	15,161	2,265,660
Dream Finders Homes, Inc.—Class A(a)(b)	8,760	342,779
Garmin Ltd.(b)	5,770	792,510
G-III Apparel Group Ltd.(a)	512	17,034
Haier Smart Home Co. Ltd.—ADR	1,939	23,423
Hermes International SCA—ADR	2,019	506,668
KB Home	11,251	747,404
La-Z-Boy, Inc.	10,221	388,296
Lennar Corp.—Class A	16,433	2,604,795
Lennar Corp.—Class B(b)	22,650	3,337,931
MDC Holdings, Inc.	7,845	491,882
Meritage Homes Corp.	4,574	721,137
NVR, Inc.(a)	314	2,394,429
Panasonic Holdings Corp.—ADR	72,899	685,980
Pandora AS—ADR	11,326	457,910
PulteGroup, Inc.	26,369	2,857,872
PVH Corp.(b)	3,755	513,196
Sega Sammy Holdings, Inc.—ADR	188,517	601,369
Sekisui House Ltd.—ADR	29,278	652,021
Skechers U.S.A., Inc.—Class A(a)	7,329	453,005
Taylor Morrison Home Corp.(a)	13,043	738,364
Toll Brothers, Inc.	10,349	1,186,409
TopBuild Corp.(a)(b)	879	353,692
Tri Pointe Homes, Inc.(a)	12,256	433,617

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Yue Yuen Industrial Holdings Ltd.—ADR(b)	31,236	$165,551

		24,643,490

Consumer Services—0.9%
Accor SA—ADR	13,468	116,498
Bloomin’ Brands, Inc.(b)	2,197	59,714
Booking Holdings, Inc.(a)	461	1,599,130
Carnival Corp.(a)	61,855	981,020
Carnival PLC—ADR(a)(b)	60,753	874,843
DoorDash, Inc.—Class A(a)	5,493	684,264
Expedia Group, Inc.(a)	1,448	198,115
frontdoor, Inc.(a)	339	10,631
Genting Bhd—ADR	11,225	55,676
Luckin Coffee, Inc.—ADR(a)	1,226	27,010
New Oriental Education & Technology Group, Inc.—ADR(a)	2,530	236,631
OPAP SA—ADR(b)	11,577	104,054
Royal Caribbean Cruises Ltd.(a)	8,496	1,047,982
Stride, Inc.(a)	233	13,922
TAL Education Group—ADR(a)	8,996	132,511
Trip.com Group Ltd.—ADR(a)	1,291	57,411

		6,199,412

Consumer Staples Distribution & Retail—2.0%
Andersons, Inc.	3,980	220,014
Casey’s General Stores, Inc.	1,556	473,786
Costco Wholesale Corp.	1,574	1,170,883
DingDong Cayman Ltd.—ADR(a)	2,424	2,788
J Sainsbury PLC—ADR	52,625	669,390
Jeronimo Martins SGPS SA—ADR(b)	16,012	767,455
Koninklijke Ahold Delhaize NV—ADR	80,527	2,393,263
Kroger Co.	27,053	1,342,099
Marks & Spencer Group PLC—ADR(b)	353,942	2,119,405
PriceSmart, Inc.(b)	1,797	151,200
Sprouts Farmers Market, Inc.(a)	2,832	176,830
Tesco PLC—ADR	131,640	1,425,661
US Foods Holding Corp.(a)	5,833	296,258
Walmart, Inc.	56,295	3,299,451

		14,508,483

Energy—2.0%
BP PLC—ADR	34,842	1,219,122
California Resources Corp.	439	22,903
Cheniere Energy, Inc.	2,060	319,712
Chesapeake Energy Corp.(b)	3,444	285,094
Chevron Corp.	282	42,867
Chord Energy Corp.(b)	1,207	196,077
CNX Resources Corp.(a)(b)	21,820	457,129
Diamondback Energy, Inc.	3,611	659,079
Equinor ASA—ADR(b)	2,673	65,809
Exxon Mobil Corp.	11,289	1,179,926
Galp Energia SGPS SA—ADR	7,901	62,023
Gazprom Neft PJSC—ADR(a)(c)	6,793	0
Gazprom PJSC—ADR(a)(c)	186,205	0
HF Sinclair Corp.	5,830	323,565
Inpex Corp.—ADR(b)	81,395	1,081,740

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
International Seaways, Inc.	5,668	$300,007
Liberty Energy, Inc.(b)	13,683	292,543
LUKOIL PJSC—ADR(a)(c)	10,626	0
Marathon Petroleum Corp.	11,982	2,027,714
PBF Energy, Inc.—Class A	2,679	125,109
Peabody Energy Corp.(b)	2,706	67,028
Petroleo Brasileiro SA—ADR(b)	21,049	347,729
Phillips 66	5,675	808,744
Range Resources Corp.	1,555	49,169
Repsol SA—ADR	8,863	140,479
Shell PLC—ADR	42,206	2,651,802
Southwestern Energy Co.(a)	19,693	137,260
Surgutneftegas PJSC—ADR(a)(c)	15,549	0
TotalEnergies SE—ADR(b)	3,874	248,207
Valero Energy Corp.	6,521	922,461
Vallourec SA—ADR(a)	144,779	448,815

		14,482,113

Financial Services—5.1%
3i Group PLC—ADR	187,263	2,956,882
Affirm Holdings, Inc.(a)	3,011	112,973
Alliance Data Systems Corp.	7,583	290,277
Ally Financial, Inc.(b)	6,989	258,523
AMTD IDEA Group—ADR(a)	20,178	34,303
Berkshire Hathaway, Inc.—Class A(a)(b)	7	4,315,928
Berkshire Hathaway, Inc.—Class B(a)(b)	10,542	4,315,896
Capital One Financial Corp.(b)	5,733	788,918
Coinbase Global, Inc.—Class A(a)(b)	2,356	479,587
Corebridge Financial, Inc.(b)	2,967	73,671
Deutsche Bank AG(b)	112,769	1,514,488
Discover Financial Services	5,361	647,072
Enact Holdings, Inc.	13,646	378,267
Essent Group Ltd.	14,343	768,355
Evercore, Inc.—Class A	1,887	353,020
FinVolution Group—ADR	80,893	423,070
FirstCash Holdings, Inc.	3,860	441,970
Fiserv, Inc.(a)	10,787	1,610,175
FleetCor Technologies, Inc.(a)	2,082	581,440
Franklin Resources, Inc.	46,398	1,273,625
Futu Holdings Ltd.—ADR(a)	3,297	176,455
Jackson Financial, Inc.—Class A	5,708	314,225
Janus Henderson Group PLC	15,600	486,096
Jiayin Group, Inc.—ADR	43,960	250,572
LexinFintech Holdings Ltd.—ADR	9	17
Mastercard, Inc.—Class A	948	450,072
MGIC Investment Corp.(b)	48,927	973,158
Mr Cooper Group, Inc.(a)	6,224	443,647
Noah Holdings Ltd.—ADR	5,216	58,002
OneMain Holdings, Inc.	8,540	403,344
ORIX Corp.—ADR	3,862	406,321
PROG Holdings, Inc.(a)	17,642	544,609
Qifu Technology, Inc.—ADR	19,066	294,570
QIWI PLC—ADR(a)(c)	29,317	0
Qudian, Inc.—ADR(a)	71,790	175,886
Radian Group, Inc.	22,857	666,053

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Rocket Cos., Inc.—Class A(a)(b)	20,422	$256,500
Shift4 Payments, Inc.—Class A(a)(b)	4,263	350,504
Synchrony Financial	28,163	1,163,132
Tradeweb Markets, Inc.—Class A	425	44,974
UBS Group AG(b)	133,378	3,794,603
Victory Capital Holdings, Inc.—Class A	2,437	93,654
Virtus Investment Partners, Inc.	1,103	256,249
Visa, Inc.—Class A(b)	5,877	1,661,075
World Acceptance Corp.(a)	1,301	155,808
Worldline SA/France—ADR(a)	57,860	332,695
Yiren Digital Ltd.—ADR(a)	45,622	234,041

		35,604,702

Food, Beverage & Tobacco—1.8%
Altria Group, Inc.	58,829	2,406,694
Archer-Daniels-Midland Co.	3,847	204,314
Associated British Foods PLC—ADR	23,501	675,184
Cal-Maine Foods, Inc.(b)	3,059	175,862
Campbell Soup Co.(b)	13,981	596,150
Coca-Cola Bottlers Japan Holdings, Inc.—ADR	64,758	429,346
Coca-Cola Consolidated, Inc.	107	89,966
Coca-Cola Femsa SAB de CV—ADR	1,948	189,053
Coca-Cola HBC AG—ADR	1,777	55,265
First Pacific Co. Ltd.—ADR	318,395	639,974
Fomento Economico Mexicano SAB de CV—ADR	600	74,544
Ingredion, Inc.	4,440	522,277
Japan Tobacco, Inc.—ADR	303,090	3,925,015
Kraft Heinz Co.	10,976	387,233
Lamb Weston Holdings, Inc.	485	49,572
Molson Coors Beverage Co.—Class B(b)	3,192	199,245
Mondelez International, Inc.—Class A(b)	15,810	1,155,237
SLC Agricola SA—ADR	6,836	26,939
Universal Corp./VA	1,132	54,347
WH Group Ltd.—ADR	17,108	207,007
Wilmar International Ltd.—ADR	11,097	280,310

		12,343,534

Health Care Equipment & Services—4.1%
Ansell Ltd.—ADR	5,351	331,628
Astrana Health, Inc.(a)(b)	4,158	187,276
Brainsway Ltd.—ADR(a)	5,442	35,264
Brookdale Senior Living, Inc.(a)	9,368	53,585
Cardinal Health, Inc.	11,771	1,318,117
Cencora, Inc.	232	54,659
Chemed Corp.(b)	672	420,759
Cigna Corp.	3,109	1,045,059
Cochlear Ltd.—ADR	379	43,054
CONMED Corp.	2,802	225,057
DaVita, Inc.(a)(b)	1,780	226,007
DENTSPLY SIRONA, Inc.	6,088	198,956
Elekta AB—ADR	89,531	642,833
Elevance Health, Inc.	2,694	1,350,368
Encompass Health Corp.	7,991	594,530
Ensign Group, Inc.	3,933	491,310
EssilorLuxottica SA—ADR(b)	27,413	2,911,261

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Fresenius Medical Care AG & Co. KGaA—ADR(b)	49,829	$957,215
GoodRx Holdings, Inc.—Class A(a)	14,261	111,093
Haemonetics Corp.(a)	2,940	214,561
HCA Healthcare, Inc.	6,778	2,112,703
Henry Schein, Inc.(a)	5,376	411,103
Hims & Hers Health, Inc.(a)	25,012	326,156
Humana, Inc.	1,207	422,836
IDEXX Laboratories, Inc.(a)	1,212	697,179
Integer Holdings Corp.(a)(b)	2,206	243,300
Intuitive Surgical, Inc.(a)	409	157,710
Koninklijke Philips NV(a)(b)	25,306	507,385
Laboratory Corp. of America Holdings	5,570	1,202,173
Lantheus Holdings, Inc.(a)	940	61,457
LifeStance Health Group, Inc.(a)	8,140	67,969
McKesson Corp.	2,748	1,432,835
Medtronic PLC	3,585	298,846
Merit Medical Systems, Inc.(a)	3,514	267,767
Molina Healthcare, Inc.(a)	378	148,898
Multiplan Corp.(a)	23,338	26,139
National HealthCare Corp.(b)	1,641	161,901
Neogen Corp.(a)(b)	723	12,428
NeoGenomics, Inc.(a)	8,955	139,698
Option Care Health, Inc.(a)	2,196	70,865
Owens & Minor, Inc.(a)	2,555	62,163
Patterson Cos., Inc.(b)	5,737	155,415
Progyny, Inc.(a)(b)	287	10,481
Schrodinger, Inc./United States(a)(b)	4,870	123,990
Select Medical Holdings Corp.	9,450	257,324
Sinopharm Group Co. Ltd.—ADR	5,531	76,909
Sonova Holding AG—ADR	8,111	500,043
Stryker Corp.	2,157	752,944
Surgery Partners, Inc.(a)	5,523	171,379
Tenet Healthcare Corp.(a)	6,922	643,746
Terumo Corp.—ADR(b)	5,992	232,729
UnitedHealth Group, Inc.	7,719	3,810,099
Universal Health Services, Inc.—Class B(b)	1,724	288,011
Veradigm, Inc.(a)	2,112	12,651
Zimmer Biomet Holdings, Inc.	8,034	999,108

		28,278,932

Household & Personal Products—0.5%
Beiersdorf AG—ADR(b)	14,586	418,472
L’Oreal SA—ADR	14,671	1,404,308
Natura & Co. Holding SA—ADR(a)	16,705	110,754
Procter & Gamble Co.	8,442	1,341,771
Spectrum Brands Holdings, Inc.	1,542	124,008

		3,399,313

Insurance—2.7%
Admiral Group PLC—ADR	2,909	98,004
Aflac, Inc.	34,984	2,824,608
Allianz SE—ADR	20,305	555,545
Ambac Financial Group, Inc.(a)	11,426	186,929
American International Group, Inc.	24,275	1,769,405
Arch Capital Group Ltd.(a)	2,341	205,048

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Assicurazioni Generali SpA—ADR(b)	102,181	$1,205,736
Assurant, Inc.	1,048	190,160
AXA SA—ADR	10,066	357,846
BB Seguridade Participacoes SA—ADR	14,340	96,508
Chubb Ltd.	224	56,374
Cincinnati Financial Corp.	1,881	214,434
Everest Group Ltd.	3,575	1,318,746
Fanhua, Inc.—ADR(a)	3,731	17,349
First American Financial Corp.	440	25,700
Genworth Financial, Inc.—Class A(a)	37,594	231,203
Hannover Rueck SE—ADR	1,254	161,032
Hartford Financial Services Group, Inc.	23,193	2,222,817
Lemonade, Inc.(a)	848	13,772
Loews Corp.	20,312	1,526,041
Markel Group, Inc.(a)(b)	855	1,276,070
MS&AD Insurance Group Holdings, Inc.—ADR	58,377	1,472,852
Old Republic International Corp.	23,260	673,610
Reinsurance Group of America, Inc.	66	11,672
Sanlam Ltd.—ADR	639	4,914
SCOR SE—ADR	291,739	883,968
SiriusPoint Ltd.(a)	6,251	76,700
Suncorp Group Ltd.—ADR	21,219	217,495
Swiss Re AG—ADR	1,511	45,542
T&D Holdings, Inc.—ADR	10,734	91,883
Tokio Marine Holdings, Inc.—ADR(b)	13,470	393,728
Unum Group	8,314	411,127
White Mountains Insurance Group Ltd.	129	227,742

		19,064,560

Materials—2.8%
Air Liquide SA—ADR(b)	11,878	482,603
Albemarle Corp.(b)	1,695	233,656
Alpha Metallurgical Resources, Inc.	579	218,428
ArcelorMittal SA	24,499	638,934
Arch Resources, Inc.(b)	1,039	171,736
Arkema SA—ADR(b)	4,629	480,375
Berry Global Group, Inc.(b)	196	11,409
BHP Group Ltd.—ADR(b)	5,839	334,808
Cemex SAB de CV—ADR(a)	27,158	207,487
CF Industries Holdings, Inc.	1,682	135,771
Cleveland-Cliffs, Inc.(a)	8,585	178,568
Commercial Metals Co.	191	10,314
Fortescue Metals Group Ltd.—ADR	24,554	861,600
Glencore PLC—ADR	80,481	762,155
Greif, Inc.—Class A	3,574	230,380
Greif, Inc.—Class B	1,766	113,059
Harmony Gold Mining Co. Ltd.—ADR	14,196	81,059
Heidelberg Materials AG—ADR	14,312	277,653
HOLCIM Ltd. NEW SPONSORED ADS(a)	98,099	1,597,052
Incitec Pivot Ltd.—ADR	75,837	150,157
International Paper Co.	1,343	47,488
James Hardie Industries PLC—ADR(a)	1,740	68,852
Johnson Matthey PLC—ADR	4,377	170,375
K+S AG—ADR	30,101	208,648
Koppers Holdings, Inc.	346	19,591

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Kuraray Co. Ltd.—ADR(b)	41,001	$1,240,485
LyondellBasell Industries NV—Class A	6,061	607,797
Mechel PJSC—ADR(a)(c)	59,509	0
Mosaic Co.	2,826	88,058
Nippon Steel Corp.—ADR(b)	176,433	1,459,101
Nitto Denko Corp.—ADR	1,305	59,939
Norsk Hydro ASA—ADR(b)	101,429	524,895
Nucor Corp.	7,962	1,531,093
Packaging Corp. of America	314	56,894
POSCO Holdings, Inc.—ADR	1,888	152,607
Reliance, Inc.	3,500	1,124,270
Rio Tinto PLC—ADR	2,981	192,364
Shin-Etsu Chemical Co. Ltd.—ADR	20,769	441,341
Smurfit Kappa Group PLC—ADR(b)	11,719	503,916
Steel Dynamics, Inc.	7,047	943,030
Suzano SA—ADR(b)	12,438	141,171
Ternium SA—ADR	9,609	389,549
thyssenkrupp AG—ADR	29,523	152,043
United States Steel Corp.	6,136	290,478
Vale SA—ADR	18,046	241,997
Warrior Met Coal, Inc.	4,549	259,157
Westlake Corp.	4,416	612,543
Wienerberger AG—ADR(b)	137,930	979,303
Yara International ASA—ADR(b)	10,221	159,448

		19,843,637

Media & Entertainment—4.3%
Alphabet, Inc.—Class A(a)	26,236	3,632,637
Alphabet, Inc.—Class C(a)	24,554	3,432,158
Altice USA, Inc.—Class A(a)	15,785	46,881
AMC Networks, Inc.—Class A(a)	5,890	76,217
Autohome, Inc.—ADR	1,526	39,661
Baidu, Inc.—ADR(a)	1,473	149,259
Cargurus, Inc.(a)	13,607	301,259
Cars.com, Inc.(a)	11,054	202,730
Charter Communications, Inc.—Class A(a)(b)	2,624	771,272
Cinemark Holdings, Inc.(a)	13,584	236,497
Comcast Corp.—Class A	70,537	3,022,510
Fox Corp.—Class A	44,349	1,321,157
Fox Corp.—Class B	41,574	1,138,296
fuboTV, Inc.(a)	19,954	41,305
Gravity Co. Ltd.—ADR(a)	4,757	366,622
Hello Group, Inc.—ADR(b)	55,115	363,208
HUYA, Inc.—ADR(a)(b)	41,055	143,693
IAC/InterActiveCorp(a)	10,766	611,509
Informa PLC—ADR	7,278	149,126
Integral Ad Science Holding Corp.(a)	6,438	66,698
iQIYI, Inc.—ADR(a)	21,931	80,925
JOYY, Inc.—ADR	5,002	157,563
Meta Platforms, Inc.—Class A	11,825	5,795,788
NetEase, Inc.—ADR(b)	1,115	120,331
Netflix, Inc.(a)	1,915	1,154,592
New York Times Co.—Class A	3,118	138,065
News Corp.—Class A	10,343	278,020
News Corp.—Class B(b)	34,086	954,067

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Omnicom Group, Inc.	10,762	$951,253
Paramount Global—Class A	4,550	95,914
Paramount Global—Class B(b)	36,408	401,944
Pinterest, Inc.—Class A(a)	2,255	82,759
Publicis Groupe SA—ADR	86,343	2,282,046
Roku, Inc.(a)	1,128	71,267
Scholastic Corp.	2,031	80,103
Sirius XM Holdings, Inc.(b)	42,443	187,598
Snap, Inc.—Class A—Class A(a)(b)	3,014	33,214
Sphere Entertainment Co.(a)	2,179	94,351
Tencent Holdings Ltd.—ADR(b)	7,997	279,431
Tencent Music Entertainment Group—ADR(a)	15,026	157,322
Trade Desk, Inc.—Class A(a)	3,368	287,728
Trivago NV—ADR	25,149	63,375
Universal Music Group NV—ADR	2,583	38,828
Warner Bros Discovery, Inc.(a)(b)	29,252	257,125
Weibo Corp.—ADR	2,411	21,988
Yalla Group Ltd.—ADR(a)	42,845	219,366
Yelp, Inc.(a)	560	21,526
Z Holdings Corp.—ADR	6,167	33,795

		30,452,979

Pharmaceuticals, Biotechnology & Life Sciences—5.3%
Alkermes PLC(a)	8,584	254,859
Amneal Pharmaceuticals, Inc.(a)	34,854	192,394
Aspen Pharmacare Holdings Ltd.—ADR	428	4,340
AstraZeneca PLC—ADR(b)	32,862	2,108,426
AstraZeneca PLC(a)(c)	21,275	5,319
Autolus Therapeutics PLC—ADR(a)	18,516	111,096
Avadel Pharmaceuticals PLC—ADR(a)(b)	15,329	195,905
Azenta, Inc.(a)(b)	2,729	177,794
Bavarian Nordic AS—ADR(a)	44,023	330,173
BioNTech SE—ADR(a)(b)	4,345	386,531
Bridgebio Pharma, Inc.(a)(b)	267	9,118
Bristol-Myers Squibb Co.	31,954	1,621,666
Bruker Corp.	2,943	254,687
Chugai Pharmaceutical Co. Ltd.—ADR(b)	9,932	197,845
Dr Reddy’s Laboratories Ltd.—ADR	1,949	149,644
Eli Lilly & Co.	3,369	2,539,149
Exact Sciences Corp.(a)	3,633	209,006
Exelixis, Inc.(a)	14,198	310,936
Gilead Sciences, Inc.	25,117	1,810,936
Grifols SA—ADR(a)	71,956	540,390
GSK PLC—ADR(b)	49,267	2,064,287
HUTCHMED China Ltd.—ADR(a)	14,975	226,272
Hypera SA—ADR(b)	8,624	61,424
Ipsen SA—ADR	30,680	854,745
Johnson & Johnson	7,115	1,148,219
Kiniksa Pharmaceuticals Ltd.—Class A(a)	6,274	132,632
Ligand Pharmaceuticals, Inc.(a)	1,852	146,956
Maravai LifeSciences Holdings, Inc.—Class A(a)	7,006	54,156
Medpace Holdings, Inc.(a)	1,246	495,310
Merck & Co., Inc.	5,621	714,710
Mereo Biopharma Group PLC—ADR(a)	55,903	212,431
MorphoSys AG—ADR(a)(b)	15,179	267,150

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Novartis AG—ADR	61,362	$6,195,722
Novo Nordisk AS—ADR	38,136	4,567,550
Otsuka Holdings Co. Ltd.—ADR	50,537	1,019,837
Regeneron Pharmaceuticals, Inc.(a)	638	616,365
Sanofi—ADR	38,832	1,858,111
Santen Pharmaceutical Co. Ltd.—ADR(b)	40,231	395,471
Shionogi & Co. Ltd.—ADR	11,328	140,467
Taisho Pharmaceutical Holdings Co. Ltd.—ADR	45,652	649,171
Takeda Pharmaceutical Co. Ltd.—ADR(b)	25,977	379,004
Teva Pharmaceutical Industries Ltd.—ADR(a)	23,637	310,827
TG Therapeutics, Inc.(a)(b)	2,735	47,097
Twist Bioscience Corp.(a)(b)	2,781	109,265
United Therapeutics Corp.(a)	1,171	264,224
Veracyte, Inc.(a)	12,627	297,366
Vertex Pharmaceuticals, Inc.(a)	2,149	904,170
Viatris, Inc.	114,499	1,416,353
West Pharmaceutical Services, Inc.	427	153,020

		37,112,526

Real Estate Management & Development—0.6%
CBRE Group, Inc.—Class A(a)	1,774	163,013
Daiwa House Industry Co. Ltd.—ADR	26,346	759,028
DigitalBridge Group, Inc.	5,905	108,475
Forestar Group, Inc.(a)	18,309	617,379
IRSA Inversiones y Representaciones SA—ADR	7,924	61,411
Opendoor Technologies, Inc.(a)(b)	38,712	119,233
Redfin Corp.(a)	1,150	8,171
RMR Group, Inc.—Class A	7,423	181,641
Sun Hung Kai Properties Ltd.—ADR	83,534	838,681
Swire Pacific Ltd.—ADR	114,912	945,726
Zillow Group, Inc.—Class A(a)	2,607	140,934
Zillow Group, Inc.—Class C(a)(b)	5,845	328,197

		4,271,889

Semiconductors & Semiconductor Equipment—6.2%
Advanced Micro Devices, Inc.(a)	4,614	888,333
Advantest Corp.—ADR(b)	1,222	57,312
Amkor Technology, Inc.	428	13,277
Analog Devices, Inc.	6,146	1,178,926
Applied Materials, Inc.	13,108	2,642,835
ASE Technology Holding Co. Ltd.—ADR(b)	58,591	570,676
ASML Holding NV	2,307	2,195,526
Axcelis Technologies, Inc.(a)(b)	3,373	380,036
Broadcom, Inc.	2,643	3,437,194
Daqo New Energy Corp.—ADR(a)	16,066	341,884
Disco Corp.—ADR	33,800	1,100,866
First Solar, Inc.(a)	1,805	277,771
Infineon Technologies AG—ADR	54,375	1,962,394
Intel Corp.	13,608	585,825
JinkoSolar Holding Co. Ltd.—ADR	10,489	283,623
KLA Corp.	978	667,289
Lam Research Corp.	1,631	1,530,286
Microchip Technology, Inc.	17,998	1,514,352
Monolithic Power Systems, Inc.	164	118,087
NVIDIA Corp.	11,893	9,408,789

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
ON Semiconductor Corp.(a)(b)	15,933	$1,257,432
Onto Innovation, Inc.(a)	3,160	581,946
QUALCOMM, Inc.	5,903	931,434
Rambus, Inc.(a)	2,374	140,636
Renesas Electronics Corp.—ADR(a)(b)	218,960	1,808,610
Skyworks Solutions, Inc.	16,156	1,695,088
STMicroelectronics NV(b)	33,013	1,506,053
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	31,334	4,031,745
Tokyo Electron Ltd.—ADR(b)	11,457	1,420,668
United Microelectronics Corp.—ADR(b)	42,322	325,033
Universal Display Corp.	1,792	312,561

		43,166,487

Software & Services—4.0%
Adeia, Inc.	2,819	31,967
Adobe, Inc.(a)	3,173	1,777,769
AppLovin Corp.—Class A(a)	5,628	336,104
Cognizant Technology Solutions Corp.—Class A	18,664	1,474,829
Dolby Laboratories, Inc.—Class A(b)	1,563	126,603
Dropbox, Inc.—Class A(a)	20,565	492,532
Dynatrace, Inc.(a)	2,570	127,344
EPAM Systems, Inc.(a)	2,660	809,704
Fair Isaac Corp.(a)(b)	408	518,123
Fastly, Inc.—Class A(a)	2,594	36,887
Gen Digital, Inc.(b)	11,220	241,118
InterDigital, Inc.(b)	7,509	803,614
Kyndryl Holdings, Inc.(a)	5,526	121,406
LiveRamp Holdings, Inc.(a)	3,081	107,773
Marathon Digital Holdings, Inc.(a)(b)	2,379	61,616
Microsoft Corp.	38,456	15,906,941
MicroStrategy, Inc.—Class A(a)(b)	37	37,845
MongoDB, Inc.(a)	306	136,959
N-able, Inc.(a)	12,777	172,106
OneConnect Financial Technology Co. Ltd.—ADR(a)(b)	15,139	36,334
Opera Ltd.—ADR(b)	36,053	439,125
Palantir Technologies, Inc.—Class A(a)	25,402	637,082
Qualys, Inc.(a)(b)	100	17,186
Riot Blockchain, Inc.(a)(b)	3,504	49,476
Salesforce, Inc.(a)	8,354	2,579,882
SAP SE—ADR(b)	1,765	331,591
Synopsys, Inc.(a)	125	71,716
Teradata Corp.(a)	436	16,402
Tuya, Inc.—ADR(a)	27,385	53,948
UiPath, Inc.—Class A(a)	5,507	130,791
Vnet Group, Inc.—ADR(a)(b)	53,964	83,644

		27,768,417

Technology Hardware & Equipment—4.9%
Advanced Energy Industries, Inc.(b)	1,222	123,666
Amphenol Corp.—Class A	12,168	1,329,232
Apple, Inc.	69,512	12,564,295
Arista Networks, Inc.(a)	2,655	736,869
Avnet, Inc.	6,174	287,647
Belden, Inc.	110	9,370
Canon, Inc.—ADR	2,560	74,726

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Cisco Systems, Inc.	51,918	$2,511,274
Corning, Inc.	1,393	44,910
Dell Technologies, Inc.—Class C	26,179	2,478,104
F5, Inc.(a)	189	35,385
Fabrinet(a)(b)	2,231	480,937
FUJIFILM Holdings Corp.—ADR	20,410	1,291,137
Hewlett Packard Enterprise Co.	77,889	1,186,249
HP, Inc.	9,375	265,594
Insight Enterprises, Inc.(a)(b)	6,480	1,218,240
IPG Photonics Corp.(a)	259	22,365
Jabil, Inc.	6,805	980,532
Keysight Technologies, Inc.(a)	3,704	571,527
Lenovo Group Ltd.—ADR	9,107	201,447
Littelfuse, Inc.	687	163,671
Logitech International SA(b)	13,600	1,194,352
NetApp, Inc.(b)	12,761	1,137,260
OSI Systems, Inc.(a)	4,358	571,682
Ricoh Co. Ltd.—ADR(b)	77,028	639,332
Rogers Corp.(a)	92	10,310
Super Micro Computer, Inc.(a)(b)	725	627,937
TE Connectivity Ltd.(b)	19,206	2,757,213
Teledyne Technologies, Inc.(a)	570	243,544
Vishay Intertechnology, Inc.(b)	15,980	347,565
Vontier Corp.	2,079	89,397
VTech Holdings Ltd.—ADR	83,368	477,699

		34,673,468

Telecommunication Services—1.7%
AT&T, Inc.	35,036	593,160
Deutsche Telekom AG—ADR	111,860	2,655,556
Koninklijke KPN NV—ADR	9,412	33,977
KT Corp.—ADR(a)	24,502	350,869
Magyar Telekom Telecommunications PLC—ADR	20,067	226,958
Mobile TeleSystems PJSC—ADR(a)(c)	46,068	0
Nippon Telegraph & Telephone Corp.—ADR(b)	10,603	321,483
Orange SA—ADR	253,480	2,915,020
Rostelecom PJSC—ADR(a)(c)	24,510	0
Sify Technologies Ltd.—ADR(a)	3,194	4,120
SK Telecom Co. Ltd.—ADR(b)	5,072	111,077
Swisscom AG—ADR	1,467	84,103
Telecom Italia SpA/Milano—ADR(a)	121,239	370,991
Telefonica SA—ADR(b)	38,927	159,211
Telenor ASA—ADR	64,539	702,185
Telephone and Data Systems, Inc.	14,886	227,757
T-Mobile US, Inc.(b)	1,018	166,239
United States Cellular Corp.(a)	2,251	78,537
Verizon Communications, Inc.	32,320	1,293,447

		10,294,690

Transportation—2.2%
Air France-KLM—ADR(a)	27,177	32,884
AP Moller—Maersk AS—ADR	60,316	424,625
ArcBest Corp.	1,635	233,576
bpost SA—ADR	18,904	71,174
Delta Air Lines, Inc.	18,542	783,770

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Deutsche Lufthansa AG—ADR(a)	22,903	$177,269
DHL Group—ADR	30,894	1,435,026
DiDi Global, Inc.—ADR(a)	15,779	59,487
easyJet PLC—ADR	110,083	757,371
Expeditors International of Washington, Inc.	12,886	1,541,166
FedEx Corp.	7,336	1,826,444
International Consolidated Airlines Group SA—ADR(a)	170,821	630,329
JB Hunt Transport Services, Inc.	965	199,089
Kuehne + Nagel International AG—ADR	8,069	542,963
Matson, Inc.	869	96,502
Nippon Yusen KK—ADR	138,962	885,188
Ryanair Holdings PLC—ADR(b)	19,621	2,712,603
Ryder System, Inc.	6,026	687,567
Singapore Airlines Ltd.—ADR(b)	85,849	820,716
SkyWest, Inc.(a)	4,064	260,990
Sun Country Airlines Holdings, Inc.(a)	654	9,810
Uber Technologies, Inc.(a)	1,648	131,016
United Airlines Holdings, Inc.(a)	20,029	911,120

		15,230,685

Utilities—1.7%
AGL Energy Ltd.—ADR	4,993	27,661
ALLETE, Inc.	2,308	130,725
Centrica PLC—ADR	59,309	383,136
Cia Energetica de Minas Gerais—ADR	4,772	14,268
Consolidated Edison, Inc.	22,981	2,004,172
Edison International(b)	679	46,186
Enel Chile SA—ADR	35,875	107,625
Enel SpA—ADR	37,070	233,912
ENN Energy Holdings Ltd.—ADR	1,167	37,998
Entergy Corp.	422	42,863
Iberdrola SA—ADR	45,989	2,109,975
Kunlun Energy Co. Ltd.—ADR(b)	5,487	46,523
National Grid PLC—ADR(b)	43,162	2,877,180
NiSource, Inc.	1,559	40,628
Otter Tail Corp.(b)	3,840	347,366
PG&E Corp.	27,050	451,465
Public Service Enterprise Group, Inc.	2,077	129,605
Tokyo Gas Co. Ltd.—ADR	73,366	774,011
Vistra Corp.	51,238	2,794,520

		12,599,819

TOTAL COMMON STOCKS (Cost $391,572,905)		517,958,792

EXCHANGE TRADED FUNDS—22.1%
iShares Core S&P Small-Cap ETF	62,178	6,674,808
iShares MSCI EAFE ETF(b)	238,217	18,402,264
iShares MSCI Emerging Markets ETF(b)	87,187	3,486,608
iShares Russell 1000 ETF(b)	64,768	18,120,143
iShares Russell 2000 ETF(b)	33,057	6,734,703
SPDR S&P 500 ETF Trust	35,642	18,108,987
Vanguard FTSE All-World ex-US ETF(b)	320,989	18,283,533
Vanguard FTSE Developed Markets ETF(b)	376,481	18,327,095
Vanguard FTSE Emerging Markets ETF(b)	83,255	3,415,120
Vanguard Large-Cap ETF	77,487	18,104,063

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Vanguard S&P 500 ETF	38,777	$18,106,145
Vanguard Small-Cap ETF(b)	30,772	6,756,300

TOTAL EXCHANGE TRADED FUNDS (Cost $144,772,997)		154,519,769

REAL ESTATE INVESTMENT TRUSTS—1.9%
Apple Hospitality REIT, Inc.(b)	56,688	912,110
Brixmor Property Group, Inc.(b)	9,387	212,240
Broadstone Net Lease, Inc.(b)	7,651	114,076
Cyrela Brazil Realty SA Empreendimentos e Participacoes—ADR	41,946	199,663
DiamondRock Hospitality Co.(b)	52,401	492,569
Empire State Realty Trust, Inc.—Class A(b)	35,832	357,245
EPR Properties(b)	14,657	602,110
Host Hotels & Resorts, Inc.(b)	144,916	3,005,559
Innovative Industrial Properties, Inc.(b)	830	81,332
Iron Mountain, Inc.	2,610	205,250
Kimco Realty Corp.	1	20
Ladder Capital Corp.	17,378	187,856
Park Hotels & Resorts, Inc.(b)	23,815	395,329
PennyMac Mortgage Investment Trust(b)	1,073	15,161
Regency Centers Corp.	9,032	559,532
Rithm Capital Corp.	54,049	585,891
Service Properties Trust(b)	24,107	163,928
Simon Property Group, Inc.(b)	19,366	2,868,879
SITE Centers Corp.	11,131	151,159
Sunstone Hotel Investors, Inc.	12,522	140,121
Uniti Group, Inc.	9,698	56,830
VICI Properties, Inc.	21,843	653,761
Weyerhaeuser Co.	27,466	944,281
WP Carey, Inc.	13,185	742,711

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $11,869,721)		13,647,613

PREFERRED STOCKS—0.2%
Banks—0.0%(d)
Bancolombia SA—ADR, 9.337%, Perpetual	5,863	190,665
Itau Unibanco Holding SA—ADR, 6.858%, Perpetual	11,229	76,582

		267,247

Energy—0.2%
Petroleo Brasileiro SA—ADR, 7.924%, Perpetual	35,530	574,520
Surgutneftegas PJSC—ADR, Perpetual(c)	47,748	0

		574,520

Materials—0.0%(d)
Gerdau SA—ADR, 7.407%, Perpetual	58,713	253,053

Transportation—0.0%(d)
Azul SA—ADR, Perpetual(b)	406	2,972

Utilities—0.0%(d)
Cia Energetica de Minas Gerais—ADR, 11.102%, Perpetual	78,057	184,995

TOTAL PREFERRED STOCKS (Cost $1,328,633)		1,282,787

SHORT-TERM INVESTMENTS—20.7%
Investments Purchased with Collateral from Securities Lending—19.0%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93%(e)	133,128,314	133,128,314

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Money Market Funds—1.7%
First American Government Obligations Fund—Class X, 5.29%(e)	12,153,980	$12,153,980

TOTAL SHORT-TERM INVESTMENTS (Cost $145,282,294)		145,282,294

Total Investments—119.1% (Cost $694,826,550)		832,691,255
Liabilities in Excess of Other Assets—(19.1)%		(133,311,692)

TOTAL NET ASSETS—100.0%		$699,379,563

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AB	Aktiebolag is a Swedish term for a stock company.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
AMBAC	American Municipal Bond Assurance Corporation
AS	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
GDR	Global Depositary Receipt
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtio is a Finnish term for publicly-traded companies.
PJSC	An abbreviation used by many countries to signify an open joint-stock company.
PLC	Public Limited Company
SA	Sociedad Anónima
SAB de CV	Sociedad Anónima Bursátil de Capital Variable
SE	Societas Europea is a term for a European Public Limited Liability Company.
SpA	Soicieta per Azioni is an Italian term for limited share company.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of February 29, 2024. The total market value of these securities was $130,532,770 which represented 18.7% of net assets.
(c)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $5,319 or 0.0% of net assets as of February 29, 2024.
(d)	Represents less than 0.05% of net assets.
(e)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited)

	Par	Value
U.S. TREASURY OBLIGATIONS—31.4%
United States Treasury Inflation Indexed Bonds, 1.50%, 02/15/2053	$206,386	$180,458
United States Treasury Note/Bond
4.63%, 02/28/2025	1,809,000	1,801,526
3.88%, 03/31/2025	2,285,000	2,258,312
2.88%, 04/30/2025	1,194,000	1,166,365
0.38%, 04/30/2025	512,000	485,860
3.88%, 04/30/2025	279,000	275,654
2.13%, 05/15/2025	1,958,000	1,894,747
4.25%, 12/31/2025	675,000	669,806
4.25%, 01/31/2026	259,000	257,088
4.00%, 02/15/2026	924,000	913,136
0.50%, 02/28/2026	44,000	40,572
4.63%, 03/15/2026	1,657,000	1,657,324
3.75%, 04/15/2026	626,000	615,473
4.13%, 06/15/2026	1,249,000	1,237,583
1.88%, 07/31/2026	345,000	324,388
6.75%, 08/15/2026	1,661,000	1,745,542
1.50%, 08/15/2026	1,287,000	1,197,865
0.75%, 08/31/2026	132,000	120,429
4.63%, 09/15/2026	2,334,000	2,340,838
4.63%, 11/15/2026	2,048,000	2,055,960
2.00%, 11/15/2026	111,000	104,128
1.63%, 11/30/2026	205,000	190,170
4.38%, 12/15/2026	864,000	862,380
4.00%, 01/15/2027	3,055,000	3,019,558
4.13%, 10/31/2027	2,581,000	2,560,231
0.50%, 10/31/2027	1,136,000	989,185
6.13%, 11/15/2027	1,666,000	1,767,196
0.63%, 12/31/2027	1,422,000	1,237,196
4.00%, 02/29/2028	840,000	829,779
3.63%, 03/31/2028	1,510,000	1,470,775
3.50%, 04/30/2028	262,000	253,925
4.13%, 07/31/2028	657,000	652,509
2.88%, 08/15/2028	1,167,000	1,099,966
4.88%, 10/31/2028	1,888,000	1,934,536
5.25%, 11/15/2028	1,659,000	1,726,462
1.50%, 11/30/2028	1,327,000	1,170,093
4.38%, 11/30/2028	1,962,000	1,970,660
1.38%, 12/31/2028	1,306,000	1,142,214
4.00%, 01/31/2029	263,000	260,000
3.25%, 06/30/2029	1,197,000	1,138,833
4.00%, 02/28/2030	1,610,000	1,586,102
3.63%, 03/31/2030	658,000	635,073
4.88%, 10/31/2030	627,000	648,284
0.88%, 11/15/2030	1,609,000	1,295,434
4.38%, 11/30/2030	684,000	687,754
4.00%, 01/31/2031	574,000	564,762
1.13%, 02/15/2031	654,000	533,444
1.25%, 08/15/2031	544,000	440,459
1.38%, 11/15/2031	751,000	609,747
1.88%, 02/15/2032	1,941,000	1,630,288
2.88%, 05/15/2032	1,268,000	1,146,351
2.75%, 08/15/2032	1,286,000	1,148,333

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
4.13%, 11/15/2032	$695,000	$687,792
3.50%, 02/15/2033	2,545,000	2,401,148
3.38%, 05/15/2033	1,805,000	1,684,185
3.88%, 08/15/2033	2,457,000	2,384,250
4.50%, 11/15/2033	983,000	1,001,815
4.00%, 02/15/2034	475,000	465,760
4.75%, 02/15/2037	587,000	620,409
1.13%, 05/15/2040	589,000	363,684
1.13%, 08/15/2040	98,000	59,916
1.38%, 11/15/2040	638,000	405,379
1.88%, 02/15/2041	640,000	441,275
2.25%, 05/15/2041	147,000	107,376
1.75%, 08/15/2041	637,000	424,426
2.00%, 11/15/2041	615,000	425,972
3.13%, 11/15/2041	19,000	15,824
3.13%, 02/15/2042	16,000	13,275
2.38%, 02/15/2042	1,072,000	788,088
3.25%, 05/15/2042	52,000	43,745
3.88%, 02/15/2043	580,000	531,164
3.88%, 05/15/2043	51,000	46,652
4.38%, 08/15/2043	206,000	201,751
3.75%, 11/15/2043	1,203,000	1,078,941
4.75%, 11/15/2043	221,000	227,492
3.38%, 05/15/2044	570,000	482,073
2.25%, 08/15/2049	357,000	236,526
2.00%, 02/15/2050	338,000	210,550
1.38%, 08/15/2050	556,000	292,019
1.63%, 11/15/2050	364,000	204,523
1.88%, 02/15/2051	614,000	367,728
2.38%, 05/15/2051	764,000	515,790
2.00%, 08/15/2051	540,000	332,712
1.88%, 11/15/2051	849,000	506,034
2.25%, 02/15/2052	511,000	334,406
2.88%, 05/15/2052	735,000	553,633
3.00%, 08/15/2052	296,000	228,903
3.63%, 02/15/2053	1,296,000	1,133,393
3.63%, 05/15/2053	660,000	577,616
4.13%, 08/15/2053	689,000	659,825
4.75%, 11/15/2053	957,000	1,018,457

TOTAL U.S. TREASURY OBLIGATIONS (Cost $80,145,564)		78,619,260

	Shares
EXCHANGE TRADED FUNDS—29.5%
iShares Core U.S. Aggregate Bond ETF	194,978	18,981,108
iShares MBS ETF	320,171	29,426,917
Vanguard Total International Bond ETF	517,673	25,226,205

TOTAL EXCHANGE TRADED FUNDS (Cost $74,442,555)		73,634,230

	Par
CORPORATE BONDS—20.3%
Automobiles & Components—0.7%
American Axle & Manufacturing, Inc., 6.88%, 07/01/2028	$70,000	67,705

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
American Honda Finance Corp., 4.60%, 04/17/2030	$55,000	$53,910
Ford Motor Co., 6.10%, 08/19/2032	94,000	93,899
General Motors Co., 6.80%, 10/01/2027	105,000	109,689
General Motors Financial Co., Inc.
4.00%, 01/15/2025	393,000	387,455
4.30%, 07/13/2025	5,000	4,919
6.05%, 10/10/2025	163,000	164,273
5.85%, 04/06/2030	176,000	178,452
Goodyear Tire & Rubber Co., 5.25%, 04/30/2031	80,000	72,538
Penske Truck Leasing Co. Lp / PTL Finance Corp.
4.00%, 07/15/2025(a)	336,000	328,421
1.20%, 11/15/2025(a)	200,000	185,881
Volkswagen Group of America Finance LLC, 6.45%, 11/16/2030(a)	200,000	211,412

		1,858,554

Banks—3.1%
Bank of America Corp.
2.46% to 10/22/2024 then 3 mo. Term SOFR + 1.13%, 10/22/2025	5,000	4,896
1.73% to 07/22/2026 then SOFR + 0.96%, 07/22/2027	237,000	217,381
3.82% to 01/20/2027 then 3 mo. Term SOFR + 1.84%, 01/20/2028	489,000	469,821
5.20% to 04/25/2028 then SOFR + 1.63%, 04/25/2029	264,000	262,674
2.30% to 07/21/2031 then SOFR + 1.22%, 07/21/2032	6,000	4,858
5.29% to 04/25/2033 then SOFR + 1.91%, 04/25/2034	19,000	18,738
2.48% to 09/21/2031 then 5 yr. CMT Rate + 1.20%, 09/21/2036	288,000	227,151
4.30% to 01/28/2025 then 3 mo. Term SOFR + 2.93%, Perpetual	40,000	38,566
Citigroup, Inc.
3.35% to 04/24/2024 then 3 mo. Term SOFR + 1.16%, 04/24/2025	210,000	209,210
1.12% to 01/28/2026 then SOFR + 0.77%, 01/28/2027	280,000	258,173
3.89% to 01/10/2027 then 3 mo. Term SOFR + 1.82%, 01/10/2028	107,000	102,873
3.07% to 02/24/2027 then SOFR + 1.28%, 02/24/2028	277,000	259,547
3.98% to 03/20/2029 then 3 mo. Term SOFR + 1.60%, 03/20/2030	161,000	150,975
4.41% to 03/31/2030 then SOFR + 3.91%, 03/31/2031	122,000	115,288
6.17% to 05/25/2033 then SOFR + 2.66%, 05/25/2034	788,000	794,308
5.32% to 03/26/2040 then SOFR + 4.55%, 03/26/2041	732,000	716,215
Fifth Third Bancorp
5.63% to 01/29/2031 then SOFR + 1.84%, 01/29/2032	47,000	46,611
4.34% to 04/25/2032 then SOFR + 1.66%, 04/25/2033	170,000	154,202
First-Citizens Bank & Trust Co., 6.13%, 03/09/2028	99,000	100,580
JPMorgan Chase & Co.
3.22% to 03/01/2024 then 3 mo. Term SOFR + 1.42%, 03/01/2025	310,000	310,030
1.05% to 11/19/2025 then SOFR + 0.80%, 11/19/2026	150,000	139,532
3.54% to 05/01/2027 then 3 mo. Term SOFR + 1.64%, 05/01/2028	153,000	145,469
6.25% to 10/23/2033 then SOFR + 1.81%, 10/23/2034	125,000	132,650
5.34% to 01/23/2034 then SOFR + 1.62%, 01/23/2035	90,000	89,551
Morgan Stanley Bank NA, 5.48%, 07/16/2025	376,000	377,656
Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032(a)	90,000	88,591

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
PNC Financial Services Group, Inc.
6.88% to 10/20/2033 then SOFR + 2.28%, 10/20/2034	$130,000	$140,900
5.68% to 01/22/2034 then SOFR + 1.90%, 01/22/2035	95,000	95,310
Sprint Capital Corp., 8.75%, 03/15/2032	270,000	326,303
Synovus Financial Corp., 5.20%, 08/11/2025	11,000	10,819
Truist Financial Corp.
4.26% to 07/28/2025 then SOFR + 1.46%, 07/28/2026	163,000	159,718
5.71% to 01/24/2034 then SOFR + 1.92%, 01/24/2035	120,000	118,889
US Bancorp
6.79% to 10/26/2026 then SOFR + 1.88%, 10/26/2027	226,000	233,571
5.38% to 01/23/2029 then SOFR + 1.56%, 01/23/2030	35,000	34,822
5.84% to 06/10/2033 then SOFR + 2.26%, 06/12/2034	71,000	71,732
Wells Fargo & Co.
2.16% to 02/11/2025 then 3 mo. Term SOFR + 1.01%, 02/11/2026	194,000	187,690
3.91% to 04/25/2025 then SOFR + 1.32%, 04/25/2026	7,000	6,865
2.19% to 04/30/2025 then SOFR + 2.00%, 04/30/2026	266,000	255,315
2.39% to 06/02/2027 then SOFR + 2.10%, 06/02/2028	175,000	159,691
5.39% to 04/24/2033 then SOFR + 2.02%, 04/24/2034	28,000	27,549
5.56% to 07/25/2033 then SOFR + 1.99%, 07/25/2034	107,000	106,625
5.50% to 01/23/2034 then SOFR + 1.78%, 01/23/2035	150,000	149,065
5.38%, 11/02/2043	175,000	167,447

		7,687,857

Capital Goods—0.8%
Air Lease Corp.
1.88%, 08/15/2026	112,000	102,886
3.25%, 10/01/2029	145,000	129,076
Boeing Co.
2.20%, 02/04/2026	168,000	157,691
5.04%, 05/01/2027	370,000	366,648
5.71%, 05/01/2040	45,000	43,876
5.81%, 05/01/2050	285,000	275,002
Carrier Global Corp., 5.90%, 03/15/2034	146,000	151,535
CNH Industrial Capital LLC
1.45%, 07/15/2026	105,000	96,082
4.55%, 04/10/2028	192,000	188,100
Cummins, Inc.
5.15%, 02/20/2034	25,000	24,979
5.45%, 02/20/2054	50,000	50,314
Regal Rexnord Corp.
6.05%, 04/15/2028(a)	75,000	75,493
6.40%, 04/15/2033(a)	240,000	246,560
RTX Corp., 6.40%, 03/15/2054	150,000	166,166

		2,074,408

Commercial & Professional Services—0.3%
ASGN, Inc., 4.63%, 05/15/2028(a)	80,000	74,687
Daimler Truck Finance North America LLC, 2.38%, 12/14/2028(a)	160,000	141,738

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Equifax, Inc., 5.10%, 12/15/2027	$79,000	$78,780
EquipmentShare.com, Inc., 9.00%, 05/15/2028(a)	65,000	66,688
Harvest Midstream I LP, 7.50%, 09/01/2028(a)	35,000	35,315
Republic Services, Inc.
5.00%, 04/01/2034	212,000	208,825
5.70%, 05/15/2041	129,000	134,136

		740,169

Consumer Discretionary Distribution & Retail—0.2%
Arko Corp., 5.13%, 11/15/2029(a)	60,000	52,082
Genuine Parts Co., 6.88%, 11/01/2033	117,000	127,899
Lowe’s Cos., Inc., 5.75%, 07/01/2053	119,000	120,341
Macy’s Retail Holdings LLC, 5.88%, 03/15/2030(a)	150,000	140,782

		441,104

Consumer Durables & Apparel—0.1%
Whirlpool Corp., 5.50%, 03/01/2033	132,000	130,962

Consumer Services—0.1%
American University/The, 3.67%, 04/01/2049	7,000	5,662
Churchill Downs, Inc., 6.75%, 05/01/2031(a)	80,000	80,148
Marriott International, Inc./MD
5.00%, 10/15/2027	103,000	102,621
5.30%, 05/15/2034	95,000	93,539
University of Chicago, 2.76%, 04/01/2045	87,000	67,845

		349,815

Consumer Staples Distribution & Retail—0.1%
Walmart, Inc.
4.00%, 04/15/2026	160,000	157,611
3.90%, 04/15/2028	150,000	146,419
4.00%, 04/15/2030	69,000	66,921

		370,951

Energy—3.1%
Antero Resources Corp., 7.63%, 02/01/2029(a)	27,000	27,832
Arizona Public Service Co., 2.95%, 09/15/2027	92,000	86,203
BP Capital Markets America, Inc.
4.81%, 02/13/2033	95,000	92,714
4.99%, 04/10/2034	181,000	178,146
Brooklyn Union Gas Co., 6.39%, 09/15/2033(a)	548,000	559,723
Cameron LNG LLC, 3.40%, 01/15/2038(a)	209,000	171,568

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
CenterPoint Energy Houston Electric LLC, 5.30%, 04/01/2053	$122,000	$121,649
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025	4,000	4,001
Comstock Resources, Inc., 6.75%, 03/01/2029(a)	80,000	73,901
Consolidated Edison Co. of New York, Inc., 3.20%, 12/01/2051	635,000	432,128
Constellation Energy Generation LLC, 6.25%, 10/01/2039	178,000	183,735
Diamondback Energy, Inc., 6.25%, 03/15/2053	180,000	190,588
DT Midstream, Inc., 4.13%, 06/15/2029(a)	80,000	73,175
DTE Electric Co., 3.65%, 03/01/2052	19,000	14,294
Duke Energy Indiana LLC, 5.40%, 04/01/2053	113,000	109,168
Energy Transfer LP
2.90%, 05/15/2025	70,000	67,803
5.63%, 05/01/2027(a)	71,000	70,424
6.00%, 02/01/2029(a)	602,000	604,087
5.25%, 04/15/2029	308,000	306,997
5.55%, 05/15/2034	85,000	84,154
5.95%, 05/15/2054	85,000	83,011
EQM Midstream Partners LP, 4.13%, 12/01/2026	150,000	143,923
EQT Corp., 5.75%, 02/01/2034	3,000	2,953
Evergy Metro, Inc., 4.95%, 04/15/2033	60,000	58,712
Exxon Mobil Corp., 3.10%, 08/16/2049	105,000	73,557
Genesis Energy LP / Genesis Energy Finance Corp., 8.88%, 04/15/2030	30,000	31,133
Global Partners LP / GLP Finance Corp., 8.25%, 01/15/2032(a)	40,000	41,053
Gulfstream Natural Gas System LLC, 6.19%, 11/01/2025(a)	293,000	294,203
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/01/2028(a)	100,000	99,355
Kinder Morgan, Inc., 5.20%, 06/01/2033	171,000	166,544
Marathon Petroleum Corp., 4.70%, 05/01/2025	345,000	341,832
MPLX LP, 5.65%, 03/01/2053	55,000	52,372
New Fortress Energy, Inc., 6.50%, 09/30/2026(a)	100,000	96,661
New York State Electric & Gas Corp., 5.85%, 08/15/2033(a)	20,000	20,542
NextEra Energy Capital Holdings, Inc.
4.90%, 02/28/2028	85,000	84,320
5.25%, 02/28/2053	105,000	97,994

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
NGPL PipeCo LLC, 4.88%, 08/15/2027(a)	$36,000	$35,157
Northern Natural Gas Co., 5.63%, 02/01/2054(a)	25,000	25,345
Northern Oil & Gas, Inc., 8.13%, 03/01/2028(a)	70,000	70,943
Occidental Petroleum Corp.
3.50%, 08/15/2029	72,000	65,561
6.13%, 01/01/2031	75,000	76,984
6.45%, 09/15/2036	70,000	73,754
6.60%, 03/15/2046	145,000	154,108
Oglethorpe Power Corp., 4.55%, 06/01/2044	27,000	22,384
Phillips 66, 1.30%, 02/15/2026	90,000	83,336
PPL Electric Utilities Corp., 4.85%, 02/15/2034	35,000	34,103
Public Service Co. of Colorado, 5.25%, 04/01/2053	104,000	98,482
Public Service Electric and Gas Co., 5.13%, 03/15/2053	117,000	113,296
Sabine Pass Liquefaction LLC, 4.50%, 05/15/2030	124,000	118,735
San Diego Gas & Electric Co., 5.35%, 04/01/2053	48,000	46,637
Southern Co. Gas Capital Corp., 1.75%, 01/15/2031	100,000	80,151
Southwestern Energy Co., 5.38%, 03/15/2030	65,000	62,188
Tampa Electric Co., 4.90%, 03/01/2029	94,000	93,560
Targa Resources Corp., 5.20%, 07/01/2027	110,000	109,508
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/2028	341,000	327,627
Valero Energy Corp., 6.63%, 06/15/2037	300,000	321,502
Venture Global LNG, Inc., 9.50%, 02/01/2029(a)	70,000	74,679
Vistra Operations Co. LLC
3.70%, 01/30/2027(a)	173,000	163,705
4.38%, 05/01/2029(a)	100,000	91,326
7.75%, 10/15/2031(a)	70,000	72,468
Williams Cos., Inc., 5.30%, 08/15/2028	89,000	89,708

		7,645,702

Equity Real Estate Investment Trusts (REITs)—0.3%
Crown Castle, Inc., 1.05%, 07/15/2026	55,000	49,749
EPR Properties
4.50%, 04/01/2025	25,000	24,549
3.75%, 08/15/2029	102,000	89,111
Iron Mountain, Inc.
5.25%, 07/15/2030(a)	150,000	140,503
4.50%, 02/15/2031(a)	84,000	74,411

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Kimco Realty OP LLC, 4.60%, 02/01/2033	$130,000	$121,944
Realty Income Corp.
4.70%, 12/15/2028	103,000	101,284
4.00%, 07/15/2029	66,000	62,284

		663,835

Financial Services—2.5%
American Express Co., 6.49% to 10/30/2030 then SOFR + 1.94%, 10/30/2031	85,000	90,599
Bank of New York Mellon Corp., 6.47% to 10/25/2033 then SOFR + 1.85%, 10/25/2034	177,000	192,075
Blackstone Private Credit Fund, 4.70%, 03/24/2025	197,000	193,990
Capital One Financial Corp.
4.20%, 10/29/2025	5,000	4,890
4.99% to 07/24/2025 then SOFR + 2.16%, 07/24/2026	84,000	83,250
6.31% to 06/08/2028 then SOFR + 2.64%, 06/08/2029	296,000	303,162
7.62% to 10/30/2030 then SOFR + 3.07%, 10/30/2031	60,000	65,701
5.82% to 02/01/2033 then SOFR + 2.60%, 02/01/2034	172,000	170,149
6.38% to 06/08/2033 then SOFR + 2.86%, 06/08/2034	35,000	36,085
6.05% to 02/01/2034 then SOFR + 2.26%, 02/01/2035	260,000	262,798
Charles Schwab Corp., 4.00% to 06/01/2026 then 5 yr. CMT Rate + 3.17%, Perpetual	185,000	170,628
Corebridge Financial, Inc., 5.75%, 01/15/2034	140,000	139,766
Corebridge Global Funding, 5.20%, 01/12/2029(a)	147,000	145,517
FirstCash, Inc., 6.88%, 03/01/2032(a)	65,000	64,439
Freedom Mortgage Corp., 12.25%, 10/01/2030(a)	55,000	60,583
Goldman Sachs Group, Inc.
3.27% to 09/29/2024 then 3 mo. Term SOFR + 1.46%, 09/29/2025	295,000	290,931
1.09% to 12/09/2025 then SOFR + 0.79%, 12/09/2026	5,000	4,634
1.43% to 03/09/2026 then SOFR + 0.80%, 03/09/2027	385,000	355,927
1.95% to 10/21/2026 then SOFR + 0.91%, 10/21/2027	288,000	263,736
3.81% to 04/23/2028 then 3 mo. Term SOFR + 1.42%, 04/23/2029	260,000	245,561
Jane Street Group / JSG Finance, Inc., 4.50%, 11/15/2029(a)	120,000	110,538
Jefferson Capital Holdings LLC, 9.50%, 02/15/2029(a)	60,000	60,678
Mercedes-Benz Finance North America LLC
4.80%, 03/30/2026(a)	436,000	433,022
3.75%, 02/22/2028(a)	368,000	352,378
Morgan Stanley
2.72% to 07/22/2024 then SOFR + 1.15%, 07/22/2025	140,000	138,316
3.63%, 01/20/2027	150,000	144,668
2.48% to 01/21/2027 then SOFR + 1.00%, 01/21/2028	160,000	148,059
3.59%, 07/22/2028(b)	208,000	196,952
5.16% to 04/20/2028 then SOFR + 1.59%, 04/20/2029	133,000	132,285
5.42% to 07/21/2033 then SOFR + 1.88%, 07/21/2034	140,000	139,223
5.95% to 01/19/2033 then 5 yr. CMT Rate + 2.43%, 01/19/2038	125,000	124,729
Northern Trust Corp., 6.13%, 11/02/2032	4,000	4,213

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
OneMain Finance Corp., 3.50%, 01/15/2027	$80,000	$73,739
PRA Group, Inc., 5.00%, 10/01/2029(a)	113,000	94,758
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 01/15/2028(a)	100,000	98,739
S&P Global, Inc.
3.70%, 03/01/2052	185,000	143,481
3.90%, 03/01/2062	119,000	92,732
State Street Corp., 6.12% to 11/21/2033 then SOFR + 1.96%, 11/21/2034	354,000	366,140
StoneX Group, Inc., 7.88%, 03/01/2031(a)	74,000	74,999
United Wholesale Mortgage LLC, 5.50%, 04/15/2029(a)	134,000	125,251

		6,199,321

Food, Beverage & Tobacco—0.9%
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 01/15/2039	355,000	457,657
Aramark Services, Inc., 5.00%, 02/01/2028(a)	150,000	143,903
Campbell Soup Co., 4.80%, 03/15/2048	170,000	149,377
Constellation Brands, Inc., 4.90%, 05/01/2033	225,000	218,316
J M Smucker Co., 6.20%, 11/15/2033	355,000	375,478
Molson Coors Beverage Co., 4.20%, 07/15/2046	150,000	122,641
Performance Food Group, Inc., 5.50%, 10/15/2027(a)	50,000	49,023
Philip Morris International, Inc.
5.13%, 02/15/2030	205,000	204,117
5.75%, 11/17/2032	145,000	147,966
5.63%, 09/07/2033	356,000	360,003

		2,228,481

Health Care Equipment & Services—1.0%
Acadia Healthcare Co, Inc., 5.00%, 04/15/2029(a)	70,000	66,215
Adventist Health System/West, 3.63%, 03/01/2049	33,000	24,316
Centene Corp., 4.63%, 12/15/2029	168,000	159,147
CommonSpirit Health
6.07%, 11/01/2027	63,000	64,620
4.35%, 11/01/2042	45,000	38,475
CVS Health Corp.
3.00%, 08/15/2026	90,000	85,483
5.13%, 02/21/2030	225,000	223,728
5.63%, 02/21/2053	161,000	154,815
Dignity Health, 4.50%, 11/01/2042	414,000	358,159

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
HCA, Inc.
5.38%, 09/01/2026	$55,000	$54,859
4.50%, 02/15/2027	95,000	93,002
5.88%, 02/01/2029	61,000	62,109
Humana, Inc., 5.50%, 03/15/2053	102,000	98,914
Mount Sinai Hospital, 3.98%, 07/01/2048	15,000	12,313
SSM Health Care Corp., 4.89%, 06/01/2028	156,000	157,327
Sutter Health, 2.29%, 08/15/2030	28,000	23,915
Tenet Healthcare Corp., 4.63%, 06/15/2028	150,000	142,921
UnitedHealth Group, Inc., 4.25%, 01/15/2029	631,000	615,091
Universal Health Services, Inc., 2.65%, 01/15/2032	36,000	29,282
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/2024	5,000	4,852

		2,469,543

Household & Personal Products—0.1%
Energizer Holdings, Inc., 4.75%, 06/15/2028(a)	100,000	91,538
Kenvue, Inc.
5.05%, 03/22/2053	177,000	170,585
5.20%, 03/22/2063	41,000	39,772

		301,895

Insurance—0.9%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.75%, 04/15/2028(a)	50,000	49,703
American International Group, Inc., 5.13%, 03/27/2033	95,000	93,767
Aon Corp. / Aon Global Holdings PLC, 5.35%, 02/28/2033	211,000	210,565
Aon North America, Inc.
5.15%, 03/01/2029	261,000	261,264
5.30%, 03/01/2031	75,000	74,950
5.45%, 03/01/2034	165,000	165,294
5.75%, 03/01/2054	30,000	30,182
Arthur J Gallagher & Co.
5.75%, 03/02/2053	4,000	3,949
6.75%, 02/15/2054	84,000	94,849
CNA Financial Corp., 4.50%, 03/01/2026	190,000	187,035
CNO Financial Group, Inc., 5.25%, 05/30/2029	175,000	170,068
Guardian Life Global Funding, 3.25%, 03/29/2027(a)	66,000	62,730
Marsh & McLennan Cos., Inc.
5.15%, 03/15/2034	50,000	49,858
5.45%, 03/15/2053	47,000	46,875
5.45%, 03/15/2054	50,000	49,747

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(a)	$233,000	$230,647
Primerica, Inc., 2.80%, 11/19/2031	143,000	118,830
Principal Financial Group, Inc., 5.50%, 03/15/2053	77,000	75,242
Prudential Financial, Inc., 5.70% to 09/15/2028 then 3 mo. LIBOR US + 2.67%, 09/15/2048(c)	42,000	40,900
Travelers Cos., Inc., 5.45%, 05/25/2053	50,000	51,078
W R Berkley Corp., 4.75%, 08/01/2044	177,000	153,765

		2,221,298

Management of companies and Enterprises—0.0%(d)
LPL Holdings, Inc., 4.00%, 03/15/2029(a)	5,000	4,590

Management of Companies and Enterprises—0.0%(d)
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(a)	50,000	51,355
Windsor Holdings III LLC, 8.50%, 06/15/2030(a)	65,000	67,335

		118,690

Materials—0.6%
Berry Global, Inc.
4.88%, 07/15/2026(a)	256,000	250,254
5.65%, 01/15/2034(a)	3,000	2,962
Celanese US Holdings LLC, 6.70%, 11/15/2033	205,000	215,523
Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(a)	90,000	89,454
International Paper Co., 6.00%, 11/15/2041	177,000	182,955
Mosaic Co., 5.45%, 11/15/2033	508,000	502,631
Packaging Corp. of America, 4.05%, 12/15/2049	92,000	72,570
Sherwin-Williams Co., 4.55%, 08/01/2045	6,000	5,168
Standard Industries, Inc., 4.75%, 01/15/2028(a)	100,000	94,463

		1,415,980

Media & Entertainment—0.4%
Alphabet, Inc., 2.25%, 08/15/2060	60,000	34,535
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 05/01/2032	130,000	102,827
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90%, 06/01/2052	155,000	97,538
5.25%, 04/01/2053	210,000	163,202
Comcast Corp., 3.30%, 02/01/2027	100,000	95,839

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Take-Two Interactive Software, Inc., 4.95%, 03/28/2028	$214,000	$212,386
TEGNA, Inc., 5.00%, 09/15/2029	64,000	56,385
Walt Disney Co., 3.80%, 05/13/2060	121,000	92,384
Warnermedia Holdings, Inc., 3.76%, 03/15/2027	123,000	116,422
Ziff Davis, Inc., 4.63%, 10/15/2030(a)	120,000	107,719

		1,079,237

Pharmaceuticals, Biotechnology & Life Sciences—0.7%
AbbVie, Inc.
2.95%, 11/21/2026	315,000	298,767
4.95%, 03/15/2031	90,000	90,045
4.05%, 11/21/2039	35,000	30,703
5.40%, 03/15/2054	25,000	25,397
5.50%, 03/15/2064	80,000	80,986
Amgen, Inc.
5.60%, 03/02/2043	60,000	60,100
5.65%, 03/02/2053	22,000	22,006
5.75%, 03/02/2063	376,000	376,363
Eli Lilly & Co.
5.00%, 02/27/2026	228,000	227,982
4.95%, 02/27/2063	147,000	141,983
Johnson & Johnson, 3.40%, 01/15/2038	246,000	208,915
Mars, Inc., 4.55%, 04/20/2028(a)	147,000	145,047
Regeneron Pharmaceuticals, Inc., 2.80%, 09/15/2050	76,000	47,363
Viatris, Inc., 2.70%, 06/22/2030	50,000	42,129

		1,797,786

Real Estate Management & Development—0.8%
Brixmor Operating Partnership LP, 5.50%, 02/15/2034	2,000	1,949
COPT Defense Properties LP
2.75%, 04/15/2031	170,000	137,325
2.90%, 12/01/2033	132,000	100,801
Holcim Finance US LLC, 3.50%, 09/22/2026(a)	345,000	330,578
Kilroy Realty LP, 3.45%, 12/15/2024	117,000	114,536
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 5.88%, 10/01/2028(a)	80,000	77,833
Prologis LP, 4.75%, 06/15/2033	583,000	565,674
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/2027	30,000	28,677
Simon Property Group LP
6.25%, 01/15/2034	65,000	68,534
5.85%, 03/08/2053	84,000	85,175

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 10.50%, 02/15/2028(a)	$80,000	$82,891
Ventas Realty LP, 3.50%, 04/15/2024	170,000	169,498
VICI Properties LP / VICI Note Co., Inc., 5.75%, 02/01/2027(a)	183,000	182,298

		1,945,769

Semiconductors & Semiconductor Equipment—0.3%
Intel Corp.
5.00%, 02/21/2031	80,000	79,521
5.15%, 02/21/2034	155,000	153,482
5.70%, 02/10/2053	45,000	45,648
5.60%, 02/21/2054	55,000	55,008
5.90%, 02/10/2063	25,000	26,068
Marvell Technology, Inc.
2.95%, 04/15/2031	75,000	64,316
5.95%, 09/15/2033	180,000	186,023
Micron Technology, Inc.
5.38%, 04/15/2028	139,000	139,817
5.88%, 09/15/2033	38,000	38,758

		788,641

Software & Services—0.5%
CommScope, Inc., 4.75%, 09/01/2029(a)	120,000	82,323
Dell International LLC / EMC Corp., 5.30%, 10/01/2029	50,000	50,143
International Business Machines Corp., 4.90%, 07/27/2052	808,000	752,279
Oracle Corp.
2.30%, 03/25/2028	179,000	160,505
3.60%, 04/01/2050	45,000	31,714
VMware, Inc., 3.90%, 08/21/2027	241,000	229,815

		1,306,779

Technology Hardware & Equipment—0.5%
Avnet, Inc., 6.25%, 03/15/2028	305,000	310,340
CDW LLC / CDW Finance Corp.
2.67%, 12/01/2026	35,000	32,454
4.25%, 04/01/2028	130,000	123,765
Cisco Systems, Inc.
4.85%, 02/26/2029	175,000	175,319
4.95%, 02/26/2031	145,000	145,114
5.05%, 02/26/2034	150,000	151,048
5.30%, 02/26/2054	50,000	50,645
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	167,000	165,921
Jabil, Inc., 5.45%, 02/01/2029	107,000	106,888

		1,261,494

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Telecommunication Services—0.8%
AT&T, Inc.
1.65%, 02/01/2028	$349,000	$307,222
3.50%, 06/01/2041	35,000	26,840
3.50%, 09/15/2053	105,000	72,246
Frontier Communications Holdings LLC, 5.88%, 10/15/2027(a)	150,000	145,095
T-Mobile USA, Inc.
3.75%, 04/15/2027	114,000	109,312
3.38%, 04/15/2029	502,000	460,741
2.88%, 02/15/2031	413,000	355,643
2.55%, 02/15/2031	135,000	113,874
4.38%, 04/15/2040	70,000	61,400
3.30%, 02/15/2051	35,000	24,085
Verizon Communications, Inc.
2.36%, 03/15/2032	135,000	109,504
5.05%, 05/09/2033	95,000	94,111
2.65%, 11/20/2040	25,000	17,247

		1,897,320

Transportation—0.4%
Delta Air Lines, Inc., 7.00%, 05/01/2025(a)	151,000	153,521
Southwest Airlines Co., 5.25%, 05/04/2025	115,000	114,709
TransDigm, Inc., 6.75%, 08/15/2028(a)	150,000	151,981
TTX Co., 4.60%, 02/01/2049(a)	358,000	314,375
United Airlines 2020-1 Class A Pass Through Trust, Series 2020-1, 5.88%, 10/15/2027	149,743	151,342
United Airlines Class B Pass Through Trust, Series 2020-1, 4.88%, 01/15/2026	94,520	93,211

		979,139

Utilities—1.1%
American Electric Power Co., Inc., 5.63%, 03/01/2033	4,000	4,031
Calpine Corp., 5.00%, 02/01/2031(a)	150,000	134,259
CenterPoint Energy Houston Electric LLC, 4.95%, 04/01/2033	249,000	245,514
DTE Energy Co., 1.05%, 06/01/2025	100,000	94,726
Duke Energy Corp.
4.85%, 01/05/2027	174,000	172,779
5.75%, 09/15/2033	169,000	172,278
Edison International
5.75%, 06/15/2027	94,000	94,922
6.95%, 11/15/2029	15,000	16,001
Essential Utilities, Inc., 2.70%, 04/15/2030	105,000	90,430
Evergy Kansas Central, Inc., 5.70%, 03/15/2053	62,000	62,077

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Evergy, Inc., 2.45%, 09/15/2024	$35,000	$34,351
Eversource Energy, 5.50%, 01/01/2034	75,000	74,278
Exelon Corp., 5.60%, 03/15/2053	139,000	135,592
Interstate Power and Light Co., 2.30%, 06/01/2030	70,000	59,074
National Fuel Gas Co., 5.50%, 10/01/2026	77,000	76,940
Pacific Gas and Electric Co.
6.40%, 06/15/2033	75,000	78,037
6.95%, 03/15/2034	95,000	102,776
4.95%, 07/01/2050	80,000	68,016
Southern Co.
3.25%, 07/01/2026	221,000	211,428
5.20%, 06/15/2033	385,000	379,347
5.70%, 03/15/2034	165,000	168,198
Union Electric Co., 5.45%, 03/15/2053	60,000	58,968
Virginia Electric and Power Co., 5.45%, 04/01/2053	164,000	160,876

		2,694,898

TOTAL CORPORATE BONDS (Cost $51,139,283)		50,674,218

AGENCY COMMERCIAL MORTGAGE BACKED SECURITIES—8.9%
Federal Home Loan Mortgage Corp.
Pool MA4600, 3.50%, 05/01/2052	328,112	292,305
Pool QB8934, 2.50%, 02/01/2051	26,376	21,705
Pool QC6759, 2.00%, 09/01/2051	29,877	23,520
Pool QF7085, 5.50%, 02/01/2053	69,505	68,883
Pool RA3661, 2.50%, 10/01/2050	118,742	98,327
Pool RA6605, 3.00%, 01/01/2052	25,793	22,090
Pool RA6815, 2.50%, 02/01/2052	256,080	212,062
Pool RA7326, 3.50%, 05/01/2052	32,199	28,668
Pool RA7587, 3.50%, 06/01/2052	200,814	179,533
Pool RA7659, 3.50%, 07/01/2052	23,032	20,515
Pool SD0781, 3.00%, 11/01/2051	78,457	67,518
Pool SD1117, 4.50%, 06/01/2052	20,684	19,643
Pool SD1377, 3.50%, 07/01/2052	425,509	379,049
Pool SD1505, 4.50%, 08/01/2052	88,730	84,091
Pool SD2253, 3.50%, 12/01/2052	165,770	147,602
Pool SD2862, 6.00%, 05/01/2053	23,376	23,505
Pool SD3218, 5.00%, 05/01/2053	24,550	23,822
Pool SD3611, 3.00%, 03/01/2052	24,330	20,928
Pool SD3770, 2.50%, 03/01/2052	267,690	220,800
Pool SD3977, 5.00%, 04/01/2053	798,500	775,012
Pool SD3983, 5.50%, 09/01/2053	24,431	24,232
Pool SD4428, 2.50%, 05/01/2052	24,743	20,469
Pool SD4712, 4.50%, 12/01/2052	44,467	42,121
Pool SD8135, 2.50%, 03/01/2051	28,835	23,898
Pool SD8157, 3.00%, 07/01/2051	199,734	171,351
Pool SD8188, 2.00%, 01/01/2052	130,683	103,047
Pool SD8199, 2.00%, 03/01/2052	248,593	196,027

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Pool SD8205, 2.50%, 04/01/2052	$198,735	$163,777
Pool SD8214, 3.50%, 05/01/2052	556,745	495,924
Pool SD8215, 4.00%, 05/01/2052	228,286	210,253
Pool SD8221, 3.50%, 06/01/2052	505,471	450,256
Pool SD8222, 4.00%, 06/01/2052	88,580	81,583
Pool SD8225, 3.00%, 07/01/2052	223,275	191,309
Pool SD8243, 3.50%, 09/01/2052	383,429	341,538
Pool SD8244, 4.00%, 09/01/2052	209,331	192,774
Pool SD8266, 4.50%, 11/01/2052	97,739	92,583
Pool SD8288, 5.00%, 01/01/2053	23,418	22,739
Pool SD8315, 5.00%, 04/01/2053	189,952	184,326
Pool SD8316, 5.50%, 04/01/2053	208,692	206,613
Pool SD8324, 5.50%, 05/01/2053	701,706	694,692
Pool SD8325, 6.00%, 05/01/2053	124,210	124,865
Pool SD8331, 5.50%, 06/01/2053	46,896	46,421
Pool SD8368, 6.00%, 10/01/2053	130,210	130,818
Pool SD8397, 6.50%, 01/01/2054	44,108	44,903
Pool SD8401, 5.50%, 02/01/2054	24,907	24,651
Pool SD8402, 6.00%, 02/01/2054	104,601	105,089
Federal National Mortgage Association
Pool BP3478, 2.00%, 06/01/2051	25,252	19,953
Pool BT6823, 2.50%, 10/01/2051	180,078	148,664
Pool BT9030, 2.00%, 08/01/2051	26,596	20,991
Pool BU7102, 2.50%, 12/01/2051	99,608	82,154
Pool BW0015, 4.00%, 07/01/2052	27,260	25,105
Pool BX5065, 5.50%, 01/01/2053	22,989	22,765
Pool CA7248, 2.50%, 10/01/2050	32,172	26,568
Pool CB1066, 2.50%, 07/01/2051	293,034	241,915
Pool CB1149, 3.00%, 07/01/2051	272,989	234,436
Pool CB3600, 3.50%, 05/01/2052	171,720	153,540
Pool CB3899, 3.50%, 06/01/2052	63,455	56,736
Pool CB4020, 4.00%, 07/01/2052	38,537	35,482
Pool CB4121, 4.00%, 07/01/2052	237,834	219,202
Pool CB5906, 5.50%, 03/01/2053	23,509	23,301
Pool CB6031, 5.00%, 04/01/2053	51,892	50,499
Pool CB6201, 6.00%, 05/01/2053	46,380	46,660
Pool CB6475, 5.00%, 06/01/2053	837,072	812,257
Pool FM9067, 2.50%, 10/01/2051	500,166	411,919
Pool FM9540, 2.00%, 11/01/2051	248,931	197,600
Pool FS0176, 2.50%, 01/01/2052	411,279	339,211
Pool FS0288, 2.00%, 01/01/2052	83,577	66,323
Pool FS0631, 3.00%, 02/01/2052	32,831	28,194
Pool FS1790, 4.00%, 05/01/2052	22,122	20,375
Pool FS2040, 2.00%, 02/01/2052	90,706	71,536
Pool FS2512, 3.50%, 07/01/2052	324,148	290,258
Pool FS2805, 2.50%, 09/01/2052	345,107	284,571
Pool FS3497, 3.50%, 08/01/2052	212,309	189,134
Pool FS3569, 3.00%, 02/01/2052	191,693	164,353
Pool FS4110, 2.50%, 03/01/2052	55,042	45,451
Pool FS4114, 4.50%, 03/01/2053	23,669	22,420
Pool FS4377, 3.00%, 04/01/2052	28,659	24,554
Pool FS4874, 5.50%, 06/01/2053	23,889	23,677
Pool FS5235, 5.50%, 07/01/2053	209,263	207,201
Pool FS5846, 2.50%, 09/01/2052	82,937	68,439

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Pool FS6288, 5.50%, 10/01/2053	$24,748	$24,574
Pool FS6471, 3.00%, 05/01/2052	98,675	84,579
Pool FS6866, 5.00%, 10/01/2053	304,109	295,182
Pool MA4078, 2.50%, 07/01/2050	246,336	204,511
Pool MA4211, 3.00%, 12/01/2050	26,042	22,502
Pool MA4305, 2.00%, 04/01/2051	200,000	157,956
Pool MA4493, 2.50%, 12/01/2051	24,853	20,503
Pool MA4512, 2.50%, 01/01/2052	87,199	71,735
Pool MA4548, 2.50%, 02/01/2052	135,753	111,766
Pool MA4562, 2.00%, 03/01/2052	181,248	142,733
Pool MA4563, 2.50%, 03/01/2052	112,843	93,028
Pool MA4565, 3.50%, 03/01/2052	37,818	33,813
Pool MA4579, 3.00%, 04/01/2052	243,890	209,048
Pool MA4599, 3.00%, 05/01/2052	41,103	35,228
Pool MA4625, 3.50%, 06/01/2052	82,087	73,127
Pool MA4698, 3.00%, 08/01/2052	233,550	200,132
Pool MA4700, 4.00%, 08/01/2052	463,648	427,000
Pool MA4732, 4.00%, 09/01/2052	291,081	268,058
Pool MA4733, 4.50%, 09/01/2052	45,704	43,293
Pool MA4761, 5.00%, 09/01/2052	349,043	339,005
Pool MA4783, 4.00%, 10/01/2052	24,223	22,306
Pool MA4784, 4.50%, 10/01/2052	239,139	226,525
Pool MA4786, 5.50%, 10/01/2052	30,204	29,959
Pool MA4805, 4.50%, 11/01/2052	144,206	136,599
Pool MA4868, 5.00%, 01/01/2053	28,165	27,348
Pool MA4917, 4.50%, 02/01/2053	33,429	31,666
Pool MA4918, 5.00%, 02/01/2053	322,791	313,399
Pool MA4940, 5.00%, 03/01/2053	28,135	27,315
Pool MA4978, 5.00%, 04/01/2053	423,561	411,019
Pool MA5009, 5.00%, 05/01/2053	191,637	185,962
Pool MA5010, 5.50%, 05/01/2053	31,903	31,590
Pool MA5038, 5.00%, 06/01/2053	135,618	131,602
Pool MA5071, 5.00%, 07/01/2053	279,361	271,089
Pool MA5073, 6.00%, 07/01/2053	257,276	258,572
Pool MA5089, 4.00%, 07/01/2053	168,840	155,456
Pool MA5106, 5.00%, 08/01/2053	458,913	445,324
Pool MA5107, 5.50%, 08/01/2053	333,738	330,353
Pool MA5108, 6.00%, 08/01/2053	75,663	76,045
Pool MA5138, 5.50%, 09/01/2053	81,949	81,106
Pool MA5139, 6.00%, 09/01/2053	47,927	48,152
Pool MA5165, 5.50%, 10/01/2053	24,267	24,017
Pool MA5166, 6.00%, 10/01/2053	48,043	48,269
Pool MA5192, 6.50%, 11/01/2053	95,767	97,492
Pool MA5217, 6.50%, 12/01/2053	57,882	58,934
Pool MA5247, 6.00%, 01/01/2054	24,631	24,745
Pool MA5294, 5.00%, 03/01/2054	66,000	64,032
Pool MA5297, 6.50%, 03/01/2054	30,000	30,540
Series 2014-C02, Class 2M2, 8.04% (30 day avg SOFR US + 2.71%), 05/25/2024	117,601	118,193
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA3, Class M2, 7.42% (30 day avg SOFR US + 2.10%), 10/25/2033(a)	125,000	126,675
Series 2021-DNA6, Class M1, 6.12% (30 day avg SOFR US + 0.80%), 10/25/2041(a)	30,109	30,112
Series 2022-DNA1, Class M2, 7.82% (30 day avg SOFR US + 2.50%), 01/25/2042(a)	100,000	101,224
Series 2022-DNA2, Class M2, 9.07% (30 day avg SOFR US + 3.75%), 02/25/2042(a)	65,000	67,955
Series 2022-DNA2, Class M1B, 7.72% (30 day avg SOFR US + 2.40%), 02/25/2042(a)	60,000	61,334
Series 2022-DNA3, Class M2, 9.67% (30 day avg SOFR US + 4.35%), 04/25/2042(a)	62,000	66,066

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Series 2022-DNA3, Class M1B, 8.22% (30 day avg SOFR US + 2.90%), 04/25/2042(a)	$55,000	$57,008
Series 2022-DNA5, Class M1B, 9.82% (30 day avg SOFR US + 4.50%), 06/25/2042(a)	150,000	162,558
Series 2022-HQA1, Class M1B, 8.82% (30 day avg SOFR US + 3.50%), 03/25/2042(a)	55,000	57,583
Series 2022-HQA2, Class M1B, 9.32% (30 day avg SOFR US + 4.00%), 07/25/2042(a)	100,000	106,396
Ginnie Mae II Pool
Pool MA7935, 2.00%, 03/20/2052	84,125	68,531
Pool MA7936, 2.50%, 03/20/2052	217,172	183,930
Pool MA8099, 3.50%, 06/20/2052	72,078	65,225
Pool MA8149, 3.50%, 07/20/2052	37,419	33,861
Pool MA8151, 4.50%, 07/20/2052	159,888	152,936
Pool MA8201, 4.50%, 08/20/2052	27,616	26,410
Pool MA8492, 6.00%, 12/20/2052	21,836	21,966
Pool MA8800, 5.00%, 04/20/2053	116,973	114,330
Pool MA8801, 5.50%, 04/20/2053	181,375	180,303
Pool MA8877, 4.50%, 05/20/2053	171,001	163,321
Pool MA8947, 5.00%, 06/20/2053	122,531	119,733
Pool MA8948, 5.50%, 06/20/2053	122,031	121,319
Pool MA9018, 6.00%, 07/20/2053	73,309	73,730
Pool MA9107, 6.00%, 08/20/2053	59,062	59,401
Pool MA9240, 5.00%, 10/20/2053	54,647	53,399
Pool MA9242, 6.00%, 10/20/2053	128,818	129,558
Pool MA9304, 5.00%, 11/20/2053	24,854	24,287
Pool MA9424, 6.00%, 01/20/2054	114,828	115,488
Pool MA9486, 4.50%, 02/20/2054	25,000	23,882
Pool MA9488, 5.50%, 02/20/2054	25,000	24,848
HUD Office of the Secretary
Series 2020-107, Class AB, 1.00%, 07/20/2050	53,554	40,165
Series 2020-112, Class KA, 1.00%, 08/20/2050	49,041	36,725
Series 2021-103, Class HE, 2.00%, 06/20/2051	36,876	30,150
MCR Mortgage Trust, Series 2024-HTL, Class B, 7.71% (1 mo. Term SOFR + 2.41%), 02/15/2037(a)	100,000	99,810
United States Department of the Treasury, 5.40%, 12/21/2026	275,000	274,647
United States of America
5.20%, 02/17/2026	665,000	663,336
7.25%, 05/15/2030	145,000	167,895

TOTAL AGENCY COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $22,651,713)		22,262,760

FOREIGN CORPORATE BONDS—4.4%
Banks—1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.45%, 10/29/2026	159,000	146,735
Australia & New Zealand Banking Group Ltd./New York NY, 4.75%, 01/18/2027	361,000	359,724
Banco Bilbao Vizcaya Argentaria SA, 6.14% to 09/14/2027 then 1 yr. CMT Rate + 2.70%, 09/14/2028	167,000	169,559
Banco Santander SA, 6.92%, 08/08/2033	200,000	207,855
Bancolombia SA, 3.00%, 01/29/2025	203,000	197,112
Bank of Nova Scotia
1.45%, 01/10/2025	788,000	761,553
4.50%, 12/16/2025	176,000	173,048
Credit Agricole SA, 5.59%, 07/05/2026(a)	250,000	252,144

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Credit Suisse AG/New York NY, 2.95%, 04/09/2025	$251,000	$243,781
Deutsche Bank AG/New York NY, 4.16%, 05/13/2025	151,000	148,715
Lloyds Banking Group PLC
4.98% to 08/11/2032 then 1 yr. CMT Rate + 2.30%, 08/11/2033	200,000	190,474
5.68% to 01/05/2034 then 1 yr. CMT Rate + 1.75%, 01/05/2035	200,000	197,935
Mitsubishi UFJ Financial Group, Inc.
5.72% to 02/20/2025 then 1 yr. CMT Rate + 1.08%, 02/20/2026	200,000	200,160
5.48% to 02/22/2030 then 1 yr. CMT Rate + 1.53%, 02/22/2031	238,000	239,952
NatWest Group PLC, 3.07% to 05/22/2027 then 1 yr. CMT Rate + 2.55%, 05/22/2028	200,000	185,681
Societe Generale SA, 1.49% to 12/14/2025 then 1 yr. CMT Rate + 1.10%, 12/14/2026(a)	400,000	369,094
Sumitomo Mitsui Financial Group, Inc., 5.52%, 01/13/2028	200,000	203,311
Toronto-Dominion Bank, 5.10%, 01/09/2026	4,000	4,007
Westpac Banking Corp., 5.51%, 11/17/2025	235,000	236,895

		4,487,735

Capital Goods—0.2%
Vinci SA, 3.75%, 04/10/2029(a)	200,000	190,406
Weir Group PLC, 2.20%, 05/13/2026(a)	281,000	260,380

		450,786

Commercial & Professional Services—0.0%(d)
Federation des Caisses Desjardins du Quebec, 4.55%, 08/23/2027 (a)	4,000	3,927
International Bank for Reconstruction & Development, 3.88%, 02/14/2030	35,000	34,035

		37,962

Consumer Services—0.1%
Carnival Corp., 7.63%, 03/01/2026(a)	150,000	152,061

Energy—0.4%
Aker BP ASA, 6.00%, 06/13/2033(a)	192,000	195,382
BHP Billiton Finance USA Ltd., 4.90%, 02/28/2033	328,000	323,814
BP Capital Markets PLC, 4.38% to 09/22/2025 then 5 yr. CMT Rate + 4.04%, Perpetual	19,000	18,769
CNOOC Petroleum North America ULC, 7.88%, 03/15/2032	38,000	45,073
Enbridge, Inc., 5.70%, 03/08/2033	294,000	297,434

		880,472

Financial Services—0.3%
UBS AG/London, 5.65%, 09/11/2028	200,000	203,875

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
UBS Group AG
2.19% to 06/05/2025 then SOFR + 2.04%, 06/05/2026(a)	$65,000	$62,214
1.31% to 02/02/2026 then SOFR + 0.98%, 02/02/2027(a)	13,000	11,984
6.54% to 08/12/2032 then SOFR + 3.92%, 08/12/2033(a)	500,000	521,675

		799,748

Insurance—0.2%
AIA Group Ltd., 3.20%, 09/16/2040(a)	213,000	159,140
Fairfax Financial Holdings Ltd., 3.38%, 03/03/2031	253,000	219,506

		378,646

Management of Companies and Enterprises—0.4%
E.ON International Finance BV, 6.65%, 04/30/2038(a)	161,000	172,530
Enel Finance International NV, 1.38%, 07/12/2026(a)	577,000	525,913
Viterra Finance BV, 2.00%, 04/21/2026(a)	201,000	186,129

		884,572

Materials—0.1%
Hudbay Minerals, Inc., 6.13%, 04/01/2029(a)	80,000	78,584
Newcastle Coal Infrastructure Group Pty Ltd., 4.40%, 09/29/2027(a)	31,896	30,015
OCI NV, 6.70%, 03/16/2033(a)	218,000	216,230
UPM-Kymmene Oyj, 7.45%, 11/26/2027(a)	6,000	6,300
Yara International ASA, 3.80%, 06/06/2026(a)	22,000	21,109

		352,238

Pharmaceuticals, Biotechnology & Life Sciences—0.1%
Pfizer Investment Enterprises Pte Ltd., 5.34%, 05/19/2063	155,000	149,423
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	141,000	136,126

		285,549

Telecommunication Services—0.2%
British Telecommunications PLC, 5.13%, 12/04/2028	345,000	347,000
Rogers Communications, Inc., 7.50%, 08/15/2038	151,000	174,233
Vodafone Group PLC, 4.38%, 02/19/2043	120,000	101,087

		622,320

Transportation—0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(a)	120,000	119,026
AP Moller—Maersk AS, 5.88%, 09/14/2033(a)	376,000	379,051

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Canadian Pacific Railway Co., 2.88%, 11/15/2029	$33,000	$29,358
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/2028(a)	57,000	55,745

		583,180

Utilities—0.4%
Electricite de France SA, 6.90%, 05/23/2053(a)	236,000	257,542
Korea Electric Power Corp., 4.00%, 06/14/2027(a)	703,000	679,519
National Grid PLC, 5.42%, 01/11/2034	105,000	102,533

		1,039,594

TOTAL FOREIGN CORPORATE BONDS (Cost $11,034,971)		10,954,863

ASSET-BACKED SECURITIES—1.8%
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/2046(a)	45,550	40,627
Avis Budget Car Rental LLC
Series 2023-2A, Class B, 6.03%, 10/20/2027(a)	100,000	99,976
Series 2024-1A, Class B, 5.85%, 06/20/2030(a)	100,000	99,986
Beacon Container Finance LLC, Series 2021-1A, Class A, 2.25%, 10/22/2046(a)	80,500	70,971
BOF URSA Funding Trust, Series 2023-CAR3, Class A2, 6.29%, 07/26/2032(a)	75,421	75,903
CarMax Auto Owner Trust, Series 2020-4, Class D, 1.75%, 04/15/2027	265,000	256,170
CCG Receivables Trust, Series 2023-1, Class A2, 5.82%, 09/16/2030(a)	180,741	181,389
Compass Datacenters LLC, Series 2024-1A, Class A1, 5.25%, 02/25/2049(a)(e)	150,000	145,760
CyrusOne Data Centers Issuer I LLC, Series 2023-2A, Class A2, 5.56%, 11/20/2048(a)	53,000	50,503
Dell Equipment Finance Trust, Series 2023-3, Class A3, 5.93%, 04/23/2029(a)	200,000	202,704
DLLAA LLC, Series 2023-1A, Class A3, 5.64%, 02/22/2028(a)	32,000	32,381
Ellington Financial Mortgage Trust, Series 2022-1, Class A1, 2.21%, 01/25/2067(a)(f)	182,651	155,371
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-HQA4, Class M1, 6.27% (30 day avg SOFR US + 0.95%), 12/25/2041(a)	78,311	77,968
GM Financial Consumer Automobile Receivables Trust, Series 2024-1, Class A3, 4.85%, 12/18/2028	285,000	284,229
Goodgreen Trust, Series 2021-1A, Class A, 2.66%, 10/15/2056(a)	110,703	90,591
Government National Mortgage Association
Pool MA7826, 2.00%, 01/20/2052	69,213	56,376
Pool MA7827, 2.50%, 01/20/2052	188,382	159,548
Hilton Grand Vacations, Inc., Series 2022-2A, Class A, 4.30%, 01/25/2037(a)	64,950	62,862
IPFS Corp.
Series 2021-B, Class A, 0.77%, 08/15/2026(a)	100,000	97,756
Series 2022-A, Class A, 2.47%, 02/15/2027(a)	100,000	97,195
JP Morgan Mortgage Trust, Series 2024-HE1, Class A1, 6.82% (30 day avg SOFR US + 1.50%), 08/25/2054(a)	119,000	119,298

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Kubota Credit Owner Trust, Series 2024-1A, Class A3, 5.19%, 07/17/2028(a)	$118,000	$117,998
MMAF Equipment Finance LLC, Series 2023-A, Class A3, 5.54%, 12/13/2029(a)	37,000	37,376
MVW Owner Trust
Series 2023-1A, Class B, 5.42%, 10/20/2040(a)	79,379	78,601
Series 2023-1A, Class A, 4.93%, 10/20/2040(a)	79,379	78,143
OneMain Financial Issuance Trust, Series 2023-2A, Class A1, 5.84%, 09/15/2036(a)	100,000	101,672
Santander Consumer USA Holdings, Inc., Series 2024-1, Class C, 5.45%, 03/15/2030	22,000	21,986
SFS Auto Receivables Securitization Trust, Series 2024-1A, Class C, 5.51%, 01/20/2032(a)	25,000	25,035
Sierra Timeshare Conduit Receivables Funding LLC
Series 2021-1A, Class A, 0.99%, 11/20/2037(a)	131,885	124,510
Series 2021-2A, Class A, 1.35%, 09/20/2038(a)	52,094	48,817
Series 2021-2A, Class B, 1.80%, 09/20/2038(a)	26,047	24,420
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX, 3.09%, 08/17/2048(a)	54,860	52,190
Stack Infrastructure Issuer LLC, Series 2023-3A, Class A2, 5.90%, 10/25/2048(a)	43,000	42,610
Taco Bell Corp.
Series 2016-1A, Class A23, 4.97%, 05/25/2046(a)	50,625	49,923
Series 2021-1A, Class A2II, 2.29%, 08/25/2051(a)	89,408	77,515
Towd Point Mortgage Trust
Series 2017-5, Class A1, 5.91% (1 mo. Term SOFR + 0.71%), 02/25/2057(a)	35,359	35,921
Series 2018-2, Class A2, 3.50%, 03/25/2058(a)(f)	100,000	94,210
Series 2022-4, Class A1, 3.75%, 09/25/2062(a)	110,649	102,601
Series 2024-CES2, Class A1A, 6.13%, 02/25/2064(a)(f)	123,000	122,772
United Airlines, Inc., 2.70%, 05/01/2032	171,695	147,176
Vantage Data Centers Guarantor LLC, Series 2021-1A, Class A2, 2.17%, 10/15/2046(a)	125,000	113,325
Verizon Master Trust, Series 2023-7, Class A1A, 5.67%, 11/20/2029	265,000	270,147
Verus Securitization Trust
Series 2021-3, Class A1, 1.05%, 06/25/2066(a)(f)	98,717	82,199
Series 2022-7, Class A1, 5.15%, 07/25/2067(a)(g)	128,738	127,816

TOTAL ASSET-BACKED SECURITIES (Cost $4,435,519)		4,434,527

NON-AGENCY COMMERCIAL MORTGAGE BACKED SECURITIES—1.2%
BANK-2020, Series 2020-BN28, Class A4, 1.84%, 03/15/2063	100,000	81,783
BANK-2022, Series 2022-BNK39, Class A4, 2.93%, 02/15/2055(b)	100,000	85,799
BANK-2023, Series 2023-BNK45, Class B, 6.15%, 02/15/2056(b)	65,000	65,820
BBCMS Trust
Series 2022-C17, Class A5, 4.44%, 09/15/2055	150,000	143,428
Series 2023-C22, Class A5, 6.80%, 11/15/2056(b)	14,876	16,743
Benchmark Mortgage Trust
Series 2019-B15, Class AS, 3.23%, 12/15/2072	25,000	21,187
Series 2020-B17, Class C, 3.37%, 03/15/2053(b)	50,000	37,384
Series 2021-B29, Class A5, 2.39%, 09/15/2054	100,000	82,589
Series 2023-B40, Class AS, 6.59%, 12/15/2056	52,000	56,218

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Series 2023-B40, Class C, 7.39%, 12/15/2056(b)	$38,000	$39,605
Series 2023-B40, Class A5, 6.05%, 12/15/2056	10,540	11,274
BMO Mortgage Trust
Series 2022-C1, Class A5, 3.37%, 02/15/2055(b)	110,000	97,169
Series 2023-C5, Class C, 6.63%, 06/15/2056(b)	10,000	10,236
Series 2023-C7, Class A5, 6.16%, 12/15/2056	27,000	29,068
Series 2024-5C3, Class B, 6.56%, 02/15/2057(b)	20,000	20,505
Series 2024-5C3, Class D, 4.00%, 02/15/2057(a)	18,000	14,597
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/09/2041(a)	50,000	44,275
Chase Home Lending Mortgage Trust 2023-1, Series 2024-2, Class A6A, 6.00%, 02/25/2055(a)(b)	74,000	73,584
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class A4, 3.28%, 05/10/2049	100,000	94,941
Cold Storage Trust, Series 2020-ICE5, Class A, 6.34% (1 mo. Term SOFR + 1.01%), 11/15/2037(a)	147,449	147,059
Commercial Mortgage Pass Through Certificates, Series 2014-CR21, Class AM, 3.99%, 12/10/2047	20,000	19,145
Computershare Corporate Trust
Series 2016-C36, Class A4, 3.07%, 11/15/2059	100,000	93,361
Series 2018-C44, Class A5, 4.21%, 05/15/2051	100,000	95,383
Series 2019-C54, Class A4, 3.15%, 12/15/2052	100,000	89,560
Fannie Mae Connecticut Avenue Securities
Series 2021-R03, Class 1B1, 8.07% (30 day avg SOFR US + 2.75%), 12/25/2041(a)	100,000	101,709
Series 2022-R02, Class 2M1, 6.52% (30 day avg SOFR US + 1.20%), 01/25/2042(a)	41,263	41,306
Series 2022-R03, Class 1M2, 8.82% (30 day avg SOFR US + 3.50%), 03/25/2042(a)	110,000	115,663
Series 2022-R04, Class 1M2, 8.42% (30 day avg SOFR US + 3.10%), 03/25/2042(a)	55,000	57,240
Series 2022-R07, Class 1M2, 9.97% (30 day avg SOFR US + 4.65%), 06/25/2042(a)	55,000	59,851
Series 2023-R02, Class 1M1, 7.62% (30 day avg SOFR US + 2.30%), 01/25/2043(a)	84,642	86,554
FIVE 2023-V1 Mortgage Trust, Series 2023-V1, Class B, 6.30%, 02/10/2056(b)	65,000	64,787
Great Wolf Trust 2024-WOLF, Series 2024-WOLF, Class D, 8.19% (1 mo. Term SOFR + 2.89%), 03/15/2039(a)	200,000	200,586
JP Morgan Mortgage Trust, Series 2024-2, Class A6A, 6.00%, 08/25/2054(a)(b)	116,000	115,560
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3, 3.50%, 12/15/2048	78,971	76,378
Manhattan West, Series 2020-1MW, Class A, 2.13%, 09/10/2039(a)	110,000	97,542
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.78%, 05/15/2048(b)	60,000	58,041
Morgan Stanley Capital I, Inc.
Series 2018-H4, Class C, 5.05%, 12/15/2051(b)	25,000	22,077
Series 2020-HR8, Class A4, 2.04%, 07/15/2053	55,000	45,415
ONE Mortgage Trust, Series 2021-PARK, Class A, 6.13% (1 mo. Term SOFR + 0.81%), 03/15/2036(a)	100,000	97,475
ORL Trust, Series 2023-GLKS, Class C, 8.97% (1 mo. Term SOFR + 3.65%), 10/19/2036(a)	100,000	100,479
SGR Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, 12/25/2061(a)(b)	78,508	64,168
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, 7.50% (1 mo. Term SOFR + 2.19%), 05/15/2037(a)	100,000	100,400

TOTAL NON-AGENCY COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $2,961,727)		2,975,944

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
FOREIGN GOVERNMENT AGENCY ISSUES—0.7%
Asian Development Bank
4.38%, 03/06/2029	$235,000	$235,360
4.13%, 01/12/2034	100,000	97,814
European Investment Bank
4.00%, 02/15/2029	80,000	78,743
4.13%, 02/13/2034	115,000	112,854
Inter-American Development Bank
4.13%, 02/15/2029	75,000	74,206
4.50%, 09/13/2033	30,000	30,194
International Bank for Reconstruction & Development
4.50%, 06/26/2028	747,000	738,357
4.00%, 01/10/2031	145,000	141,377
Kreditanstalt fuer Wiederaufbau, 4.38%, 02/28/2034	60,000	60,049
Nordic Investment Bank, 4.25%, 02/28/2029	200,000	199,151

TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $1,785,135)		1,768,105

FOREIGN GOVERNMENT NOTE/BOND—0.5%
Colombia Government International Bond, 3.00%, 01/30/2030	250,000	205,299
Indonesia Government International Bond, 5.25%, 01/17/2042(a)	200,000	197,929
Philippine Government International Bond
7.75%, 01/14/2031	211,000	243,325
6.38%, 10/23/2034	104,000	114,422
Province of Quebec Canada, 4.50%, 09/08/2033	125,000	123,465
Republic of South Africa Government International Bond, 5.00%, 10/12/2046	200,000	136,056
Romanian Government International Bond, 6.13%, 01/22/2044(a)	100,000	95,285
Uruguay Government International Bond, 4.38%, 01/23/2031	104,000	101,443

TOTAL FOREIGN GOVERNMENT NOTE/BOND (Cost $1,256,176)		1,217,224

U.S. GOVERNMENT AGENCY ISSUES—0.3%
United States of America
4.00%, 06/30/2028	50,000	49,532
4.88%, 01/15/2048	716,000	713,128

TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $797,735)		762,660

	Shares
SHORT-TERM INVESTMENTS—0.9%
Money Market Funds—0.7%
First American Government Obligations Fund—Class X, 5.23%(h)	1,719,820	1,719,820

	Par
U.S. Treasury Bills—0.2%
5.30%, 03/07/2024(i)	$480,000	479,579

TOTAL SHORT-TERM INVESTMENTS (Cost $2,199,399)		2,199,399

Total Investments—99.9% (Cost $252,849,777)		249,503,190
Other Assets in Excess of Liabilities—0.1%		246,321

TOTAL NET ASSETS—100.0%		$249,749,511

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE CORE BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG	Aktiengesellschaft
ASA	Advanced Subscription Agreement is an equity instrument where investors ‘pre-pay’ for shares in a company.
CMT	Constant Maturity Treasury Rate
LIBOR	London Interbank Offered Rate
NV	Naamloze Vennootschap
PLC	Public Limited Company
SA	Sociedad Anónima
SOFR	Secured Overnight Financing Rate

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of February 29, 2024, the value of these securities total $20,284,831 or 8.1% of the Fund’s net assets.
(b)	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of February 29, 2024.
(c)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(d)	Represents less than 0.05% of net assets.
(e)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $145,760 or 0.1% of net assets as of February 29, 2024.
(f)	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of February 29, 2024.
(g)	Step coupon bond. The rate disclosed is as of February 29, 2024.
(h)	The rate shown represents the 7-day effective yield as of February 29, 2024.
(i)	The rate shown is the effective yield.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited)

	Par	Value
MUNICIPAL BONDS—86.8%
Alabama—0.3%
Alabama Federal Aid Highway Finance Authority,
5.00%, 09/01/2036	$20,000	$21,062
Black Belt Energy Gas District
4.00%, 12/01/2049(a)	35,000	35,075
4.00%, 07/01/2052(a)	20,000	20,077
Houston County Health Care Authority,
5.00%, 10/01/2030	135,000	137,837
Industrial Development Board of the City of Mobile Alabama,
1.00%, 06/01/2034(a)	30,000	28,975

		243,026

Arizona—1.1%
Industrial Development Authority of the County of Pima/The,
5.00%, 04/01/2031	250,000	276,326
Maricopa County Industrial Development Authority,
5.00%, 01/01/2033	190,000	199,780
Salt River Project Agricultural Improvement & Power District,
5.00%, 01/01/2025	245,000	248,907
Salt Verde Financial Corp.,
5.00%, 12/01/2032	10,000	10,698

		735,711

California—5.3%
Anaheim Public Financing Authority
0.00%, 09/01/2031(b)	170,000	133,956
0.00%, 09/01/2032(b)	120,000	91,147
Bay Area Toll Authority
4.00%, 04/01/2032	145,000	150,213
2.13%, 04/01/2053(a)	35,000	34,408
Beverly Hills Unified School District CA,
0.00%, 08/01/2033(b)	130,000	98,625
California Health Facilities Financing Authority,
3.00%, 08/15/2054(a)	810,000	810,041
California State Public Works Board
5.00%, 12/01/2024	320,000	324,615
5.00%, 02/01/2030	25,000	28,543
California Statewide Communities Development Authority
5.00%, 04/01/2038(a)	25,000	28,001
5.00%, 04/01/2045(a)	45,000	50,401
City of San Francisco CA Public Utilities Commission Water Revenue,
5.00%, 11/01/2032	95,000	101,139
Coast Community College District,
4.50%, 08/01/2039	100,000	106,990
County of San Bernardino CA,
5.00%, 10/01/2027	35,000	38,163
Golden State Tobacco Securitization Corp.
0.00%, 06/01/2028(b)	80,000	70,916
5.00%, 06/01/2045	55,000	56,472
Grossmont Union High School District,
0.00%, 08/01/2032(b)	35,000	26,338
Long Beach Bond Finance Authority,
5.00%, 11/15/2029	70,000	74,386
Los Angeles Department of Water & Power,
5.00%, 07/01/2026	200,000	211,404

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Los Angeles Department of Water & Power Water System Revenue,
5.00%, 07/01/2028	$65,000	$72,446
Los Angeles Unified School District/CA,
3.00%, 07/01/2031	30,000	30,021
Metropolitan Water District of Southern California,
5.00%, 07/01/2029	70,000	79,699
Municipal Improvement Corp. of Los Angeles,
5.00%, 11/01/2028	190,000	201,677
Rancho Santiago Community College District,
0.00%, 09/01/2030(b)	50,000	40,997
Southern California Public Power Authority
5.00%, 07/01/2027	15,000	16,269
0.65%, 07/01/2040(a)	25,000	24,110
State of California
5.00%, 11/01/2028	155,000	172,075
3.00%, 09/01/2029	70,000	70,110
5.00%, 11/01/2031	130,000	141,085
3.00%, 09/01/2032	355,000	353,662
3.50%, 09/01/2032	100,000	100,026
State of California Department of Water Resources,
5.00%, 12/01/2032	35,000	41,173

		3,779,108

Colorado—0.7%
City & County of Denver CO Airport System Revenue,
5.00%, 11/15/2032	250,000	294,245
Colorado Health Facilities Authority,
5.00%, 08/01/2028	55,000	58,984
Douglas County School District No Re-1 Douglas & Elbert Counties,
5.00%, 12/15/2026	40,000	42,474
Regional Transportation District Sales Tax Revenue,
5.00%, 11/01/2026	25,000	26,465
State of Colorado,
5.00%, 12/15/2026	35,000	37,164

		459,332

Connecticut—1.4%
Connecticut State Health & Educational Facilities Authority,
5.00%, 07/01/2029	160,000	180,539
State of Connecticut,
5.00%, 01/15/2031	500,000	576,478
State of Connecticut Special Tax Revenue
5.00%, 07/01/2027	125,000	134,409
5.00%, 05/01/2031	65,000	73,988

		965,414

Delaware—0.2%
State of Delaware
5.00%, 01/01/2027	81,000	86,287
5.00%, 01/01/2028	55,000	60,030

		146,317

District of Columbia—2.1%
District of Columbia
5.00%, 10/15/2025	290,000	299,291
5.00%, 06/01/2026	150,000	153,644

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
5.00%, 10/15/2028	$250,000	$277,153
5.00%, 01/01/2030	35,000	39,768
District of Columbia Income Tax Revenue
5.00%, 05/01/2029	250,000	280,324
5.00%, 03/01/2030	80,000	91,208
5.00%, 10/01/2031	300,000	351,857
Washington Metropolitan Area Transit Authority Dedicated Revenue,
5.00%, 07/15/2032	20,000	23,604

		1,516,849

Florida—4.3%
Central Florida Expressway Authority,
5.00%, 07/01/2028	170,000	186,235
City of Jacksonville FL,
5.00%, 10/01/2026	90,000	94,760
County of Manatee FL Public Utilities Revenue,
5.00%, 10/01/2032	200,000	236,486
County of Miami-Dade FL Water & Sewer System Revenue,
5.00%, 10/01/2028	110,000	117,876
Florida Department of Management Services,
5.00%, 11/01/2028	295,000	325,583
Florida Municipal Power Agency,
5.00%, 10/01/2027	50,000	52,435
Hillsborough County School Board,
5.00%, 07/01/2029	355,000	389,949
JEA Water & Sewer System Revenue
5.00%, 10/01/2028	160,000	172,700
5.00%, 10/01/2030	250,000	287,284
Orlando Utilities Commission,
5.00%, 10/01/2026	30,000	31,686
Sarasota County School Board,
5.00%, 07/01/2028	35,000	38,388
School Board of Miami-Dade County,
3.25%, 02/01/2033	235,000	234,560
State of Florida
5.00%, 06/01/2027	245,000	263,417
5.00%, 06/01/2030	105,000	120,330
5.00%, 06/01/2031	30,000	35,006
5.00%, 06/01/2033	205,000	247,283

		2,833,978

Georgia—1.4%
Bartow County Development Authority,
2.88%, 08/01/2043(a)	135,000	132,394
Columbus Medical Center Hospital Authority
5.00%, 07/01/2054(a)	45,000	48,443
5.00%, 07/01/2054(a)	20,000	20,533
Georgia State Road & Tollway Authority,
5.00%, 06/01/2030	165,000	187,861
Gwinnett County Water & Sewerage Authority,
5.00%, 08/01/2029	20,000	22,575
Metropolitan Atlanta Rapid Transit Authority,
5.00%, 07/01/2026	200,000	210,244
State of Georgia
3.00%, 02/01/2030	35,000	34,940

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
5.00%, 07/01/2031	$225,000	$247,722
2.50%, 02/01/2033	10,000	9,229

		913,941

Hawaii—0.3%
City & County of Honolulu HI,
5.00%, 03/01/2031	95,000	107,143
State of Hawaii,
4.00%, 10/01/2031	55,000	56,224

		163,367

Illinois—5.9%
Chicago Board of Education
0.00%, 12/01/2028(b)	105,000	87,362
0.00%, 12/01/2029(b)	95,000	75,738
0.00%, 12/01/2029(b)	75,000	59,793
0.00%, 12/01/2030(b)	220,000	167,505
0.00%, 12/01/2030(b)	70,000	53,297
Chicago O’Hare International Airport,
5.00%, 01/01/2032	20,000	20,281
City of Chicago IL Wastewater Transmission Revenue
5.00%, 01/01/2030	100,000	111,952
5.00%, 01/01/2032	50,000	57,813
City of Chicago IL Waterworks Revenue
5.00%, 11/01/2031	455,000	524,796
5.00%, 11/01/2032	140,000	162,187
Cook Kane Lake & McHenry Counties Community College District No 512,
4.00%, 12/15/2029	20,000	20,934
Illinois Finance Authority
5.00%, 07/01/2027	285,000	300,823
5.00%, 07/01/2031	90,000	94,747
Illinois State Toll Highway Authority,
5.00%, 01/01/2030	150,000	169,306
Kendall Kane & Will Counties Community Unit School District No 308,
5.00%, 02/01/2029	125,000	135,509
Metropolitan Pier & Exposition Authority,
0.00%, 06/15/2032(b)	60,000	44,402
Metropolitan Water Reclamation District of Greater Chicago,
5.00%, 12/01/2030	110,000	115,190
Regional Transportation Authority,
5.75%, 06/01/2029	90,000	101,622
Sales Tax Securitization Corp.
5.00%, 01/01/2027	60,000	63,496
5.00%, 01/01/2027	35,000	37,039
5.00%, 01/01/2028	60,000	64,713
5.00%, 01/01/2029	15,000	16,520
5.00%, 01/01/2030	115,000	129,008
5.00%, 01/01/2030	75,000	84,136
5.00%, 01/01/2033	20,000	23,379
State of Illinois
5.00%, 11/01/2025	50,000	51,311
5.50%, 05/01/2026	490,000	512,116
5.00%, 11/01/2028	360,000	383,007
5.50%, 05/01/2030	35,000	39,043
5.00%, 07/01/2030	10,000	11,120

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
5.00%, 03/01/2031	$45,000	$50,472
5.00%, 12/01/2031	20,000	22,652
5.00%, 03/01/2032	265,000	300,858
5.00%, 05/01/2032	25,000	28,432
5.00%, 03/01/2033	30,000	33,531

		4,154,090

Indiana—1.3%
City of Indianapolis Department of Public Utilities Gas Utility Revenue,
5.00%, 08/15/2026	105,000	110,432
Indiana Finance Authority
5.00%, 02/01/2027	135,000	143,889
5.00%, 06/01/2027	165,000	173,984
5.00%, 06/01/2028	125,000	131,773
5.00%, 02/01/2029	270,000	301,152
2.25%, 12/01/2058(a)	30,000	29,472

		890,702

Iowa—1.3%
Iowa Finance Authority
5.00%, 08/01/2026	45,000	47,348
5.00%, 08/01/2027	260,000	280,634
5.00%, 08/01/2032	250,000	292,760
State of Iowa,
5.00%, 06/01/2029	250,000	279,243

		899,985

Kansas—1.3%
Johnson County Unified School District No 233 Olathe,
2.25%, 09/01/2026	405,000	392,480
State of Kansas Department of Transportation
5.00%, 09/01/2025	120,000	123,481
5.00%, 09/01/2026	355,000	365,037

		880,998

Kentucky—0.9%
Kentucky Asset Liability Commission,
5.00%, 09/01/2026	410,000	412,784
Kentucky State Property & Building Commission,
5.00%, 11/01/2027	40,000	42,157
Louisville/Jefferson County Metropolitan Government,
5.00%, 10/01/2047(a)	110,000	119,743

		574,684

Louisiana—0.4%
Ernest N Morial New Orleans Exhibition Hall Authority,
5.00%, 07/15/2029	200,000	222,032
Parish of St John the Baptist LA,
2.38%, 06/01/2037(a)	25,000	23,897
State of Louisiana,
5.00%, 09/01/2030	55,000	63,680

		309,609

Maryland—4.7%
County of Montgomery MD,
5.00%, 11/01/2028	105,000	106,304

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
County of Prince George’s MD,
5.00%, 09/15/2029	$105,000	$118,823
Maryland Stadium Authority,
5.00%, 03/01/2031	115,000	131,697
Maryland Stadium Authority Built to Learn Revenue
5.00%, 06/01/2025	175,000	178,927
5.00%, 06/01/2027	265,000	283,385
Maryland State Transportation Authority,
5.00%, 07/01/2027	300,000	322,564
State of Maryland
5.00%, 08/01/2025	175,000	180,021
5.00%, 08/01/2029	210,000	237,037
5.00%, 03/15/2031	115,000	133,776
5.00%, 08/01/2031	245,000	286,891
State of Maryland Department of Transportation
4.00%, 10/01/2030	735,000	786,737
3.00%, 11/01/2030	40,000	39,328
3.00%, 09/01/2031	20,000	19,618
2.50%, 10/01/2033	55,000	49,559
University System of Maryland,
5.00%, 04/01/2026	225,000	235,063

		3,109,730

Massachusetts—2.5%
Commonwealth of Massachusetts
5.25%, 09/01/2024	280,000	283,046
5.00%, 03/01/2032	350,000	413,124
5.00%, 01/01/2033	100,000	108,592
Massachusetts Development Finance Agency,
5.00%, 07/01/2050(a)	70,000	78,486
Massachusetts Housing Finance Agency
3.35%, 06/01/2027	265,000	264,733
3.05%, 12/01/2027	520,000	515,894

		1,663,875

Michigan—1.8%
Michigan Finance Authority,
5.00%, 07/01/2031	50,000	50,227
Michigan State Building Authority
5.00%, 10/15/2030	200,000	210,149
5.00%, 04/15/2031	235,000	242,299
Michigan State Housing Development Authority,
3.10%, 12/01/2031	345,000	331,634
State of Michigan,
5.00%, 03/15/2026	190,000	197,871
State of Michigan Trunk Line Revenue
5.00%, 11/15/2031	140,000	164,217
5.00%, 11/15/2032	10,000	11,889

		1,208,286

Minnesota—2.5%
State of Minnesota
5.00%, 08/01/2027	300,000	324,013
5.00%, 08/01/2028	925,000	1,022,838

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
University of Minnesota,
5.00%, 01/01/2028	$300,000	$326,545

		1,673,396

Mississippi—0.3%
State of Mississippi,
5.00%, 11/01/2032	75,000	77,540
West Rankin Utility Authority,
5.00%, 01/01/2048	150,000	163,202

		240,742

Missouri—0.4%
Curators of the University of Missouri,
5.00%, 11/01/2030	250,000	287,540

Montana—0.0%(c)
City of Forsyth MT,
3.90%, 03/01/2031(a)	15,000	14,650

Nevada—1.9%
County of Clark NV
5.00%, 07/01/2026	120,000	125,732
2.10%, 06/01/2031	105,000	89,810
State of Nevada Highway Improvement Revenue
5.00%, 12/01/2028	250,000	276,991
3.00%, 12/01/2029	780,000	780,039

		1,272,572

New Jersey—4.0%
New Jersey Economic Development Authority,
3.13%, 07/01/2031	255,000	251,730
New Jersey Educational Facilities Authority,
4.00%, 07/01/2028	790,000	791,729
New Jersey Transportation Trust Fund Authority
0.00%, 12/15/2029(b)	30,000	24,978
5.00%, 12/15/2031	100,000	111,520
5.00%, 06/15/2032	200,000	232,486
5.00%, 06/15/2032	30,000	34,609
0.00%, 12/15/2032(b)	40,000	30,340
New Jersey Turnpike Authority
5.00%, 01/01/2027	445,000	473,168
5.00%, 01/01/2031	475,000	514,031
5.00%, 01/01/2033	90,000	97,329
Tobacco Settlement Financing Corp.
5.00%, 06/01/2026	30,000	31,138
5.00%, 06/01/2030	110,000	118,321

		2,711,379

New Mexico—0.5%
State of New Mexico,
5.00%, 03/01/2025	35,000	35,685
State of New Mexico Severance Tax Permanent Fund,
4.00%, 07/01/2024	260,000	260,653

		296,338

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
New York—6.4%
City of New York NY
5.00%, 08/01/2029	$265,000	$277,544
5.00%, 08/01/2030	150,000	170,716
5.00%, 09/01/2030	200,000	227,948
5.00%, 12/01/2032	90,000	94,730
Long Island Power Authority,
1.50%, 09/01/2051(a)	25,000	23,566
Metropolitan Transportation Authority,
0.00%, 11/15/2032(b)	40,000	29,701
New York City Housing Development Corp.,
0.60%, 05/01/2061(a)	80,000	75,958
New York City Transitional Finance Authority
5.00%, 08/01/2024	225,000	226,689
5.00%, 08/01/2024	160,000	161,077
New York City Transitional Finance Authority Building Aid Revenue,
5.00%, 07/15/2027	230,000	248,073
New York City Transitional Finance Authority Future Tax Secured Revenue
5.00%, 08/01/2024	390,000	392,927
5.00%, 11/01/2027	255,000	276,288
New York State Dormitory Authority
5.00%, 02/15/2032	310,000	331,561
5.00%, 03/15/2032	165,000	189,209
2.00%, 07/01/2033	100,000	86,345
New York State Housing Finance Agency
3.10%, 05/01/2062(a)	65,000	65,000
3.60%, 11/01/2062(a)	330,000	330,220
3.60%, 11/01/2062(a)	95,000	95,063
New York State Thruway Authority,
5.00%, 01/01/2028	425,000	431,429
New York State Urban Development Corp.,
5.00%, 03/15/2029	155,000	173,265
Port Authority of New York & New Jersey,
5.00%, 10/15/2027(d)	55,000	58,032
Triborough Bridge & Tunnel Authority
0.00%, 11/15/2030(b)	135,000	105,855
5.00%, 05/15/2050(a)	175,000	181,121
Trust for Cultural Resources of The City of New York,
5.00%, 07/01/2031	50,000	57,883
Utility Debt Securitization Authority,
5.00%, 06/15/2027	145,000	148,813

		4,459,013

North Carolina—1.6%
City of Charlotte NC Water & Sewer System Revenue,
5.00%, 07/01/2027	30,000	32,318
City of Raleigh NC Combined Enterprise System Revenue,
5.00%, 09/01/2027	90,000	97,365
County of Wake NC,
5.00%, 05/01/2030	95,000	108,936
State of North Carolina
5.00%, 03/01/2028	620,000	631,692
5.00%, 05/01/2029	110,000	123,116
5.00%, 05/01/2031	125,000	145,200

		1,138,627

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Ohio—1.3%
Buckeye Tobacco Settlement Financing Authority
5.00%, 06/01/2029	$235,000	$254,780
5.00%, 06/01/2030	20,000	21,986
5.00%, 06/01/2033	25,000	27,379
Ohio Water Development Authority,
5.00%, 06/01/2027	175,000	187,873
Ohio Water Development Authority Water Pollution Control Loan Fund,
5.00%, 12/01/2027	55,000	59,726
State of Ohio
5.00%, 08/01/2025	120,000	123,410
5.00%, 05/01/2027	95,000	101,885
5.00%, 09/15/2027	60,000	64,906
5.00%, 09/01/2030	60,000	68,886

		910,831

Oklahoma—0.7%
Canadian County Educational Facilities Authority,
3.00%, 09/01/2029	175,000	172,406
Cleveland County Independent School District No 2 Moore,
3.00%, 03/01/2025	115,000	114,526
Oklahoma Water Resources Board,
5.00%, 04/01/2026	100,000	104,369
Tulsa County Industrial Authority,
5.00%, 09/01/2027	60,000	64,432

		455,733

Oregon—0.4%
State of Oregon,
5.00%, 05/01/2028	265,000	290,496

Pennsylvania—3.0%
Allegheny County Hospital Development Authority
5.00%, 07/15/2028	345,000	374,993
5.00%, 07/15/2031	200,000	219,074
5.00%, 07/15/2033	10,000	10,927
Commonwealth of Pennsylvania
5.00%, 10/01/2024	370,000	373,813
5.00%, 01/01/2028	470,000	497,701
3.00%, 03/15/2030	70,000	69,489
5.00%, 08/15/2032	420,000	429,137
3.00%, 09/15/2033	45,000	44,986
Erie City Water Authority,
5.00%, 12/01/2043	25,000	26,486
Pennsylvania Housing Finance Agency,
3.20%, 10/01/2031	30,000	29,539
School District of Philadelphia/The,
5.00%, 09/01/2026	60,000	62,729

		2,138,874

South Carolina—1.1%
Greenville County School District,
5.00%, 12/01/2027	15,000	16,261
Patriots Energy Group Financing Agency,
5.25%, 02/01/2054(a)	650,000	702,548

		718,809

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
South Dakota—0.5%
South Dakota Conservancy District,
5.00%, 08/01/2026	$335,000	$352,082

Tennessee—0.4%
Metropolitan Government of Nashville & Davidson County TN
5.00%, 07/01/2029	25,000	27,475
5.00%, 07/01/2032	90,000	98,588
State of Tennessee,
5.00%, 05/01/2028	70,000	76,764
Tennessee Energy Acquisition Corp.
4.00%, 11/01/2049(a)	20,000	20,063
5.00%, 05/01/2052(a)	160,000	169,374

		392,264

Texas—10.5%
Board of Regents of the University of Texas System
5.00%, 08/15/2025	1,130,000	1,162,312
5.00%, 08/15/2025	85,000	87,431
5.00%, 08/15/2027	50,000	53,915
City of Austin TX Water & Wastewater System Revenue,
5.00%, 11/15/2026	115,000	121,736
City of Dallas TX,
5.00%, 02/15/2031	200,000	229,965
City of Houston TX Airport System Revenue,
5.00%, 07/01/2029	220,000	240,933
City of Houston TX Combined Utility System Revenue,
0.00%, 12/01/2028(b)	35,000	30,411
City of San Antonio TX,
5.00%, 08/01/2027	600,000	646,395
City of San Antonio TX Electric & Gas Systems Revenue
5.00%, 02/01/2025	225,000	228,930
5.00%, 02/01/2028	370,000	402,338
5.00%, 02/01/2032	95,000	98,454
3.65%, 02/01/2053(a)	100,000	98,273
Conroe Independent School District,
5.00%, 02/15/2027	90,000	95,865
County of Bexar TX,
5.00%, 06/15/2030	60,000	62,792
County of Harris TX
5.00%, 08/15/2025	260,000	267,435
5.00%, 08/15/2030	415,000	433,617
County of Harris TX Toll Road Revenue,
5.00%, 08/15/2027	220,000	236,923
Dallas College,
5.00%, 02/15/2030	35,000	39,620
Dallas Fort Worth International Airport,
5.00%, 11/01/2031	55,000	63,890
Denton Independent School District,
5.00%, 08/15/2032	25,000	29,419
Fort Bend Independent School District,
0.72%, 08/01/2051(a)	255,000	234,901
Houston Independent School District,
4.00%, 06/01/2039(a)	70,000	70,572
Lewisville Independent School District,
5.00%, 08/15/2030	400,000	458,097

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
Lower Colorado River Authority,
5.00%, 05/15/2028	$200,000	$218,262
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue,
5.00%, 11/01/2026	415,000	438,232
North East Independent School District/TX,
2.20%, 08/01/2049(a)	255,000	252,919
Plano Independent School District,
5.00%, 02/15/2030	110,000	124,583
Prosper Independent School District,
3.00%, 02/15/2053(a)	105,000	104,593
Texas Water Development Board
5.00%, 10/15/2026	25,000	26,443
5.00%, 08/01/2028	40,000	44,037
5.00%, 08/01/2029	100,000	112,389
5.00%, 10/15/2031	20,000	23,397
4.00%, 10/15/2032	80,000	82,783
5.00%, 10/15/2032	10,000	11,882
4.00%, 10/15/2033	65,000	67,148
Trinity River Authority Central Regional Wastewater System Revenue
5.00%, 08/01/2026	35,000	36,818
5.00%, 08/01/2029	315,000	353,688

		7,291,398

Utah—0.8%
County of Utah UT,
5.00%, 05/15/2060(a)	30,000	31,139
Intermountain Power Agency
5.00%, 07/01/2026	200,000	210,014
5.00%, 07/01/2031	320,000	372,305

		613,458

Virginia—1.4%
Virginia College Building Authority
5.00%, 02/01/2025	210,000	213,763
5.00%, 02/01/2031	275,000	318,630
3.00%, 02/01/2032	30,000	29,497
Virginia Public Building Authority
5.00%, 08/01/2030	100,000	114,827
5.00%, 08/01/2031	35,000	40,907
Virginia Public School Authority,
5.00%, 08/01/2028	280,000	287,571

		1,005,195

Washington—9.8%
Central Puget Sound Regional Transit Authority
5.00%, 11/01/2024	170,000	172,067
5.00%, 11/01/2030	245,000	282,600
5.00%, 11/01/2032	45,000	46,487
City of Seattle WA Municipal Light & Power Revenue,
5.00%, 09/01/2031	165,000	177,586
County of King WA Sewer Revenue,
4.00%, 07/01/2030	290,000	297,030
Energy Northwest
5.00%, 07/01/2026	150,000	150,676
5.00%, 07/01/2027	30,000	32,318

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Par	Value
5.00%, 07/01/2030	$350,000	$383,553
5.00%, 07/01/2031	90,000	98,560
Grant County Public Utility District No 2 Electric Revenue,
4.00%, 01/01/2026	1,540,000	1,566,738
Seattle Housing Authority,
1.00%, 06/01/2026	225,000	210,544
Snohomish County Housing Authority,
4.00%, 04/01/2033	1,810,000	1,868,499
State of Washington
5.00%, 02/01/2026	20,000	20,808
5.00%, 08/01/2027	45,000	48,495
5.00%, 06/01/2029	200,000	224,437
5.00%, 07/01/2029	190,000	196,876
5.00%, 08/01/2029	50,000	56,302
5.00%, 08/01/2031	300,000	336,987
University of Washington,
5.00%, 07/01/2029	350,000	393,811
Washington Health Care Facilities Authority
5.00%, 01/01/2047	120,000	126,891
5.00%, 08/01/2049(a)	20,000	20,571

		6,711,836

West Virginia—0.4%
West Virginia Commissioner of Highways,
5.00%, 09/01/2025	235,000	241,783

Wisconsin—1.7%
State of Wisconsin
5.00%, 11/01/2026	105,000	111,238
5.00%, 05/01/2029	300,000	335,745
5.00%, 11/01/2030	275,000	294,120
5.00%, 11/01/2030	185,000	197,863
5.00%, 05/01/2031	105,000	121,744
5.00%, 05/01/2033	80,000	95,795

		1,156,505

TOTAL MUNICIPAL BONDS (Cost $60,098,038)		59,822,523

	Shares
EXCHANGE TRADED FUNDS—11.7%
iShares National Muni Bond ETF	75,061	8,104,336

TOTAL EXCHANGE TRADED FUNDS (Cost $8,015,829)		8,104,336

SHORT-TERM INVESTMENTS—4.5%
Money Market Funds—4.5%
First American Government Obligations Fund—Class X, 5.25%(e)	3,113,051	3,113,051

TOTAL SHORT-TERM INVESTMENTS (Cost $3,113,051)		3,113,051

Total Investments—103.0% (Cost $71,226,918)		71,039,910
Liabilities in Excess of Other Assets—(3.0)%		(2,044,253)

TOTAL NET ASSETS—100.0%		$68,995,657

Percentages	are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERMEDIATE MUNICIPAL BOND ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

(a)	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of February 29, 2024.
(b)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.
(c)	Represents less than 0.05% of net assets.
(d)	Security subject to the Alternative Minimum Tax (“AMT”). As of February 29, 2024, the total value of securities subject to the AMT was $58,032 or 0.1% of net assets.
(e)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS—98.1%
Automobiles & Components—4.0%
BYD Co. Ltd.—ADR	14,477	$714,874
Honda Motor Co. Ltd.—ADR	112,263	3,995,440
NIO, Inc.—ADR(a)	15,573	89,545
Toyota Motor Corp.—ADR	23,019	5,537,221
Valeo SE—ADR	16,773	102,818

		10,439,898

Banks—11.8%
Agricultural Bank of China Ltd.—ADR	9,696	98,705
Banco Bilbao Vizcaya Argentaria SA—ADR	219,738	2,186,393
Banco Bradesco SA—ADR	12	30
Banco de Chile—ADR	17,026	393,811
Banco do Brasil SA—ADR	22,783	264,511
Banco Santander SA—ADR	377,383	1,551,044
Bank Central Asia Tbk PT—ADR	17,725	289,272
Bank Mandiri Persero Tbk PT—ADR	21,523	384,724
Bank of China Ltd.—ADR	20,211	196,956
Bank Rakyat Indonesia Persero Tbk PT—ADR	18,248	358,026
Barclays PLC—ADR	166,255	1,413,168
BNP Paribas SA—ADR	6,911	207,054
China Construction Bank Corp.—ADR	211,892	2,614,747
China Merchants Bank Co. Ltd.—ADR	2	39
Commonwealth Bank of Australia—ADR	26,170	1,983,686
HDFC Bank Ltd.—ADR	37,640	2,013,740
HSBC Holdings PLC—ADR	82,266	3,223,181
ICICI Bank Ltd.—ADR	38,981	998,303
Industrial & Commercial Bank of China Ltd.—ADR	23,217	237,278
ING Groep NV—ADR	132,970	1,824,348
KB Financial Group, Inc.—ADR	16,053	760,110
Lloyds Banking Group PLC—ADR	405,484	948,833
Mitsubishi UFJ Financial Group, Inc.—ADR	168,146	1,726,859
Mizuho Financial Group, Inc.—ADR	483,456	1,817,795
NatWest Group PLC—ADR(a)	118,116	732,319
Shinhan Financial Group Co. Ltd.—ADR	17,657	575,265
Sumitomo Mitsui Financial Group, Inc.—ADR	189,756	2,113,882
UniCredit SpA—ADR	37,379	623,482
United Overseas Bank Ltd.—ADR	6,512	271,550
Woori Financial Group, Inc.—ADR	15,663	532,385

		30,341,496

Capital Goods—6.9%
Airbus SE—ADR	54,056	2,234,134
Alstom SA—ADR	461,955	595,922
Ashtead Group PLC—ADR	2,831	822,972
Assa Abloy AB—ADR	10,364	147,065
Daikin Industries Ltd.—ADR	49,520	694,270
Embraer SA—ADR(a)	16,516	321,897
FANUC Corp.—ADR	86,132	1,251,498
KION Group AG—ADR	58,102	733,741
Rolls-Royce Holdings PLC—ADR(a)	321,545	1,491,969
Schneider Electric SE—ADR	96,583	4,390,663
Siemens AG—ADR	44,943	4,443,066
Sociedad Quimica y Minera de Chile SA—ADR	2,784	138,420

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Techtronic Industries Co. Ltd.—ADR	7,889	$424,823
Vinci SA—ADR	8,441	270,112

		17,960,552

Commercial & Professional Services—2.9%
RELX PLC—ADR	144,731	6,356,585
Rentokil Initial PLC—ADR	43,241	1,234,963

		7,591,548

Consumer Discretionary Distribution & Retail—4.0%
Alibaba Group Holding Ltd.—ADR	35,040	2,594,011
D-MARKET Elektronik Hizmetler ve Ticaret AS—ADR(a)	27,262	42,256
Fast Retailing Co. Ltd.—ADR	35,722	1,031,294
Industria de Diseno Textil SA—ADR	107,795	2,391,971
JD.com, Inc.—ADR	30,186	682,807
Jumia Technologies AG—ADR(a)	57,302	348,969
Kingfisher PLC—ADR	25,373	149,701
MINISO Group Holding Ltd.—ADR	4,336	79,479
MYT Netherlands Parent BV—ADR(a)	54,808	189,088
Pan Pacific International Holdings Corp.—ADR	39,924	932,625
PDD Holdings, Inc.—ADR(a)	12,930	1,610,302
Vipshop Holdings Ltd.—ADR(a)	23,956	461,153

		10,513,656

Consumer Durables & Apparel—3.7%
Cie Financiere Richemont SA—ADR	18,042	286,868
Hermes International SCA—ADR	10,678	2,679,644
Kering SA—ADR	13,710	631,208
LVMH Moet Hennessy Louis Vuitton SE—ADR	19,955	3,651,366
Samsonite International SA—ADR(a)	22,103	386,086
Sony Group Corp.—ADR	23,454	2,012,588

		9,647,760

Consumer Services—2.4%
Amadeus IT Group SA—ADR	4,461	274,396
Carnival PLC—ADR(a)	21,432	308,621
Compass Group PLC—ADR	50,378	1,381,366
GreenTree Hospitality Group Ltd.—ADR(a)	1,913	6,160
H World Group Ltd.—ADR	413	15,099
InterContinental Hotels Group PLC—ADR	12,284	1,316,353
Meituan—ADR(a)	38,334	777,030
Melco Resorts & Entertainment Ltd.—ADR(a)	5,496	42,484
New Oriental Education & Technology Group, Inc.—ADR(a)	4,010	375,055
Pearson PLC—ADR	60,563	737,657
Sunlands Technology Group—ADR(a)	622	6,220
TAL Education Group—ADR(a)	8,189	120,624
Trip.com Group Ltd.—ADR(a)	18,515	823,362

		6,184,427

Consumer Staples Distribution & Retail—0.3%
Carrefour SA—ADR	80,995	273,763
Seven & i Holdings Co. Ltd.—ADR	18,708	420,931
Wal-Mart de Mexico SAB de CV—ADR	3,091	121,785

		816,479

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Energy—4.2%
BP PLC—ADR	68,745	$2,405,388
China Shenhua Energy Co. Ltd.—ADR	1,275	19,584
Eni SpA—ADR	32,103	987,167
Equinor ASA—ADR	23,846	587,089
Petroleo Brasileiro SA—ADR	43,567	719,727
Shell PLC—ADR	55,825	3,507,484
Tenaris SA—ADR	12,845	452,144
TotalEnergies SE—ADR	23,898	1,531,145
Ultrapar Participacoes SA—ADR	24,457	144,785
Vista Energy SAB de CV—ADR(a)	1,739	63,995
Woodside Energy Group Ltd.—ADR	31,369	618,597

		11,037,105

Financial Services—3.6%
Adyen NV—ADR(a)	45,901	725,236
AMTD IDEA Group—ADR(a)	66,836	113,621
CNFinance Holdings Ltd.—ADR(a)	4,795	11,033
Deutsche Bank AG	33,440	449,099
FinVolution Group—ADR	32,317	169,018
Futu Holdings Ltd.—ADR(a)	3,009	161,042
Jiayin Group, Inc.—ADR	10,200	58,140
Julius Baer Group Ltd.—ADR	13,937	148,429
LexinFintech Holdings Ltd.—ADR	27,264	50,166
London Stock Exchange Group PLC—ADR	23,998	674,104
Noah Holdings Ltd.—ADR	3	33
Nomura Holdings, Inc.—ADR	269,494	1,541,506
ORIX Corp.—ADR	27,063	2,847,298
Qifu Technology, Inc.—ADR	4,828	74,593
Qudian, Inc.—ADR(a)	7,474	18,311
UBS Group AG	80,756	2,297,508
X Financial—ADR	10,838	44,436
Yiren Digital Ltd.—ADR(a)	36	185

		9,383,758

Food, Beverage & Tobacco—5.8%
Ambev SA—ADR	99,036	246,600
Anheuser-Busch InBev SA/NV—ADR	29,846	1,801,803
British American Tobacco PLC—ADR	70,230	2,099,174
Cia Cervecerias Unidas SA—ADR	2,763	32,134
Coca-Cola Femsa SAB de CV—ADR	8,178	793,675
Danone SA—ADR	36,114	460,815
Diageo PLC—ADR	12,589	1,898,421
Embotelladora Andina SA—ADR	14,469	180,863
Embotelladora Andina SA—ADR	9,519	141,928
Fomento Economico Mexicano SAB de CV—ADR	8,844	1,098,779
Heineken NV—ADR	1,763	81,398
Kerry Group PLC—ADR	7,709	679,471
Nestle SA—ADR	45,516	4,732,298
Oatly Group AB—ADR(a)	92,656	102,848
Pernod Ricard SA—ADR	17,527	588,732

		14,938,939

Health Care Equipment & Services—1.5%
Brainsway Ltd.—ADR(a)	28,152	182,425
EDAP TMS SA—ADR(a)	23,746	150,075

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Fresenius Medical Care AG—ADR	38,176	$733,361
Koninklijke Philips NV(a)	69,453	1,392,532
Smith & Nephew PLC—ADR	22,413	594,169
Terumo Corp.—ADR	24,414	948,240

		4,000,802

Household & Personal Products—3.4%
Haleon PLC—ADR	86,131	737,281
L’Oreal SA—ADR	41,249	3,948,355
Natura & Co. Holding SA—ADR(a)	110	729
Reckitt Benckiser Group PLC—ADR	54,049	680,477
Unicharm Corp.—ADR	80,675	538,102
Unilever PLC—ADR	57,858	2,833,306

		8,738,250

Insurance—1.7%
Aegon Ltd.	17,645	104,458
AIA Group Ltd.—ADR	9,888	318,987
Allianz SE—ADR	78,434	2,145,955
AXA SA—ADR	12,048	428,306
Fanhua, Inc.—ADR(a)	6	28
Legal & General Group PLC—ADR	19,124	295,083
Ping An Insurance Group Co. of China Ltd.—ADR	15,390	136,971
Prudential PLC—ADR	50,818	1,021,950

		4,451,738

Materials—5.5%
Air Liquide SA—ADR	61,123	2,483,427
Akzo Nobel NV—ADR	23,258	564,472
Anglo American PLC—ADR	7,831	84,575
ArcelorMittal SA	53,072	1,384,118
BHP Group Ltd.—ADR	49,041	2,812,011
Cemex SAB de CV—ADR(a)	57,840	441,898
Croda International PLC—ADR	2,392	72,406
DRDGOLD Ltd.—ADR	8,852	59,751
Gold Fields Ltd.—ADR	10,292	134,208
Harmony Gold Mining Co. Ltd.—ADR	19,168	109,449
IperionX Ltd.—ADR(a)	3,870	57,392
James Hardie Industries PLC—ADR(a)	33,490	1,325,199
POSCO Holdings, Inc.—ADR	6,131	495,569
Rio Tinto PLC—ADR	33,059	2,133,297
Sasol Ltd.—ADR	9,230	69,963
Sika AG—ADR	29,936	866,647
Suzano SA—ADR	27,441	311,455
Ternium SA—ADR	6,056	245,510
Vale SA—ADR	49,748	667,121

		14,318,468

Media & Entertainment—3.1%
Autohome, Inc.—ADR	872	22,663
Baidu, Inc.—ADR(a)	5,047	511,413
Bilibili, Inc.—ADR(a)	1	10
Criteo SA—ADR(a)	15,851	512,780
Gravity Co. Ltd.—ADR(a)	2,875	221,576
Hello Group, Inc.—ADR	16,498	108,722

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
iQIYI, Inc.—ADR(a)	8,393	$30,970
JOYY, Inc.—ADR	1,270	40,005
NetEase, Inc.—ADR	8,877	958,006
Sea Ltd.—ADR(a)	5,949	288,645
So-Young International, Inc.—ADR(a)	13,401	15,679
Tencent Holdings Ltd.—ADR	122,678	4,286,615
Tencent Music Entertainment Group—ADR(a)	11,443	119,808
Trivago NV—ADR	47,591	119,929
Weibo Corp.—ADR	6,230	56,818
WPP PLC—ADR	15,655	702,127
Yalla Group Ltd.—ADR(a)	17,185	87,987

		8,083,753

Pharmaceuticals, Biotechnology & Life Sciences—12.2%
Adaptimmune Therapeutics PLC—ADR(a)	82,961	130,249
Amarin Corp. PLC—ADR(a)	43,810	46,877
Argenx SE—ADR(a)	473	179,745
Ascendis Pharma AS—ADR(a)	415	61,320
AstraZeneca PLC—ADR	52,417	3,363,075
AstraZeneca PLC(a)(b)	14,065	3,516
Autolus Therapeutics PLC—ADR(a)	2,795	16,770
Avadel Pharmaceuticals PLC—ADR(a)	6,051	77,332
Barinthus Biotherapeutics PLC—ADR(a)	2,523	7,519
Bayer AG—ADR	18,624	141,356
BeiGene Ltd.—ADR(a)	843	139,643
Belite Bio, Inc.—ADR(a)	413	19,101
Bicycle Therapeutics PLC—ADR(a)	1,041	26,119
BioLine RX Ltd.—ADR(a)	361	480
BioNTech SE—ADR(a)	3,342	297,304
Calliditas Therapeutics AB—ADR(a)	2,802	61,616
Cellectis SA—ADR(a)	21,118	53,640
DBV Technologies SA—ADR(a)	48,883	40,084
Dr Reddy’s Laboratories Ltd.—ADR	14,764	1,133,580
Evotec SE—ADR(a)	18,753	138,772
Galapagos NV—ADR(a)	20,193	708,976
Genetron Holdings Ltd.—ADR(a)	27	106
Genfit SA—ADR(a)	8,985	31,897
Genmab AS—ADR(a)	33,672	935,071
Grifols SA—ADR(a)	36,633	275,114
GSK PLC—ADR	51,043	2,138,702
HUTCHMED China Ltd.—ADR(a)	8,031	121,348
Immutep Ltd.—ADR(a)	79,555	186,159
Innate Pharma SA—ADR(a)	22,465	59,083
Lonza Group AG—ADR	19,048	996,020
Mereo Biopharma Group PLC—ADR(a)	26,600	101,080
Mesoblast Ltd.—ADR(a)	21,419	42,088
MorphoSys AG—ADR(a)	11,677	205,515
Novartis AG—ADR	46,954	4,740,945
Novo Nordisk AS—ADR	52,696	6,311,400
Olink Holding AB—ADR(a)	30	671
Roche Holding AG—ADR	97,660	3,196,412
Sanofi SA—ADR	47,799	2,287,182
Silence Therapeutics PLC—ADR(a)	2,662	67,801
Takeda Pharmaceutical Co. Ltd.—ADR	186,428	2,719,985
Teva Pharmaceutical Industries Ltd.—ADR(a)	20,901	274,848

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Verona Pharma PLC—ADR(a)	1,202	$20,698
Zai Lab Ltd.—ADR(a)	1,189	24,945

		31,384,144

Real Estate Management & Development—0.1%
IRSA Inversiones y Representaciones SA—ADR	8,145	63,124
KE Holdings, Inc.—ADR	13,166	178,926

		242,050

Semiconductors & Semiconductor Equipment—8.5%
ASE Technology Holding Co. Ltd.—ADR	71,704	698,397
ASML Holding NV	5,867	5,583,507
ChipMOS Technologies, Inc.—ADR	4,697	131,939
Daqo New Energy Corp.—ADR(a)	3,476	73,969
Infineon Technologies AG—ADR	9,241	333,508
JinkoSolar Holding Co. Ltd.—ADR	451	12,195
STMicroelectronics NV	26,926	1,228,364
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	86,025	11,068,836
Tokyo Electron Ltd.—ADR	17,418	2,159,832
United Microelectronics Corp.—ADR	80,404	617,503

		21,908,050

Software & Services—3.7%
AMTD Digital, Inc.—ADR(a)	27,070	107,468
Capgemini SE—ADR	19,179	934,017
Endava PLC—ADR(a)	4,452	165,481
Infosys Ltd.—ADR	51,560	1,029,138
Materialise NV—ADR(a)	17,195	92,853
Nice Ltd.—ADR(a)	2,859	700,884
Opera Ltd.—ADR	19,009	231,530
SAP SE—ADR	33,520	6,297,401
Wipro Ltd.—ADR	12,047	74,571
Xunlei Ltd.—ADR(a)	33	49

		9,633,392

Technology Hardware & Equipment—1.3%
Logitech International SA	14,193	1,246,430
Murata Manufacturing Co. Ltd.—ADR	51,003	512,070
Nano Dimension Ltd.—ADR(a)	99,805	284,444
Nokia Oyj—ADR	220,978	780,052
Telefonaktiebolaget LM Ericsson—ADR	113,799	619,067

		3,442,063

Telecommunication Services—4.1%
America Movil SAB de CV—ADR	7,691	143,899
Deutsche Telekom AG—ADR	80,754	1,917,100
KT Corp.—ADR(a)	34,250	490,460
Nippon Telegraph & Telephone Corp.—ADR	66,963	2,030,318
Orange SA—ADR	186,060	2,139,690
SK Telecom Co. Ltd.—ADR	43,760	958,344
Telefonica Brasil SA—ADR	19,975	218,327
Telefonica SA—ADR	285,881	1,169,253
Telkom Indonesia Persero Tbk PT—ADR	5,268	134,755
TIM SA/Brazil—ADR	8,140	150,509
Turkcell Iletisim Hizmetleri AS—ADR	33,266	179,304
Vodafone Group PLC—ADR	119,611	1,069,322

		10,601,281

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Transportation—1.3%
Aena SME SA—ADR	22,118	$419,578
Canadian Pacific Kansas City Ltd.	4,270	362,993
Full Truck Alliance Co. Ltd.—ADR(a)	6,979	46,061
Grupo Aeroportuario del Centro Norte SAB de CV—ADR	3,560	247,705
Grupo Aeroportuario del Sureste SAB de CV—ADR	621	182,804
Ryanair Holdings PLC—ADR	14,860	2,054,395
ZTO Express Cayman, Inc.—ADR	8,979	172,307

		3,485,843

Utilities—2.1%
Centrais Eletricas Brasileiras SA—ADR	9,679	84,691
Cia de Saneamento Basico do Estado de Sao Paulo SABESP—ADR	5,825	92,035
Cia Energetica de Minas Gerais—ADR	28,980	86,650
Companhia Paranaense de Energia—ADR	16,119	132,982
Companhia Paranaense de Energia—ADR(a)	2,733	20,306
Empresa Distribuidora Y Comercializadora Norte—ADR(a)	616	10,250
Enel Chile SA—ADR	84,342	253,026
Enel SpA—ADR	93,957	592,869
Iberdrola SA—ADR	4,940	226,647
National Grid PLC—ADR	54,117	3,607,440
RWE AG—ADR	9,673	324,142

		5,431,038

TOTAL COMMON STOCKS (Cost $239,867,381)		254,576,490

PREFERRED STOCKS—1.0%
Banks—0.5%
Banco Bradesco SA—ADR, 8.045%, Perpetual	85,806	238,541
Bancolombia SA—ADR, 9.337%, Perpetual	11,735	381,622
Itau Unibanco Holding SA—ADR, 6.858%, Perpetual	115,764	789,510

		1,409,673

Energy—0.3%
Petroleo Brasileiro SA—ADR, 7.924%, Perpetual	52,422	847,664

Materials—0.1%
Gerdau SA—ADR, 7.407%, Perpetual	54,438	234,628

Transportation—0.0%(c)
Azul SA—ADR, Perpetual	3,824	27,992

Utilities—0.1%
Cia Energetica de Minas Gerais—ADR, 11.102%, Perpetual	82,111	194,603

TOTAL PREFERRED STOCKS (Cost $2,561,425)		2,714,560

EXCHANGE TRADED FUNDS—0.0%(c)
Vanguard FTSE Developed Markets ETF	38	1,850
Vanguard FTSE Emerging Markets ETF	22	902

TOTAL EXCHANGE TRADED FUNDS (Cost $2,654)		2,752

SHORT-TERM INVESTMENTS—0.8%
Money Market Funds—0.8%
First American Government Obligations Fund—Class X, 5.25%(d)	2,148,863	2,148,863

TOTAL SHORT-TERM INVESTMENTS (Cost $2,148,863)		2,148,863

Total Investments—99.9% (Cost $244,580,323)		259,442,665
Other Assets in Excess of Liabilities—0.1%		260,389

TOTAL NET ASSETS—100.0%		$259,703,054

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE INTERNATIONAL EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AB	Aktiebolag is a Swedish term for a stock company.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
AS	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtio is a Finnish term for publicly-traded companies.
PLC	Public Limited Company
SA	Sociedad Anónima is an abbreviation used by many countries to signify a publicly traded company.
SAB de CV	Sociedad Anónima Bursátil de Capital Variable
SE	Societas Europea is a term for a European Public Limited Liability Company.
SpA	Soicieta per Azioni is an Italian term for limited share company.

(a)	Non-income producing security.
(b)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $3,516 or 0.0% of net assets as of February 29, 2024.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS—87.6%
Automobiles & Components—1.2%
General Motors Co.	17,742	$727,067
Rivian Automotive, Inc.—Class A(a)	6,741	76,308
Tesla, Inc.(a)	30,735	6,204,782

		7,008,157

Banks—2.7%
Bank of America Corp.	71,147	2,455,994
Citigroup, Inc.	24,922	1,382,922
Huntington Bancshares, Inc.	34,451	449,241
JPMorgan Chase & Co.	46,912	8,728,447
Wells Fargo & Co.	41,048	2,281,858

		15,298,462

Capital Goods—5.3%
Boeing Co.(a)	5,131	1,045,287
Carrier Global Corp.	16,944	941,748
Caterpillar, Inc.	3,126	1,043,959
Cummins, Inc.	8	2,149
Deere & Co.	2,199	802,745
Eaton Corp. PLC	8,384	2,422,977
Ferguson PLC	7,938	1,678,490
Fortive Corp.	20,729	1,764,660
General Electric Co.	26,491	4,156,172
Honeywell International, Inc.	9,574	1,902,641
Howmet Aerospace, Inc.	9,529	634,155
Hubbell, Inc.	1,468	558,824
Lockheed Martin Corp.	2,199	941,700
Masco Corp.	8,586	659,061
PACCAR, Inc.	27,683	3,069,767
Raytheon Technologies Corp.	12,550	1,125,359
Snap-on, Inc.	5,956	1,641,831
Textron, Inc.	16,859	1,501,631
Trane Technologies PLC	3,493	984,921
United Rentals, Inc.	2,460	1,705,444
WW Grainger, Inc.	1,784	1,736,653

		30,320,174

Commercial & Professional Services—1.2%
Automatic Data Processing, Inc.	3,759	943,998
Cintas Corp.	4,398	2,764,627
Copart, Inc.(a)	57,870	3,075,790
Republic Services, Inc.	975	179,010

		6,963,425

Consumer Discretionary Distribution & Retail—4.9%
Amazon.com, Inc.(a)	111,549	19,717,402
Home Depot, Inc.	12,099	4,605,000
LKQ Corp.	15,393	804,900
Lowe’s Cos., Inc.	4,162	1,001,669
Ross Stores, Inc.	3,242	482,928
TJX Cos., Inc.	13,338	1,322,329

		27,934,228

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Consumer Durables & Apparel—1.8%
DR Horton, Inc.	12,919	$1,930,615
Garmin Ltd.	5,880	807,618
Lennar Corp.—Class A	14,027	2,223,420
Lennar Corp.—Class B	16,247	2,394,320
NIKE, Inc.—Class B	6,606	686,562
PulteGroup, Inc.	21,041	2,280,424

		10,322,959

Consumer Services—1.6%
Airbnb, Inc.—Class A(a)	3,671	578,072
Booking Holdings, Inc.(a)	898	3,115,010
Carnival Corp.(a)	47,311	750,353
Darden Restaurants, Inc.	3,665	625,652
DoorDash, Inc.—Class A(a)	6,625	825,276
McDonald’s Corp.	8,902	2,601,877
MGM Resorts International(a)	933	40,380
Royal Caribbean Cruises Ltd.(a)	1,538	189,712
Starbucks Corp.	2,399	227,665

		8,953,997

Consumer Staples Distribution & Retail—1.6%
Costco Wholesale Corp.	4,840	3,600,428
Dollar Tree, Inc.(a)	885	129,812
Kroger Co.	13,786	683,923
Target Corp.	3,340	510,753
Walmart, Inc.	75,580	4,429,743

		9,354,659

Energy—2.8%
Cheniere Energy, Inc.	4,824	748,685
Chevron Corp.	10,591	1,609,938
ConocoPhillips	6,168	694,147
Coterra Energy, Inc.	20,939	539,807
EOG Resources, Inc.	2,153	246,432
Exxon Mobil Corp.	51,951	5,429,919
Marathon Petroleum Corp.	15,308	2,590,573
Occidental Petroleum Corp.	6,044	366,327
Phillips 66	11,540	1,644,565
Schlumberger NV	6,359	307,330
Valero Energy Corp.	9,903	1,400,878

		15,578,601

Financial Services—7.2%
Bank of New York Mellon Corp.	32,985	1,850,129
Berkshire Hathaway, Inc.—Class B(a)	30,843	12,627,123
BlackRock, Inc.	2,367	1,920,442
Blackstone, Inc.	4,705	601,393
Block, Inc.(a)	8,191	650,939
Capital One Financial Corp.	9,826	1,352,156
Cboe Global Markets, Inc.	6,046	1,160,832
Charles Schwab Corp.	6,054	404,286
Coinbase Global, Inc.—Class A(a)	2,603	529,867
Corebridge Financial, Inc.	10,024	248,896
Fiserv, Inc.(a)	11,177	1,668,391

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
FleetCor Technologies, Inc.(a)	1,596	$445,715
Franklin Resources, Inc.	30,454	835,962
Goldman Sachs Group, Inc.	3,783	1,471,776
Interactive Brokers Group, Inc.—Class A	4,410	479,455
Mastercard, Inc.—Class A	9,086	4,313,669
Morgan Stanley	15,873	1,365,713
PayPal Holdings, Inc.(a)	6,652	401,382
Rocket Cos., Inc.—Class A(a)	12,660	159,010
State Street Corp.	9,564	705,154
Synchrony Financial	13,927	575,185
Tradeweb Markets, Inc.—Class A	3,893	411,957
Visa, Inc.—Class A	25,081	7,088,894

		41,268,326

Food, Beverage & Tobacco—2.1%
Altria Group, Inc.	53,245	2,178,253
Coca-Cola Co.	7,566	454,111
J M Smucker Co.	1,731	208,014
Kraft Heinz Co.	16,337	576,369
Lamb Weston Holdings, Inc.	3,959	404,649
Molson Coors Beverage Co.—Class B	4,149	258,981
Mondelez International, Inc.—Class A	53,007	3,873,222
PepsiCo, Inc.	21,939	3,627,394
Philip Morris International, Inc.	5,210	468,692

		12,049,685

Health Care Equipment & Services—4.7%
Abbott Laboratories	5,116	606,962
Boston Scientific Corp.(a)	29,301	1,940,019
Cardinal Health, Inc.	6,597	738,732
Cencora, Inc.	4,608	1,085,645
Cigna Group	3,744	1,258,508
Dexcom, Inc.(a)	1,743	200,567
Edwards Lifesciences Corp.(a)	1,164	98,789
Elevance Health, Inc.	2,634	1,320,293
GE HealthCare Technologies, Inc.	1,778	162,296
HCA Healthcare, Inc.	6,662	2,076,545
Hologic, Inc.(a)	11,728	865,526
IDEXX Laboratories, Inc.(a)	905	520,583
Intuitive Surgical, Inc.(a)	2,587	997,547
Laboratory Corp. of America Holdings	1,555	335,616
McKesson Corp.	2,246	1,171,087
Medtronic PLC	17,915	1,493,394
Molina Healthcare, Inc.(a)	2,714	1,069,072
Stryker Corp.	4,717	1,646,563
UnitedHealth Group, Inc.	13,114	6,473,071
Veeva Systems, Inc.—Class A(a)	3,445	776,882
Zimmer Biomet Holdings, Inc.	12,481	1,552,137

		26,389,834

Household & Personal Products—1.1%
Kimberly-Clark Corp.	1,504	182,240
Procter & Gamble Co.	39,828	6,330,262

		6,512,502

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Insurance—1.8%
Aflac, Inc.	41,480	$3,349,094
Arch Capital Group Ltd.(a)	14,122	1,236,946
Everest Group Ltd.	1,473	543,360
Fidelity National Financial, Inc.	19,791	1,001,029
Hartford Financial Services Group, Inc.	6,753	647,208
Loews Corp.	19,080	1,433,480
Markel Group, Inc.(a)	899	1,341,740
Principal Financial Group, Inc.	6,752	545,967
Progressive Corp.	1,836	348,032

		10,446,856

Materials—1.6%
Albemarle Corp.	1,684	232,139
CF Industries Holdings, Inc.	2,199	177,503
Corteva, Inc.	9,622	514,969
DuPont de Nemours, Inc.	14,660	1,014,326
Freeport-McMoRan, Inc.	14,667	554,559
International Paper Co.	13,194	466,540
Linde PLC	7,586	3,404,749
LyondellBasell Industries NV—Class A	2,330	233,652
Newmont Corp.	2,237	69,906
Nucor Corp.	6,398	1,230,336
Packaging Corp. of America	1,847	334,658
Sherwin-Williams Co.	1,215	403,416
Steel Dynamics, Inc.	6,292	841,996

		9,478,749

Media & Entertainment—8.0%
Alphabet, Inc.—Class A(a)	81,671	11,308,167
Alphabet, Inc.—Class C(a)	65,417	9,143,988
Comcast Corp.—Class A	78,738	3,373,923
Fox Corp.—Class A	35,737	1,064,605
Fox Corp.—Class B	23,573	645,429
Meta Platforms, Inc.—Class A	28,187	13,815,295
Netflix, Inc.(a)	4,849	2,923,559
News Corp.—Class B	8,829	247,124
Pinterest, Inc.—Class A(a)	6,452	236,788
ROBLOX Corp.—Class A(a)	3,152	125,765
Snap, Inc.—Class A(a)	6,355	70,032
Trade Desk, Inc.—Class A(a)	6,797	580,668
Walt Disney Co.	18,518	2,066,238
Warner Bros Discovery, Inc.(a)	6,151	54,067

		45,655,648

Pharmaceuticals, Biotechnology & Life Sciences—6.1%
AbbVie, Inc.	18,325	3,226,116
Amgen, Inc.	3,336	913,497
Bristol-Myers Squibb Co.	37,892	1,923,019
Danaher Corp.	2,830	716,386
Eli Lilly & Co.	10,644	8,022,171
Gilead Sciences, Inc.	34,792	2,508,503
Illumina, Inc.(a)	886	123,889
Johnson & Johnson	39,127	6,314,315
Merck & Co., Inc.	24,189	3,075,631

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Moderna, Inc.(a)	3,186	$293,877
Pfizer, Inc.	56,688	1,505,633
Regeneron Pharmaceuticals, Inc.(a)	1,785	1,724,471
Thermo Fisher Scientific, Inc.	3,912	2,230,544
Vertex Pharmaceuticals, Inc.(a)	3,021	1,271,056
Zoetis, Inc.	4,855	962,892

		34,812,000

Real Estate Management & Development—0.1%
CBRE Group, Inc.—Class A(a)	3,397	312,150
Zillow Group, Inc.—Class C(a)	6,134	344,424

		656,574

Semiconductors & Semiconductor Equipment—8.7%
Advanced Micro Devices, Inc.(a)	17,831	3,433,002
Analog Devices, Inc.	2,967	569,130
Applied Materials, Inc.	18,512	3,732,389
Broadcom, Inc.	6,545	8,511,707
First Solar, Inc.(a)	885	136,193
Intel Corp.	42,456	1,827,731
KLA Corp.	1,082	738,249
Lam Research Corp.	2,008	1,884,006
Marvell Technology, Inc.	4,292	307,565
Microchip Technology, Inc.	20,416	1,717,802
Micron Technology, Inc.	5,029	455,678
NVIDIA Corp.	28,618	22,640,272
ON Semiconductor Corp.(a)	1,420	112,066
QUALCOMM, Inc.	10,963	1,729,852
Skyworks Solutions, Inc.	12,605	1,322,517
Texas Instruments, Inc.	1,908	319,266

		49,437,425

Software & Services—11.7%
Accenture PLC—Class A	14,839	5,561,361
Adobe, Inc.(a)	7,933	4,444,701
Akamai Technologies, Inc.(a)	2,783	308,690
Atlassian Corp.—Class A(a)	1,617	335,398
Cloudflare, Inc.—Class A(a)	5,243	516,645
Cognizant Technology Solutions Corp.—Class A	5,401	426,787
Crowdstrike Holdings, Inc.—Class A(a)	1,370	444,086
Datadog, Inc.—Class A(a)	4,763	626,144
Fortinet, Inc.(a)	2,214	153,010
Intuit, Inc.	3,937	2,609,798
Microsoft Corp.	87,867	36,345,307
Okta, Inc.(a)	885	94,961
Oracle Corp.	11,017	1,230,379
Palantir Technologies, Inc.—Class A(a)	37,117	930,894
Palo Alto Networks, Inc.(a)	2,382	739,730
Roper Technologies, Inc.	4,986	2,716,024
Salesforce, Inc.(a)	17,387	5,369,454
ServiceNow, Inc.(a)	2,374	1,831,161
Snowflake, Inc.—Class A(a)	3,665	690,046
Synopsys, Inc.(a)	1,128	647,167
Twilio, Inc.—Class A(a)	5,131	305,756
Workday, Inc.—Class A(a)	886	261,069

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
Zscaler, Inc.(a)	885	$214,143

		66,802,711

Technology Hardware & Equipment—6.7%
Amphenol Corp.—Class A	8,901	972,345
Apple, Inc.	173,973	31,445,621
Arista Networks, Inc.(a)	3,519	976,663
CDW Corp./DE	897	220,850
Cisco Systems, Inc.	79,871	3,863,360
Dell Technologies, Inc.—Class C	3,691	349,390
Hewlett Packard Enterprise Co.	46,179	703,306

		38,531,535

Telecommunication Services—0.9%
AT&T, Inc.	59,518	1,007,640
T-Mobile US, Inc.	9,788	1,598,380
Verizon Communications, Inc.	65,490	2,620,910

		5,226,930

Transportation—1.6%
Delta Air Lines, Inc.	13,320	563,036
Expeditors International of Washington, Inc.	5,131	613,668
FedEx Corp.	6,746	1,679,552
Old Dominion Freight Line, Inc.	2,345	1,037,616
Uber Technologies, Inc.(a)	23,793	1,891,544
Union Pacific Corp.	7,542	1,913,329
United Airlines Holdings, Inc.(a)	6,752	307,148
United Parcel Service, Inc.—Class B	9,141	1,355,245

		9,361,138

Utilities—2.2%
AES Corp.	12,200	185,440
Ameren Corp.	14,900	1,060,731
CenterPoint Energy, Inc.	36,854	1,013,485
Consolidated Edison, Inc.	14,139	1,233,062
Constellation Energy Corp.	1,600	269,520
Edison International	5,131	349,011
Entergy Corp.	1,278	129,806
Evergy, Inc.	20,905	1,035,634
NextEra Energy, Inc.	18,835	1,039,504
NiSource, Inc.	57,417	1,496,287
PG&E Corp.	64,061	1,069,178
PPL Corp.	41,048	1,082,436
Public Service Enterprise Group, Inc.	27,156	1,694,533
Vistra Corp.	15,225	830,372

		12,488,999

TOTAL COMMON STOCKS (Cost $443,374,099)		500,853,574

EXCHANGE TRADED FUNDS—9.3%
Dimensional US Small Cap ETF	879,600	52,855,164
Vanguard Large-Cap ETF	44	10,280

TOTAL EXCHANGE TRADED FUNDS (Cost $49,090,896)		52,865,444

The accompanying notes are an integral part of these financial statements.

ACTIVEPASSIVE U.S. EQUITY ETF	Schedule of Investments

as of February 29, 2024 (Unaudited) (Continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS—2.5%
American Tower Corp.	4,645	$923,705
Equity Residential	25,944	1,562,088
Essex Property Trust, Inc.	903	208,954
Host Hotels & Resorts, Inc.	86,374	1,791,397
Invitation Homes, Inc.	2,994	102,006
Iron Mountain, Inc.	12,461	979,933
Prologis, Inc.	12,008	1,600,306
Regency Centers Corp.	16,324	1,011,272
Simon Property Group, Inc.	15,231	2,256,319
VICI Properties, Inc.	54,463	1,630,078
Weyerhaeuser Co.	43,265	1,487,451
WP Carey, Inc.	5,267	296,690

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $13,170,502)		13,850,199

SHORT-TERM INVESTMENTS—0.5%
Money Market Funds—0.5%
First American Government Obligations Fund—Class X, 5.25%(b)	2,781,227	2,781,227

TOTAL SHORT-TERM INVESTMENTS (Cost $2,781,227)		2,781,227

Total Investments—99.9% (Cost $508,416,724)		570,350,444
Other Assets in Excess of Liabilities—0.1%		585,880

TOTAL NET ASSETS—100.0%		$570,936,324

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

NV	Naamloze Vennootschap
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

Envestnet Funds

February 29, 2024 (Unaudited)

Statements of Assets and Liabilities

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund	ActivePassive Core Bond ETF	ActivePassive Intermediate Municipal Bond ETF	ActivePassive International Equity ETF	ActivePassive U.S. Equity ETF
Assets
Investments, at value(1)(2)	$314,630,945	$832,691,255	$249,503,190	$71,039,910	$259,442,665	$570,350,444
Receivables:
Investments sold	2,482,556	—	853,651	—	178,505	—
Dividends and interest	2,241,973	1,666,914	1,535,433	587,635	396,563	600,075
Fund shares sold	69,480	155,970	—	—	2,729,350	3,097,840
Securities lending	3,001	99,067	—	—	—	—
Other Assets	20,800	18,518	—	—	—	—

Total Assets	319,448,755	834,631,724	251,892,274	71,627,545	262,747,083	574,048,359

Liabilities
Payables:
Investments purchased	6,217,407	—	2,078,178	2,615,248	2,960,059	2,987,895
Fund shares redeemed	270,709	1,569,455	—	—	—	—
Collateral on securities loaned	24,644,555	133,128,314	—	—	—	—
Affiliates	152,882	195,928	—	—	—	—
Adviser	72,280	298,735	64,585	16,640	83,970	124,140
Distributor	4,165	10,738	—	—	—	—
Accrued expenses and other liabilities	37,760	48,991	—	—	—	—

Total Liabilities	31,399,758	135,252,161	2,142,763	2,631,888	3,044,029	3,112,035

Net Assets	$288,048,997	$699,379,563	$249,749,511	$68,995,657	$259,703,054	$570,936,324

Net assets consist of:
Paid-in capital	$354,157,766	$487,062,871	$253,210,276	$69,130,420	$246,084,590	$509,266,709
Total distributable earnings (deficit)	(66,108,769)	212,316,692	(3,460,765)	(134,763)	13,618,464	61,669,615

Net assets	$288,048,997	$699,379,563	$249,749,511	$68,995,657	$259,703,054	$570,936,324

Advisor Class Shares
Net assets	18,769,320	46,835,596	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	1,282,233	1,572,737	N/A	N/A	N/A	N/A
Net asset value and redemption price per share	$14.64	$29.78	N/A	N/A	N/A	N/A

Institutional Class Shares
Net assets	269,279,677	652,543,967	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	18,520,082	22,018,936	N/A	N/A	N/A	N/A
Net asset value and redemption price per share	$14.54	$29.64	N/A	N/A	N/A	N/A

Total Fund Shares
Net assets	N/A	N/A	249,749,511	68,995,657	259,703,054	570,936,324
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	N/A	N/A	8,525,000	2,775,000	9,500,000	18,325,000
Net asset value and redemption price per share	N/A	N/A	$29.30	$24.86	$27.34	$31.16

(1) Cost of investments	$330,163,878	$694,826,550	$252,849,777	$71,226,918	$244,580,323	$508,416,724
(2) Includes loaned securities with a value of	$24,137,545	$130,532,770	N/A	N/A	N/A	N/A

The accompanying notes are an integral part of these financial statements.

Envestnet Funds

For the Six Months Ended February 29, 2024 (Unaudited)

Statements of Operations

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund	ActivePassive Core Bond ETF	ActivePassive Intermediate Municipal Bond ETF	ActivePassive International Equity ETF	ActivePassive U.S. Equity ETF
Investment Income:
Interest	$7,515,357	$537,721	$2,348,574	$505,507	$35,369	$59,311
Dividends	181,827	7,887,401 (1)	1,069,090	38,989	1,079,921	2,039,309
Securities lending	31,812	687,389	—	—	—	—

	7,728,996	9,112,511	3,417,664	544,496	1,115,290	2,098,620

Expenses:
Investment management fees	1,117,166	2,118,452	254,361	74,476	293,277	434,913
Transfer agent fees and expenses	142,879	193,832	—	—	—	—
Fund accounting fees	107,423	119,575	—	—	—	—
Fund administration fees	94,631	205,435	—	—	—	—
Distribution fees—Advisor Class	38,039	97,203	—	—	—	—
Custody fees	31,214	47,437	—	—	—	—
Federal and state registration fees	19,068	23,204	—	—	—	—
Reports to shareholders	12,575	18,081	—	—	—	—
Audit and tax fees	10,812	7,618	—	—	—	—
Trustees’ fees	12,278	12,278	—	—	—	—
Legal fees	10,406	13,161	—	—	—	—
Chief Compliance Officer fees	5,546	5,452	—	—	—	—
Insurance fees	2,810	3,992	—	—	—	—
Other expenses	6,255	17,150	—	—	—	—

Total expenses before waiver or recoupment	1,611,102	2,882,870	254,361	74,476	293,277	434,913
Recoupment or (waivers) by Adviser (Note 4)	(541,217)	—	—	—	—	—

Net expenses	1,069,885	2,882,870	254,361	74,476	293,277	434,913

Net Investment Income	6,659,111	6,229,641	3,163,303	470,020	822,013	1,663,707

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,178,094)	85,466,545	(623,880)	(80,185)	(1,102,612)	(672,948)

	(8,178,094)	85,466,545	(623,880)	(80,185)	(1,102,612)	(672,948)

Net change in unrealized appreciation (depreciation) on:
Investments	13,215,006	(2,959,855)	(881,848)	560,172	14,445,207	46,414,427

	13,215,006	(2,959,855)	(881,848)	560,172	14,445,207	46,414,427

Net gain (loss) on investments and foreign currency	5,036,912	82,506,690	(1,505,728)	479,987	13,342,595	45,741,479

Net Increase in Net Assets Resulting from Operations	$11,696,023	$88,736,331	$1,657,575	$950,007	$14,164,608	$47,405,186

(1)	Net of $468,124 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations:
Net investment income	$6,659,111	$12,673,273
Net realized loss on investments and foreign currency	(8,178,094)	(28,245,864)
Net change in unrealized appreciation	13,215,006	13,215,906

Net increase (decrease) in net assets resulting from operations	11,696,023	(2,356,685)

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(1,093,175)	(975,810)
Net dividends and distributions—Institutional Class	(12,671,349)	(9,508,545)

Net decrease in net assets resulting from distributions paid	(13,764,524)	(10,484,355)

Fund share transactions:
Shares sold—Advisor Class	832,221	3,007,135
Shares issued to holders in reinvestment of dividends—Advisor Class	1,037,540	924,231
Shares redeemed—Advisor Class	(18,127,640)	(15,925,172)
Shares sold—Institutional Class	14,721,295	72,607,206
Shares issued to holders in reinvestment of dividends—Institutional Class	12,423,933	9,327,707
Shares redeemed—Institutional Class	(98,075,364)	(111,997,721)

Net decrease in net assets from share transactions	(87,188,015)	(42,056,614)

Net decrease in net assets	(89,256,516)	(54,897,654)

Net Assets:
Beginning of year/period	377,305,513	432,203,167

End of year/period	$288,048,997	$377,305,513

Change in shares outstanding:
Shares sold—Advisor Class	57,650	204,480
Shares issued to holders in reinvestment of dividends—Advisor Class	70,389	62,702
Shares redeemed—Advisor Class	(1,241,112)	(1,083,240)
Shares sold—Institutional Class	1,018,571	4,965,378
Shares issued to holders in reinvestment of dividends—Institutional Class	849,209	636,704
Shares redeemed—Institutional Class	(6,730,431)	(7,601,130)

Net decrease	(5,975,724)	(2,815,106)

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations:
Net investment income	$6,229,641	$16,610,777
Net realized gain on investments and foreign currency	85,466,545	43,875,203
Net change in unrealized appreciation (depreciation)	(2,959,855)	62,550,691

Net increase in net assets resulting from operations	88,736,331	123,036,671

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(5,993,263)	(2,458,329)
Net dividends and distributions—Institutional Class	(59,695,692)	(21,858,127)

Net decrease in net assets resulting from distributions paid	(65,688,955)	(24,316,456)

Fund share transactions:
Shares sold—Advisor Class	1,221,986	4,071,696
Shares issued to holders in reinvestment of dividends—Advisor Class	5,386,146	2,215,697
Shares redeemed—Advisor Class	(50,470,316)	(34,595,745)
Shares sold—Institutional Class	34,077,903	95,220,105
Shares issued to holders in reinvestment of dividends—Institutional Class	58,335,221	21,411,668
Shares redeemed—Institutional Class	(243,186,160)	(247,585,292)

Net decrease in net assets from share transactions	(194,635,220)	(159,261,871)

Net decrease in net assets	(171,587,844)	(60,541,656)

Net Assets:
Beginning of year/period	870,967,407	931,509,063

End of year/period	$699,379,563	$870,967,407

Change in shares outstanding:
Shares sold—Advisor Class	43,640	153,167
Shares issued to holders in reinvestment of dividends—Advisor Class	192,225	86,315
Shares redeemed—Advisor Class	(1,764,871)	(1,279,701)
Shares sold—Institutional Class	1,212,810	3,570,221
Shares issued to holders in reinvestment of dividends—Institutional Class	2,093,119	838,030
Shares redeemed—Institutional Class	(8,593,314)	(9,121,606)

Net decrease	(6,816,391)	(5,753,574)

The accompanying notes are an integral part of these financial statements.

ActivePassive ETFs

Statements of Changes in Net Assets

	Core Bond ETF

	Six Months Ended February 29, 2024 (Unaudited)	Period Ended August 31, 2023(1)
Operations:
Net investment income	$3,163,303	$1,081,537
Net realized loss on investments and foreign currency	(623,880)	(243,469)
Net change in unrealized depreciation	(881,848)	(2,464,739)

Net increase (decrease) in net assets resulting from operations	1,657,575	(1,626,671)

Dividends and distributions to shareholders:
Net dividends and distributions	(2,725,706)	(765,963)

Net decrease in net assets resulting from distributions paid	(2,725,706)	(765,963)

Fund share transactions:
Shares sold	150,734,060	102,315,967
Transaction fees (Note 7)	150,735	9,514

Net increase in net assets from share transactions	150,884,795	102,325,481

Net increase in net assets	149,816,664	99,932,847

Net Assets:
Beginning of period	99,932,847	—

End of period	$249,749,511	$99,932,847

Change in shares outstanding:
Shares sold	5,100,000	3,425,000

Net increase	5,100,000	3,425,000

(1)	The Fund commenced operations on May 2, 2023.

The accompanying notes are an integral part of these financial statements.

ActivePassive ETFs

Statements of Changes in Net Assets

	Intermediate Municipal Bond ETF

	Six Months Ended February 29, 2024 (Unaudited)	Period Ended August 31, 2023(1)
Operations:
Net investment income	$470,020	$200,788
Net realized loss on investments and foreign currency	(80,185)	—
Net change in unrealized appreciation (depreciation)	560,172	(747,180)

Net increase (decrease) in net assets resulting from operations	950,007	(546,392)

Dividends and distributions to shareholders:
Net dividends and distributions	(389,497)	(148,881)

Net decrease in net assets resulting from distributions paid	(389,497)	(148,881)

Fund share transactions:
Shares sold	37,906,877	31,183,795
Transaction fees (Note _)	37,907	1,841

Net increase in net assets from share transactions	37,944,784	31,185,636

Net increase in net assets	38,505,294	30,490,363

Net Assets:
Beginning of period	30,490,363	—

End of period	$68,995,657	$30,490,363

Change in shares outstanding:
Shares sold	1,525,000	1,250,000

Net increase	1,525,000	1,250,000

(1)	The Fund commenced operations on May 2, 2023.

The accompanying notes are an integral part of these financial statements.

ActivePassive ETFs

Statements of Changes in Net Assets

	International Equity ETF

	Six Months Ended February 29, 2024 (Unaudited)	Period Ended August 31, 2023(1)
Operations:
Net investment income	$822,013	$542,625
Net realized loss on investments and foreign currency	(1,102,612)	(328,864)
Net change in unrealized appreciation	14,445,207	417,135

Net increase in net assets resulting from operations	14,164,608	630,896

Dividends and distributions to shareholders:
Net dividends and distributions	(1,177,040)	—

Net decrease in net assets resulting from distributions paid	(1,177,040)	—

Fund share transactions:
Shares sold	169,693,097	76,391,493

Net increase in net assets from share transactions	169,693,097	76,391,493

Net increase in net assets	182,680,665	77,022,389

Net Assets:
Beginning of period	77,022,389	—

End of period	$259,703,054	$77,022,389

Change in shares outstanding:
Shares sold	6,450,000	3,050,000

Net increase	6,450,000	3,050,000

(1)	The Fund commenced operations on May 2, 2023.

The accompanying notes are an integral part of these financial statements.

ActivePassive ETFs

Statements of Changes in Net Assets

	U.S. Equity ETF

	Six Months Ended February 29, 2024 (Unaudited)	Period Ended August 31, 2023(1)
Operations:
Net investment income	$1,663,707	$727,620
Net realized loss on investments and foreign currency	(672,948)	(396,031)
Net change in unrealized appreciation	46,414,427	15,519,293

Net increase in net assets resulting from operations	47,405,186	15,850,882

Dividends and distributions to shareholders:
Net dividends and distributions	(1,586,453)	—

Net decrease in net assets resulting from distributions paid	(1,586,453)	—

Fund share transactions:
Shares sold	345,503,640	164,429,552
Shares redeemed	(666,483)	—

Net increase in net assets from share transactions	344,837,157	164,429,552

Net increase in net assets	390,655,890	180,280,434

Net Assets:
Beginning of period	180,280,434	—

End of period	$570,936,324	$180,280,434

Change in shares outstanding:
Shares sold	11,775,000	6,575,000
Shares redeemed	(25,000)	—

Net increase	11,750,000	6,575,000

(1)	The Fund commenced operations on May 2, 2023.

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Advisor Class

Financial Highlights

	Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019
Net asset value, beginning of year/period	$14.70	$15.17	$17.74	$18.50		$17.65		$16.53

Income from investment operations:
Net investment income(1)	0.26	0.43	0.25	0.27		0.35		0.42
Net realized and unrealized gain (loss)(6)	0.19	(0.57)	(2.36)	0.01		0.92		1.09

Total from investment operations	0.45	(0.14)	(2.11)	0.28		1.27		1.51

Less distributions paid:
Dividends from net investment income	(0.51)	(0.33)	(0.24)	(0.33)		(0.40)		(0.39)
Distributions from net realized gains	—	—	(0.22)	(0.71)		(0.02)		—

Total distributions paid	(0.51)	(0.33)	(0.46)	(1.04)		(0.42)		(0.39)

Net asset value, end of year/period	$14.64	$14.70	$15.17	$17.74		$18.50		$17.65

Total return(2)	3.08%	-0.89%	-12.20%	1.53%		7.39%		9.37%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$18,769	$35,212	$48,723	$63,678		$121,267		$399,389
Ratio of expenses to average net assets before waiver and reimbursements(3)	1.16%	1.16%	1.13%	1.22%		1.31%		1.28%
Ratio of expenses to average net assets after waiver and reimbursements(3)	0.85%	0.85%	0.85%	0.92	%(5)	1.00	%(4)	1.00	%(4)
Ratio of net investment income to average net assets before waiver and reimbursements(3)	3.32%	2.63%	1.22%	1.22%		1.72%		2.22%
Ratio of net investment income to average net assets after waiver and reimbursements(3)	3.63%	2.94%	1.50%	1.52%		2.03%		2.50%
Portfolio turnover rate(2)(7)	68.6%	195.1%	201.7%	227.0%		180.7%		144.3%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Reflects expense cap of 0.75% (plus Rule 12b-1 fees of 0.25%).
(5)	Effective January 26, 2021, the expense limitation cap was reduced from 0.75% to 0.60% (plus Rule 12b-1 fees of 0.25%).
(6)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Institutional Class

Financial Highlights

	Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020	Period Ended August 31, 2019(1)
Net asset value, beginning of year/period	$14.63	$15.11	$17.67	$18.47		$17.66	$17.23

Income from investment operations:
Net investment income(2)	0.28	0.47	0.29	0.30		0.39	0.07
Net realized and unrealized gain (loss)(6)	0.19	(0.57)	(2.35)	0.02		0.92	0.36

Total from investment operations	0.47	(0.10)	(2.06)	0.32		1.31	0.43

Less distributions paid:
Dividends from net investment income	(0.56)	(0.38)	(0.28)	(0.41)		(0.48)	—
Distributions from net realized gains	—	—	(0.22)	(0.71)		(0.02)	—

Total distributions paid	(0.56)	(0.38)	(0.50)	(1.12)		(0.50)	—

Net asset value, end of year/period	$14.54	$14.63	$15.11	$17.67		$18.47	$17.66

Total return(3)	3.18%	-0.67%	-11.95%	1.77%		7.65%	2.50%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$269,280	$342,093	$383,481	$417,548		$284,610	$1
Ratio of expenses to average net assets before waiver and reimbursements(4)	0.91%	0.91%	0.88%	0.96%		1.06%	0.75%
Ratio of expenses to average net assets after waiver and reimbursements(4)	0.60%	0.60%	0.60%	0.66	%(5)	0.75%	0.75%
Ratio of net investment income to average net assets before waiver and reimbursements(4)	3.59%	2.90%	1.49%	1.42%		1.87%	2.33%
Ratio of net investment income to average net assets after waiver and reimbursements(4)	3.90%	3.21%	1.77%	1.72%		2.18%	2.33%
Portfolio turnover rate(3)(7)	68.6%	195.1%	201.7%	227.0%		180.7%	144.3%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Effective January 26, 2021, the expense limitation cap was reduced from 0.75% to 0.60%.
(6)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Advisor Class

Financial Highlights

	Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019
Net asset value, beginning of year/period	$28.72	$25.83	$33.27	$25.61		$23.77		$28.40

Income (loss) from investment operations:
Net investment income(1)	0.19	0.42	0.43	0.32		0.29		0.34
Net realized and unrealized gain(loss)(5)	3.02	3.10	(5.10)	7.61		1.86		(2.21)

Total from investment operations	3.21	3.52	(4.67)	7.93		2.15		(1.87)

Less distributions paid:
Dividends from net investment income	(0.81)	(0.29)	(0.53)	(0.27)		(0.31)		(0.17)
Distributions from net realized gains	(1.34)	(0.34)	(2.24)	—		—		(2.59)

Total distributions paid	(2.15)	(0.63)	(2.77)	(0.27)		(0.31)		(2.76)

Net asset value, end of year/period	$29.78	$28.72	$25.83	$33.27		$25.61		$23.77

Total return(2)	11.66%	13.94%	-15.34%	31.20%		9.01%		-5.54%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$46,836	$89,079	$107,004	$154,671		$235,018		$818,269
Ratio of expenses to average net assets before waiver and reimbursements(3)	0.95%	0.94%	0.93%	0.93%		0.95%		0.94%
Ratio of expenses to average net assets after waiver and reimbursements(3)	0.95%	0.94%	0.93%	0.97	%(4)	0.98	%(4)	0.98	%(4)
Ratio of net investment income to average net assets before waiver and reimbursements(3)	1.35%	1.57%	1.46%	1.14%		1.21%		1.42%
Ratio of net investment income to average net assets after waiver and reimbursements(3)	1.35%	1.57%	1.46%	1.10%		1.18%		1.38%
Portfolio turnover rate(2)(6)	47.0%	100.6%	59.6%	72.3%		55.1%		111.4%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Reflects expense cap of 0.73% (plus Rule 12b-1 fees of 0.25%).
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019(1)
Net asset value, beginning of year/period	$28.63	$25.75	$33.22	$25.59	$23.78	$24.69

Income from investment operations:
Net investment income(2)	0.22	0.49	0.51	0.42	0.39	0.06
Net realized and unrealized gain(loss)(5)	3.02	3.08	(5.09)	7.58	1.84	(0.97)

Total from investment operations	3.24	3.57	(4.58)	8.00	2.23	(0.91)

Less distributions paid:
Dividends from net investment income	(0.89)	(0.35)	(0.65)	(0.37)	(0.42)	—
Distributions from net realized gains	(1.34)	(0.34)	(2.24)	—	—	—

Total distributions paid	(2.23)	(0.69)	(2.89)	(0.37)	(0.42)	—

Net asset value, end of year/period	$29.64	$28.63	$25.75	$33.22	$25.59	$23.78

Total return(3)	11.84%	14.19%	-15.13%	31.56%	9.36%	-3.69%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$652,544	$781,888	$824,505	$948,092	$664,055	$1
Ratio of expenses to average net assets(4)	0.70%	0.69%	0.68%	0.68%	0.71%	0.73%
Ratio of net investment income to average net assets(4)	1.58%	1.83%	1.73%	1.43%	1.64%	1.42%
Portfolio turnover rate(3)(6)	47.0%	100.6%	59.6%	72.3%	55.1%	111.4%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

ActivePassive Core Bond ETF

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended February 29, 2024 (Unaudited)	Period Ended August 31, 2023(1)
Net asset value, beginning of period	$29.18	$30.00

Income from investment operations:
Net investment income(2)	0.63	0.35
Net realized and unrealized gain (loss)(5)	0.06	(0.93)

Total from investment operations	0.69	(0.58)

Less distributions paid:
Dividends from net investment income	(0.57)	(0.24)

Total distributions paid	(0.57)	(0.24)

Net asset value, end of period	$29.30	$29.18

Total return(3)(6)	2.40%	-1.96%

Ratios / supplemental data
Net assets, end of period (000’s)	$249,750	$99,933
Ratio of expenses to average net assets(4)	0.35%	0.35%
Ratio of net investment income to average net assets(4)	4.35%	3.58%
Portfolio turnover rate(3)	57.4%	12.7%

(1)	Fund commenced operations on May 2, 2023.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Total return represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return for a period less than one year is not annualized. Total return represented is total return of Net Asset Value. Total return of the Market Value is 2.39% for the six months ended February 29, 2024 and -1.80% for the period ended August 31, 2023.

The accompanying notes are an integral part of these financial statements.

ActivePassive Intermediate Municipal Bond ETF

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended February 29, 2024 (Unaudited)	Period Ended August 31, 2023(1)
Net asset value, beginning of period	$24.39	$25.00

Income from investment operations:
Net investment income(2)	0.27	0.17
Net realized and unrealized gain (loss)(5)	0.45	(0.66)

Total from investment operations	0.72	(0.49)

Less distributions paid:
Dividends from net investment income	(0.25)	(0.12)

Total distributions paid	(0.25)	(0.12)

Net asset value, end of period	$24.86	$24.39

Total return(3)(6)	2.96%	-1.94%

Ratios / supplemental data
Net assets, end of period (000’s)	$68,996	$30,490
Ratio of expenses to average net assets(4)	0.35%	0.35%
Ratio of net investment income to average net assets(4)	2.21%	2.14%
Portfolio turnover rate(3)	49.9%	0.0%

(1)	Fund commenced operations on May 2, 2023.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Total return represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return for a period less than one year is not annualized. Total return represented is total return of Net Asset Value. Total return of the Market Value is 3.36% for the six months ended February 29, 2024 and -1.93% for the period ended August 31, 2023.

The accompanying notes are an integral part of these financial statements.

ActivePassive International Equity ETF

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended February 29, 2024 (Unaudited)	Period Ended August 31, 2023(1)
Net asset value, beginning of period	$25.25	$24.73

Income from investment operations:
Net investment income(2)	0.16	0.20
Net realized and unrealized gain (loss)(5)	2.10	0.32

Total from investment operations	2.26	0.52

Less distributions paid:
Dividends from net investment income	(0.17)	—
Total distributions paid	(0.17)	—

Net asset value, end of period	$27.34	$25.25

Total return(3)(6)	8.93%	2.12%

Ratios / supplemental data
Net assets, end of period (000’s)	$259,703	$77,022
Ratio of expenses to average net assets(4)	0.45%	0.45%
Ratio of net investment income to average net assets(4)	1.26%	2.39%
Portfolio turnover rate(3)	22.6%	15.1%

(1)	Fund commenced operations on May 2, 2023.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Total return represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return for a period less than one year is not annualized. Total return represented is total return of Net Asset Value. Total return of the Market Value is 9.06% for the six months ended February 29, 2024 and 2.16% for the period ended August 31, 2023.

The accompanying notes are an integral part of these financial statements.

ActivePassive U.S. Equity ETF

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended February 29, 2024 (Unaudited)	Period Ended August 31, 2023(1)
Net asset value, beginning of period	$27.42	$24.75

Income from investment operations:
Net investment income(2)	0.16	0.12
Net realized and unrealized gain (loss)(5)	3.70	2.55

Total from investment operations	3.86	2.67

Less distributions paid:
Dividends from net investment income	(0.12)	—
Total distributions paid	(0.12)	—

Net asset value, end of period	$31.16	$27.42

Total return(3)(6)	14.09%	10.78%

Ratios / supplemental data
Net assets, end of period (000’s)	$180,280	$180,280
Ratio of expenses to average net assets(4)	0.30%	0.30%
Ratio of net investment income to average net assets(4)	1.15%	1.39%
Portfolio turnover rate(3)	14.8%	8.9%

(1)	Fund commenced operations on May 2, 2023.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(6)	Total return represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return for a period less than one year is not annualized. Total return represented is total return of Net Asset Value. Total return of the Market Value is 14.12% for the six months ended February 29, 2024 and 10.95% for the period ended August 31, 2023.

The accompanying notes are an integral part of these financial statements.

ENVESTNET FUNDS

Notes to Financial Statements

February 29, 2024 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds and the ActivePassive ETFs (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objective and policies within the Trust. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Advisor Class of the Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Institutional Class of the Core Fixed Income Fund became effective and commenced operations on July 1, 2019. The Advisor Class of the Diversified Equity Fund became effective and commenced operations on August 26, 2009. The Institutional Class of the Diversified Equity Fund became effective and commenced operations on July 1, 2019. The Advisor Class shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares. Envestnet Asset Management, Inc. (the “Adviser”) serves as the PMC Fund’s investment adviser. Neuberger Berman Investment Advisers LLC serves as the Core Fixed Income Fund’s sub-adviser.

The investment objective of the ActivePassive Core Bond ETF (“Core Bond ETF”) is to provide current income consistent with low volatility of principal. The investment objective of the ActivePassive Intermediate Municipal Bond ETF (“Intermediate Municipal Bond ETF”) is to provide current income that is exempt from federal income taxes consistent with low volatility of principal. The investment objective of each of the ActivePassive International Equity ETF (“International Equity ETF”) and the ActivePassive U.S. Equity ETF (“U.S. Equity ETF”) is to provide long-term capital appreciation. The ActivePassive ETFs commenced operations on May 2, 2023. Envestnet Asset Management, Inc. (the “Adviser”) serves as the ActivePassive ETFs’ investment adviser. Neuberger Berman Investment Advisers LLC and Sage Advisory Services, Ltd Co. serve as the Core Bond ETF’s sub-advisers. GW&K Investment Management, LLC serves as the Intermediate Municipal Bond ETF’s sub-adviser. AllianceBernstein L.P. and Causeway Capital Management LLC serve as the International Equity ETF’s sub-advisers.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

ENVESTNET FUNDS

Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

Fund securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Odd lots may trade at lower prices than institutional round lots.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Trust’s Board of Trustees (the “Board”) which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.

Forward foreign currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Adviser will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

ENVESTNET FUNDS

Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 29, 2024:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$33,197,672	$901,955	$34,099,627
Corporate Bonds*	—	102,207,389	—	102,207,389
Foreign Corporate Bonds*	—	12,799,397	—	12,799,397
Foreign Government Agency Issues	—	4,537,193	—	4,537,193
Foreign Government Notes/Bonds	—	4,029,693	—	4,029,693
Non-Agency Commercial Mortgage Backed Securities	—	17,115,576	765,124	17,880,700
Agency Commercial Mortgage Backed Securities	—	90,805,756	—	90,805,756
U.S. Government Agency Issues	—	300,626	—	300,626
U.S. Treasury Obligations	—	16,826,643	—	16,826,643

Total Fixed Income Securities	—	281,819,945	1,667,079	283,487,024
Exchange-Traded Funds	4,257,505	—	—	4,257,505
Investments Purchased with Collateral from Securities Lending(a)	—	—	—	24,644,555
Money Market Funds	2,241,861	—	—	2,241,861

Total Investments in Securities	$6,499,366	$281,819,945	$1,667,079	$314,630,945

*	For further breakdown by industry, please refer to the Schedule of Investments.

(a)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

^	The Fund measures Level 3 activity as of the end of each financial reporting period.

As of February 29, 2024, the Fund held level 3 investments that were valued at the most recent trade price in an inactive market. The Level 3 investments in securities represented less than 1% of the Fund’s net assets and were not considered a significant portion of the Fund’s portfolio. As the Level 3 investments were not considered significant to the financial statements, a reconciliation of Level 3 investments for the six months ended February 29, 2024 is not presented.

ENVESTNET FUNDS

Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

Diversified Equity Fund

	Level 1	Level 2	Level 3^	Total
Equity
Common Stocks*	$512,262,807	$5,690,666	$5,319	$517,958,792
Preferred Stocks*	1,282,787	—	0	1,282,787
Exchange-Traded Funds	154,519,769	—	—	154,519,769
Real Estate Investment Trusts*	13,647,613	—	—	13,647,613

Total Equity	681,712,976	5,690,666	5,319	687,408,961
Investments Purchased with Collateral from Securities Lending(a)	—	—	—	133,128,314
Money Market Funds	12,153,980	—	—	12,153,980

Total Investments in Securities	$693,866,956	$5,690,666	$5,319	$832,691,255

*	For further breakdown by industry, please refer to the Schedule of Investments.

(a)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

^	The Fund measures Level 3 activity as of the end of each financial reporting period.

As of February 29, 2024, the Fund held level 3 investments that were valued at the most recent trade price in an inactive market. The Level 3 investments in securities represented less than 1% of the Fund’s net assets and were not considered a significant portion of the Fund’s portfolio. As the Level 3 investments were not considered significant to the financial statements, a reconciliation of Level 3 investments for the six months ended February 29, 2024 is not presented.

ActivePassive Core Bond ETF

	Level 1	Level 2	Level 3^	Total
Fixed Income Securities
Asset Backed Securities	$—	$4,288,767	$145,760	$4,434,527
Corporate Bonds*	—	50,674,218	—	50,674,218
Foreign Corporate Bonds*	—	10,954,863	—	10,954,863
Foreign Government Agency Issues	—	1,768,105	—	1,768,105
Foreign Government Notes/Bonds	—	1,217,224	—	1,217,224
Non-Agency Commercial Mortgage Backed Securities	—	2,975,944	—	2,975,944
Agency Commerical Mortgage Backed Securities	—	22,262,760	—	22,262,760
U.S. Treasury Obligations	—	78,619,260	—	78,619,260
U.S. Government Agency Issues	—	762,660	—	762,660
U.S. Treasury Bills	—	479,579	—	479,579

Total Fixed Income Securities	—	174,003,380	145,760	174,149,140
Exchange-Traded Funds	73,634,230	—	—	73,634,230
Money Market Funds	1,719,820	—	—	1,719,820

Total Investments in Securities	$75,354,050	$174,003,380	$145,760	$249,503,190

*	For further breakdown by industry, please refer to the Schedule of Investments.

^	The Fund measures Level 3 activity as of the end of each financial reporting period.

As of February 29, 2024, the Fund held level 3 investments that were valued at the most recent trade price in an inactive market. The Level 3 investments in securities represented less than 1% of the Fund’s net assets and were not considered a significant portion of the Fund’s portfolio. As the Level 3 investments were not considered significant to the financial statements, a reconciliation of Level 3 investments for the six months ended February 29, 2024 is not presented.

ENVESTNET FUNDS

Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

ActivePassive Intermediate Municipal Bond ETF

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Municipal Bonds	$—	$59,822,523	$—	$59,822,523

Total Fixed Income Securities	—	59,822,523	—	59,822,523
Exchange-Traded Funds	8,104,336	—	—	8,104,336
Money Market Funds	3,113,051	—	—	3,113,051

Total Investments in Securities	$11,217,387	$59,822,523	$—	$71,039,910

The Fund did not hold any Level 3 securities during the six months ended February 29, 2024.

ActivePassive International Equity ETF

	Level 1	Level 2	Level 3^	Total
Equity
Common Stocks*	$254,186,888	$386,086	$3,516	$254,576,490
Preferred Stocks*	2,714,560	—	—	2,714,560
Exchange-Traded Funds	2,752	—	—	2,752

Total Equity	256,904,200	386,086	3,516	257,293,802
Money Market Funds	2,148,863	—	—	2,148,863

Total Investments in Securities	$259,053,063	$386,086	$3,516	$259,442,665

*	For further breakdown by industry, please refer to the Schedule of Investments.

^	The Fund measures Level 3 activity as of the end of each financial reporting period.

As of February 29, 2024, the Fund held level 3 investments that were valued at the most recent trade price in an inactive market. The Level 3 investments in securities represented less than 1% of the Fund’s net assets and were not considered a significant portion of the Fund’s portfolio. As the Level 3 investments were not considered significant to the financial statements, a reconciliation of Level 3 investments for the six months ended February 29, 2024 is not presented.

ActivePassive U.S. Equity ETF

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$500,853,574	$—	$—	$500,853,574
Exchange-Traded Funds	52,865,444	—	—	52,865,444
Real Estate Investment Trusts*	13,850,199	—	—	13,850,199

Total Equity	567,569,217	—	—	567,569,217
Money Market Funds	2,781,227	—	—	2,781,227

Total Investments in Securities	$570,350,444	$—	$—	$570,350,444

*	For further breakdown by industry, please refer to the Schedule of Investments.

The Fund did not hold any Level 3 securities during the six months ended February 29, 2024.

ENVESTNET FUNDS

Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

The Funds may use certain options, futures and forward foreign currency contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Funds did not hold derivative instruments during the six months ended February 29, 2024.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts, as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it

ENVESTNET FUNDS

Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds did not enter into any futures contracts during the six months ended February 29, 2024.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts may also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) the position provides cash and liquid assets with a value marked-to-market daily, sufficient to cover the counter-party’s potential obligations.

(d)	Forward Foreign Currency Contracts

The Core Fixed Income Fund, Core Bond ETF and International Equity ETF might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, a Fund might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. A Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of currency forward exchange contracts include adverse changes in the value of such instruments and exposure to counterparty credit risk. Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds did not enter into any forward foreign currency contracts during the six months ended February 29, 2024.

(e)	Options

The Core Fixed Income Fund and each ActivePassive ETF may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose a Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. A Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, a Fund may enter into written put options to hedge against changes in the value of purchased put options.

A Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction,

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Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, a Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss. The Fund did not enter into any options contracts during the six months ended February 29, 2024.

(f)	Security Loans

When the PMC Funds loan securities held in their portfolios, the PMC Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral. The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the PMC Funds. The PMC Funds have the right under the lending agreement to recover the securities from the borrower on demand. See Note 11 for additional information.

(g)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended February 29, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the six months ended February 29, 2024, the Funds did not incur any interest or penalties. The PMC Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2019.

(h)	Distributions to Shareholders

The Funds will distribute net investment income and net realized capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

(j)	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds do not charge a redemption fee, therefore the offering and redemption price per share are equal to a Fund’s net asset value per share.

(k)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Advisor Class shares of the PMC Funds. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(l)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts, premiums and interest-only strips are accreted or amoritzed over the expected life of the respective securities using the constant yield method. Gains and losses on principal payments and short-falls of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

(m)	LIBOR Transition

Certain instruments in which the Funds may invest previously relied in some fashion upon the London Interbank Offered Rate (LIBOR). As of June 30, 2023, the ICE Benchmark Administration (“IBA”), as LIBOR administrator, ceased publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months), and as of December 31, 2021, the IBA had ceased publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR. Until September 30, 2024, the IBA will continue to publish the one-month, three-month and six-month USD LIBOR tenors using a synthetic methodology that is permanently unrepresentative of the underlying markets such tenors previously sought to measure. The U.S. Congress passed the Adjustable Interest Rate (LIBOR) Act on March 15, 2022. The LIBOR Act replaces references to LIBOR for U.S. contracts that did not mature before June 30, 2023 with benchmark replacements based on the Secured Overnight Financing Rate (“SOFR”). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities and is published daily by the Federal Reserve Bank of New York. The benchmark replacement rate may not have the same value or economic equivalence as LIBOR. The transition from LIBOR could have a significant impact on the financial markets, including increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. The transition to an alternative interest rate may not be orderly, may occur over various time periods or may have unintended consequences.

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Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

PMC Core Fixed Income Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Year Ended August 31, 2023	$10,484,355	$—	$—
Year Ended August 31, 2022	$9,240,233	$—	$4,677,382

PMC Diversified Equity Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Year Ended August 31, 2023	$12,064,740	$—	$12,251,716
Year Ended August 31, 2022	$21,468,568	$—	$74,998,483

ActivePassive Core Bond ETF	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Period Ended August 31, 2023	$765,963	$—	$—

ActivePassive Intermediate Municipal Bond ETF	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Period Ended August 31, 2023	$22,927	$125,954	$—

ActivePassive International Equity ETF	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Period Ended August 31, 2023	$—	$—	$—

ActivePassive U.S. Equity ETF	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Period Ended August 31, 2023	$—	$—	$—

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Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

As of August 31, 2023, the components of distributable earnings (deficit) for income tax purposes were as follows:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund	ActivePassive Core Bond ETF	ActivePassive Intermediate Municipal Bond ETF	ActivePassive International Equity ETF	ActivePassive U.S. Equity ETF
Cost basis of investments for federal income tax purposes	$454,634,959	$932,776,465	$101,985,505	$30,945,397	$76,580,220	$164,661,425

Gross tax unrealized appreciation	$1,070,075	$159,617,200	$75,527	$1	$3,610,822	$17,938,243
Gross tax unrealized depreciation	(30,157,036)	(23,258,637)	(2,576,403)	(747,181)	(3,405,368)	(2,528,480)

Net tax unrealized appreciation	$(29,086,961)	$136,358,563	$(2,500,876)	$(747,180)	$205,454	$15,409,763

Undistributed ordinary income	$8,804,784	$19,859,389	$316,066	$51,907	$671,642	$727,620
Undistributed long-term capital gain	—	33,051,364	—	—	—	—

Total distributable earnings	$8,804,784	$52,910,753	$316,066	$51,907	$671,642	$727,620
Other accumulated loss	(43,758,088)	—	(207,824)	—	(246,200)	(286,501)

Total accumulated earnings	$(64,040,265)	$189,269,316	$(2,392,634)	$(695,273)	$630,896	$15,850,882

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments and PFIC mark-to-market adjustments.

At August 31, 2023, the Funds had capital loss carryovers as follows:

	Short-Term	Long-Term
PMC Core Fixed Income Fund	$(20,029,413)	$(23,728,675)
PMC Diversified Equity Fund	—	—
ActivePassive Core Bond ETF	(207,824)	—
ActivePassive Intermediate Municipal Bond ETF	—	—
ActivePassive International Equity ETF	(246,200)	—
ActivePassive U.S. Equity ETF	(286,501)	—

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net

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Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

asset value per share. For the year ended August 31, 2023, the following reclassifications were made for permanent tax differences due to equalization on the Statements of Assets and Liabilities:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund	ActivePassive Core Bond ETF	ActivePassive Intermediate Municipal Bond ETF	ActivePassive International Equity ETF	ActivePassive U.S. Equity ETF
Total distributable earnings	$—	$(8,175,223)	$—	$—	$—	$—
Paid-in capital	$—	$8,175,223	$—	$—	$—	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2023. Also, the Funds recognized no interest and penalties related to uncertain tax benefits in fiscal year 2023. At August 31, 2023, the fiscal years 2020 through 2023 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the PMC Funds, with the Adviser to furnish investment advisory services to the PMC Funds. Under terms of the Agreement, the Trust, on behalf of the PMC Funds, the Adviser is entitled to receive from the Diversified Equity Fund a management fee equal to 0.53% of the Fund’s average daily net assets and is entitled to receive from the Core Fixed Income Fund a management fee equal to 0.65% of the Fund’s average daily net assets if the Fund’s net assets are $2,500,000,000 or less; 0.625% if the Fund’s net assets are greater than $2,500,000,000 but less than $5,000,000,000; and 0.60% if the Fund’s assets are greater than $5,000,000,000.

The Adviser has contractually agreed to waive its management fees and/or reimburse other expenses of each PMC Fund at least through December 29, 2024 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connections with any merger or reorganizations, dividends or interest on short positions, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 0.60% for the Core Fixed Income Fund and 0.73% for the Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Core Fixed Income Fund	Diversified Equity Fund
August 31, 2024	$624,268	$—
August 31, 2025	$1,309,991	$—
August 31, 2026	$1,216,182	$—
February 28, 2027	$541,217	$—

Sub-advisory services are provided to the Core Fixed Income Fund, pursuant to an agreement between the Adviser and Neuberger Berman Investment Advisers LLC (the “Sub-Adviser”). Under the terms of the sub-advisory agreement, the Adviser compensates the Sub-Adviser based on the Fund’s average daily net assets.

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February 29, 2024 (Unaudited)

In addition, the Trust, on behalf of the ActivePassive ETFs (“ETFs”), has entered into an investment advisory agreement (the “ETF Agreement”) with the Adviser to furnish investment advisory services to the ETFs. Pursuant to the ETF Agreement, the Core Bond ETF, Intermediate Municipal Bond ETF, International Equity ETF and U.S. Equity ETF pay a unitary management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.35%, 0.35%, 0.45% and 0.30%, respectively, of the ETF’s average daily net assets. Pursuant to the ETF Agreement, the Adviser has agreed to pay all expenses of the ETFs except the unitary management fee paid to the Adviser under the ETF Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the ETFs under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Sub-advisory services are provided to the ETFs, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the subadvisers based on each ETF’s average daily net assets.

ActivePassive Core Bond ETF

Neuberger Berman Investment Advisers LLC

Sage Advisory Services, Ltd Co.

ActivePassive Intermediate Municipal Bond ETF

GW&K Investment Management, LLC

ActivePassive International Equity ETF

AllianceBernstein L.P.

Causeway Capital Management LLC

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Advisor Class shares of the PMC Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of each Fund’s average daily net assets of Advisor Class shares. During the six months ended February 29, 2024, the PMC Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$38,039
Diversified Equity Fund	$97,203

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator under an agreement with the PMC Funds and a separate agreement with the ActivePassive ETFs. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred by the PMC Funds for the six months ended February 29, 2024, and owed as of February 29, 2024, are as follows:

	Incurred	Owed
Core Fixed Income Fund	$94,631	$49,959
Diversified Equity Fund	$205,435	$76,409

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Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the six months ended February 29, 2024, and owed as of February 29, 2024 are as follows:

Fund Accounting	Incurred	Owed
Core Fixed Income Fund	$107,423	$36,360
Diversified Equity Fund	$119,575	$43,322

Transfer Agency	Incurred	Owed
Core Fixed Income Fund	$142,879	$51,657
Diversified Equity Fund	$193,832	$71,292

Custody	Incurred	Owed
Core Fixed Income Fund	$31,214	$12,124
Diversified Equity Fund	$47,437	$2,724

Under the terms of the ETF Agreement, the Adviser pays the fund administration and accounting, transfer agency and custody fees for the ActivePassive ETFs.

The PMC Funds each have an unsecured line of credit with U.S. Bank (see Note 9).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each PMC Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred by the PMC Funds for the six months ended February 29, 2024, and owed as of February 29, 2024 is as follows:

	Incurred	Owed
Core Fixed Income Fund	$5,546	$2,782
Diversified Equity Fund	$5,452	$2,181

Under the terms of the ETF Agreement, the Adviser pays the chief compliance officer fees for the ActivePassive ETFs.

(7)	Creation and Redemption Transactions

Shares of the ActivePassive ETFs are listed and traded on the NYSE Arca, Inc. The ActivePassive ETFs issue and redeem shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each ActivePassive ETF will be equal to the ActivePassive ETF’s total assets minus the ActivePassive ETF’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Only “Authorized Participants” may purchase or redeem shares directly from the ActivePassive ETFs. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not

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Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ActivePassive ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee for each ActivePassive ETF is $500.

An additional variable fee of up to a maximum of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial purchase of Creation Units. For orders comprised entirely of cash, a variable fee of 0.25% of the value of the order will be charged by each ActivePassive ETF. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each ActivePassive ETF may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the ActivePassive ETF’s shareholders.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the ActivePassive ETFs and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of each ActivePassive ETF will be issued to such authorized participant notwithstanding the fact that the ActivePassive ETF’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the ActivePassive ETFs or their agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the ActivePassive ETFs for losses, if any.

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended February 29, 2024 are summarized below.

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund	ActivePassive Core Bond ETF	ActivePassive Intermediate Municipal Bond ETF	ActivePassive International Equity ETF	ActivePassive U.S. Equity ETF
Purchases:
U.S. Government	$125,412,924	$—	$79,625,152	$—	$—	$—
Other	106,699,181	362,027,414	156,155,497	59,427,245	32,670,911	53,159,815

Total Purchases	$232,112,105	$362,027,414	$235,780,649	$59,427,245	$32,670,911	$53,159,815
Sales
U.S. Government	$39,731,627	$—	$22,843,936	$—	$—	$—
Other	280,114,679	610,240,114	63,028,902	21,542,011	30,959,860	44,444,763

Total Sales	$319,846,306	$610,240,114	$85,872,838	$21,542,011	$30,959,860	$44,444,763

The above ActivePassive International Equity ETF and ActivePassive U.S. Equity ETF purchases and sales exclude any in-kind transactions associated with creations and redemptions. During the six months ended February 29, 2024, the International Equity ETF had $166,112,265 of creations in-kind and $0 of redemptions in-kind, and the U.S. Equity ETF had $334,755,801 of creations in-kind and $642,353 of redemptions in-kind.

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Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

(9)	Line of Credit

At February 29, 2024, the Core Fixed Income Fund and Diversified Equity Fund had unsecured lines of credit in the lesser amount of $20,000,000 and $35,000,000, respectively, or 33.33% of the fair value of unencumbered assets of each Fund, as defined, which both mature August 5, 2024. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate of 8.50% from September 1, 2023 through February 29, 2024. The following table provides information regarding usage of the line of credit for the six months ended February 29, 2024 for the Funds. The Funds did not have an outstanding balance on either line of credit as of February 29, 2024.

	Days Utilitized	Average Amount of Borrowing	Weighted Average Borrowing Rate	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Core Fixed Income Fund	1	$2,606,000	8.50%	$615	$2,606,000	12/20/2023
Diversified Equity Fund	9	$3,964,444	8.50%	$8,424	$35,000,000	12/4/2023

*	Interest expense is reported within Other Expenses on the Statements of Operations.

(10)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At February 29, 2024, Charles Schwab & Co., Inc., for the benefit of its customers, held 33.66% of the PMC Core Fixed Income Fund’s outstanding Advisor Class shares. At February 29, 2024, Charles Schwab & Co., Inc., for the benefit of its customers, held 26.61% of the PMC Diversified Equity Fund’s outstanding Advisor Class shares.

(11)	Securities Lending

Pursuant to the terms of a securities lending agreement with U.S. Bank, each PMC Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a PMC Fund. During the time securities are on loan, the borrower will pay the applicable PMC Fund any accrued income on those securities, and the PMC Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a PMC Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A PMC Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a PMC Fund on a timely basis and that PMC Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable PMC Fund.

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Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

As of February 29, 2024, the value of the securities on loan and value of collateral received for securities lending were as follows:

	Loaned Securities Value	Value of Cash Collateral	% of Net Assets
Core Fixed Income Fund	$24,137,545	$24,644,555	8.38%
Diversified Equity Fund	$130,532,770	$133,128,314	18.66%

The PMC Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC as noted on the Schedules of Investments. The investment objective is to seek to maximize current income with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The PMC Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The net fee and interest income earned by the PMC Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the PMC Funds’ Statements of Operations.

(12)	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

(13)	Subsequent Events

The Adviser recommended to the Board the closure and liquidation of each PMC Fund. The Board determined, after considering the combined recommendation of the Adviser and Sub-Adviser, that it was in the best interests of each PMC Fund and its shareholders to liquidate and terminate each PMC Fund.

Shares of each PMC Fund will be closed to new purchases, except purchases made through an automatic investment program or the reinvestment of any distributions, as of the close of business on April 30, 2024, and liquidated as series of the Trust on May 31, 2024.

The ActivePassive Core Bond ETF paid distributions to shareholders as follows:

Record Date	Ex-Date	Payable Date	Ordinary Income Rate	Ordinary Income Distribution Paid
3/4/2024	3/1/2024	3/5/2024	$0.08469722	$722,044
4/3/2024	4/2/2024	4/4/2024	$0.10059292	$900,306

ENVESTNET FUNDS

Notes to Financial Statements, continued

February 29, 2024 (Unaudited)

The ActivePassive Intermediate Municipal Bond ETF paid distributions to shareholders as follows:

Record Date	Ex-Date	Payable Date	Ordinary Income Rate	Ordinary Income Distribution Paid
3/4/2024	3/1/2024	3/5/2024	$0.04369398	$121,251
4/3/2024	4/2/2024	4/4/2024	$0.05250384	$153,574

The Funds have evaluated events and transactions that have occurred subsequent to February 29, 2024 through the date the financial statements were issued and determined there were no other subsequent events that would require disclosure in the financial statements.

Notice of Privacy Policy & Practices

(Unaudited)

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security numbers;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

How We Protect Your Information

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ENVESTNET FUNDS

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended August 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	100.00%
ActivePassive Core Bond ETF	0.00%
ActivePassive Intermediate Bond ETF	0.00%
ActivePassive International Equity ETF	0.00%
ActivePassive U.S. Equity ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2023 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	42.43%
ActivePassive Core Bond ETF	0.00%
ActivePassive Intermediate Bond ETF	0.00%
ActivePassive International Equity ETF	0.00%
ActivePassive U.S. Equity ETF	0.00%

For the fiscal year ended August 31, 2023, taxable ordinary income distributions are designated as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the Funds as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	0.00%
ActivePassive Core Bond ETF	0.00%
ActivePassive Intermediate Bond ETF	0.00%
ActivePassive International Equity ETF	0.00%
ActivePassive U.S. Equity ETF	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

Envestnet Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).

Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	31	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017–2022).

Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; President and Chief Operating Officer (2000-2020), Olstein Capital Management, L.P. (asset management firm).

Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020).	Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-present); Independent Director, Century Communities, Inc. (publicly-traded homebuilding company) (October 2023-present).

Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A

Envestnet Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Interested Trustee and Officers

John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term; Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	31	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc. (2017-2021).	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019).	N/A

Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

Shannon Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A

Marissa Pawlinksi 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1996	Assistant Secretary	Indefinite Term; Since January 2024	N/A

Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022); Legal Intern, City of Brookfield (2020-2021); Student, Marquette University Law School (2019-2021).

N/A
*	Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, Sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ filings on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the ActivePassive ETFs trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) NAV is available without charge, on the ActivePassive ETFs’ website at www.activepassive.com.

PMC FUNDS and ActivePassive ETFs

Investment Adviser	Envestnet Asset Management, Inc. One North Wacker Drive, Suite 1925 Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 324 North Water Street, Suite 830 Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b) Not applicable for this Registrant.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed on November  9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, Principal Executive Officer

Date 5/1/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, Principal Executive Officer

Date 5/1/2024

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Principal Financial Officer

Date 5/1/2024

*	Print the name and title of each signing officer under his or her signature.